                                                                    Exhibit 10.1
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                         DATED AS OF NOVEMBER 30, 1999,


                                      AMONG


                       PROTOCOL COMMUNICATIONS, INC., AND
                               MEDIA EXPRESS INC.
                                  AS BORROWERS,

                           THE LENDERS LISTED HEREIN,
                                   AS LENDERS,

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                             AS ADMINISTRATIVE AGENT

                             ING (U.S.) CAPITAL LLC,
                     AS SYNDICATION AGENT AND CO-BOOK RUNNER

                                       AND

                        LASALLE BANK NATIONAL ASSOCIATION
                             AS DOCUMENTATION AGENT,

                                      WITH

                             CIBC WORD MARKETS CORP.
                           AS ARRANGER AND BOOK RUNNER




                          PROTOCOL COMMUNICATIONS, INC.
                               MEDIA EXPRESS INC.

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                TABLE OF CONTENTS

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 Section 1.   DEFINITIONS...........................................................................3
       1.1    Certain Defined Terms.................................................................3
       1.2    Accounting Terms; Utilization of GAAP for Purposes of Calculations
              Under Agreement......................................................................57
       1.3    Other Definitional Provisions and Rules of Construction..............................58

Section 2.    AMOUNTS AND TERMS OF COMMITMENTS AND LOANS...........................................58
       2.1    Commitments; Making of Loans; Notes..................................................58
       2.2    Interest on the Loans................................................................69
       2.3    Fees.................................................................................74
       2.4    Repayments, Prepayments and Reductions in Acquisition Commitments and
              Revolving Loan Commitments; General Provisions Regarding Payments;
              Application of Proceeds of Collateral and Payments Under Guaranties..................75
       2.5    Use of Proceeds......................................................................92
       2.6    Special Provisions Governing Eurodollar Rate Loans...................................93
       2.7    Increased Costs; Taxes; Capital Adequacy.............................................96
       2.8    Obligation of Lenders and Issuing Lenders to Mitigate; Mandatory
              Assignments by Lenders..............................................................102
       2.9    Increase in US Acquisition Loan Commitments; Addition of Lenders;
              Assignments.........................................................................103

Section 3.    LETTERS OF CREDIT...................................................................105
       3.1    Issuance of Letters of Credit and Lenders' Purchase of Participations
              Therein.............................................................................105
       3.2    Letter of Credit Fees...............................................................109
       3.3    Drawings and Reimbursement of Amounts Paid Under Letters of Credit..................110
       3.4    Obligations Absolute................................................................113

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                   TABLE OF CONTENTS
                      (CONTINUED)

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       3.5    Indemnification; Nature of Issuing Lenders' Duties..................................114
       3.6    Increased Costs and Taxes Relating to Letters of Credit.............................116

Section 4.    CONDITIONS TO EFFECTIVENESS; CONDITIONS TO LOANS AND LETTERS OF CREDIT..............117
       4.1    Conditions to Effectiveness.........................................................117
       4.2    Conditions to All Loans.............................................................125
       4.3    Conditions to Letters of Credit.....................................................126

Section 5.    BORROWERS' REPRESENTATIONS AND WARRANTIES...........................................127
       5.1    Organization, Powers, Qualification, Good Standing, Business and
              Subsidiaries........................................................................127
       5.2    Authorization of Borrowing, etc.....................................................128
       5.3    Financial Condition.................................................................129
       5.4    No Material Adverse Change; No Restricted Junior Payments...........................130
       5.5    Title to Properties; Liens; Real Property...........................................131
       5.6    Litigation; Adverse Facts...........................................................131
       5.7    Payment of Taxes....................................................................132
       5.8    Performance of Agreements; Materially Adverse Agreements; Material
              Contracts...........................................................................132
       5.9    Governmental Regulation.............................................................133
       5.10   Securities Activities...............................................................133
       5.11   Employee Benefit Plans..............................................................133
       5.12   Certain Fees........................................................................134
       5.13   Environmental Protection............................................................134
       5.14   Employee Matters....................................................................135
       5.15   Solvency............................................................................136
       5.16   Matters Relating to Collateral......................................................136
       5.17   Related Agreements..................................................................137
       5.18   Disclosure..........................................................................138
       5.19   Survival of Rights Created Under Existing Credit Agreement..........................138

Section 6.    BORROWERS' AFFIRMATIVE COVENANTS....................................................139
       6.1    Financial Statements and Other Reports..............................................139
       6.2    Corporate Existence, etc............................................................147
       6.3    Payment of Taxes and Claims; Tax Consolidation......................................147
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                   TABLE OF CONTENTS
                      (continued)

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       6.4    Maintenance of Properties; Insurance; Application of Net
              Insurance/Condemnation Proceeds.....................................................148
       6.5    Inspection Rights; Audits; Lender Meeting...........................................150
       6.6    Compliance with Laws, etc...........................................................151
       6.7    Environmental Review and Investigation, Disclosure, Etc.; Company's
              Actions Regarding Hazardous Materials Activities, Environmental
              Claims and Violations of Environmental Laws.........................................151
       6.8    Execution of Guaranties and Personal Property Collateral Documents by
              Future Subsidiaries.................................................................154
       6.9    Matters Relating to Additional Real Property Collateral.............................156
       6.10   Operation of METC and METC Holdings.................................................158
       6.11   Year 2000 Compliance................................................................160
       6.12   Solvency............................................................................160
       6.13   Blocked Accounts....................................................................160
       6.14   Post Closing Matters................................................................161

Section 7.    BORROWERS' NEGATIVE COVENANTS.......................................................161
       7.1    Indebtedness........................................................................161
       7.2    Liens and Related Matters...........................................................163
       7.3    Investments; Joint Ventures.........................................................164
       7.4    Contingent Obligations..............................................................165
       7.5    Restricted Junior Payments..........................................................166
       7.6    Financial Covenants.................................................................167
       7.7    Restriction on Fundamental Changes; Asset Sales and Acquisitions....................169
       7.8    Consolidated Capital Expenditures...................................................170
       7.9    Restriction on Equipment Indebtedness and Capital Leases............................171
       7.10   Sales and Lease-Backs...............................................................171
       7.11   Sale or Discount of Receivables.....................................................172
       7.12   Transactions with Shareholders and Affiliates.......................................172
       7.13   Disposal of Subsidiary Stock........................................................173
       7.14   Conduct of Business.................................................................173
       7.15   Amendments or Waivers of Certain Related Agreements.................................173
       7.16   Fiscal Year.........................................................................174

Section 8.    EVENTS OF DEFAULT...................................................................174
       8.1    Failure to Make Payments When Due...................................................174
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                   TABLE OF CONTENTS
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       8.2    Default in Other Agreements.........................................................174
       8.3    Breach of Certain Covenants.........................................................175
       8.4    Breach of Warranty..................................................................175
       8.5    Other Defaults Under Loan Documents.................................................175
       8.6    Involuntary Bankruptcy; Appointment of Receiver, etc................................175
       8.7    Voluntary Bankruptcy; Appointment of Receiver, etc..................................176
       8.8    Judgments and Attachments...........................................................176
       8.9    Dissolution.........................................................................177
       8.10   Employee Benefit Plans..............................................................177
       8.11   Material Adverse Effect.............................................................177
       8.12   Change in Control...................................................................177
       8.13   Invalidity of Guaranties; Failure of Security; Repudiation of
              Obligations.........................................................................177
       8.14   Amendment of Certain Documents of Holdings..........................................178
       8.15   Conduct of Business By Holdings.....................................................178

Section 9.    ADMINISTRATIVE AGENT................................................................179
       9.1    Appointment.........................................................................179
       9.2    Powers and Duties; General Immunity.................................................181
       9.3    Representations and Warranties; No Responsibility For Appraisal of
              Creditworthiness....................................................................183
       9.4    Right to Indemnity..................................................................183
       9.5    Successor Administrative Agent......................................................184
       9.6    Collateral Documents and Guaranties.................................................184
       9.7    Restrictions on Actions by Lenders; Sharing of Payments.............................186
       9.8    Duties of Other Agents..............................................................186

Section 10.   MISCELLANEOUS.......................................................................186
       10.1   Assignments and Participations in Loans and Letters of Credit.......................186
       10.2   Expenses............................................................................191
       10.3   Indemnity...........................................................................192
       10.4   Set-Off; Security Interest in Deposit Accounts......................................193
       10.5   Ratable Sharing.....................................................................194
       10.6   Amendments and Waivers..............................................................195
       10.7   Independence of Covenants...........................................................196
       10.8   Notices.............................................................................197
       10.9   Survival of Representations, Warranties and Agreements..............................197

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                   TABLE OF CONTENTS
                      (continued)
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       10.10  Failure or Indulgence Not Waiver; Remedies Cumulative...............................197
       10.11  Marshalling; Payments Set Aside.....................................................198
       10.12  Severability........................................................................198
       10.13  Obligations Several; Independent Nature of Lenders' Rights..........................198
       10.14  Headings............................................................................199
       10.15  Applicable Law......................................................................199
       10.16  Successors and Assigns..............................................................199
       10.17  Consent to Jurisdiction and Service of Process......................................199
       10.18  Waiver of Jury Trial................................................................200
       10.19  Confidentiality.....................................................................201
       10.20  Relationship........................................................................201
       10.21  Currency Conversion.................................................................202
       10.22  Language............................................................................202
       10.23  Reservation of Security.............................................................202
       10.24  Limited Waiver......................................................................202
       10.25  Counterparts; Effectiveness.........................................................203
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EXHIBITS



I                 FORM OF NOTICE OF BORROWING
II                FORM OF NOTICE OF CONVERSION/CONTINUATION
III               FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
IV-A              FORM OF TRANCHE A TERM NOTE
IV-B              FORM OF TRANCHE B TERM NOTE
V                 FORM OF CANADIAN TERM NOTE
VI                FORM OF REVOLVING NOTE
VII-A             FORM OF U.S. ACQUISITION NOTE
VII-B             FORM OF CANADIAN ACQUISITION NOTE
VIII              FORM OF COMPLIANCE CERTIFICATE
IX-A              FORM OF OPINION OF U.S. COMPANY COUNSEL
IX-B              FORM OF OPINION OF CANADIAN COMPANY COUNSEL
X                 FORM OF OPINION OF O'MELVENY & MYERS LLP
XI                FORM OF ASSIGNMENT AGREEMENT
XII               FORM OF SOLVENCY CERTIFICATE
XIII              FORM OF SECURITY AGREEMENT
XIV               FORM OF DOMESTIC SUBSIDIARY GUARANTY
XV                FORM OF HOLDINGS PLEDGE AGREEMENT
XVI               FORM OF HOLDINGS GUARANTY
XVII              FORM OF COMPANY GUARANTY
XVIII-A           FORM OF CANADIAN SUBSIDIARY SECURITY AGREEMENT
XVIII-B           FORM OF CANADIAN SUBSIDIARY PLEDGE AGREEMENT
XVIII-C           FORM OF CANADIAN SUBSIDIARY TRADEMARK SECURITY AGREEMENT
XIX               FORM OF CANADIAN SUBSIDIARY HYPOTHEC
XX                [INTENTIONALLY OMITTED]
XXI               FORM OF ACKNOWLEDGEMENT AND CONFIRMATION
XXII              FORM OF BORROWING BASE CERTIFICATE
XXIII             FORM OF SUBORDINATION PROVISIONS FOR PROMISSORY NOTES
XXIV              FORM OF SUBORDINATION PROVISIONS FOR ACQUISITION AGREEMENTS
XXV               FORM OF MASTER ASSIGNMENT AGREEMENT
XXVI-A            FORM OF CANADIAN SUBSIDIARY PLEDGE OF NOTE
XXVI-B            FORM OF CANADIAN SUBSIDIARY DEMAND NOTE
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SCHEDULES


1.1N     NEW LOAN DOCUMENTS
1.1P     PRO FORMA ADJUSTMENTS FOR EXISTING ACQUIRED BUSINESSES
2.1      LENDERS' COMMITMENTS AND PRO RATA SHARES
4.1C     CORPORATE AND CAPITAL STRUCTURE; OWNERSHIP
5.1      SUBSIDIARIES OF COMPANY
5.5      REAL PROPERTY
5.6      LITIGATION
5.8      MATERIAL CONTRACTS
5.11     CERTAIN EMPLOYEE BENEFIT PLANS
5.13     ENVIRONMENTAL MATTERS
6.14     POST CLOSING COVENANTS
7.1      EXISTING INDEBTEDNESS
7.2      CERTAIN EXISTING LIENS
7.3      CERTAIN EXISTING INVESTMENTS
7.4      EXISTING CONTINGENT OBLIGATIONS


                                                               EXECUTION VERSION

                          PROTOCOL COMMUNICATIONS, INC.
                               MEDIA EXPRESS INC.

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT



                 This THIRD AMENDED AND RESTATED CREDIT AGREEMENT is dated as of November 30, 1999, and entered into by and among PROTOCOL COMMUNICATIONS, INC., a Delaware corporation ("COMPANY"), MEDIA EXPRESS INC., a corporation organized, constituted and existing under the Canada Business Corporations Act formerly known as 3587452 Canada Inc. ("MEDIA EXPRESS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), ING (U.S.) CAPITAL, LLC ("ING BARINGS"), as syndication agent and co-book runner (in such capacity, "SYNDICATION AGENT"), and LASALLE BANK NATIONAL ASSOCIATION, as documentation agent (in such capacity, "DOCUMENTATION AGENT") with CIBC WORLD MARKETS CORP., as arranger and lead book runner.

                                 R E C I T A L S

                  WHEREAS, Company (this and other capitalized terms used in these recitals without definition being used as defined in subsection 1.1), Lenders (or their predecessors in interest), and Administrative Agent have heretofore entered into that certain Credit Agreement dated as of June 5, 1998 (the "ORIGINAL CREDIT AGREEMENT");

                  WHEREAS, the Original Credit Agreement was amended and restated pursuant to that certain Amended and Restated Credit Agreement dated as of February 1, 1999, by and among Company, Lenders (or their predecessors in interest), and Administrative Agent (the "FIRST RESTATED CREDIT AGREEMENT");

                  WHEREAS, the First Restated Credit Agreement was amended and restated pursuant to that certain Second Amended and Restated Credit Agreement dated as of May 21, 1999, by and among Company, Media Express, Lenders (or their predecessors in interest), and Administrative Agent (as amended to the date hereof, the "EXISTING CREDIT AGREEMENT");

                  WHEREAS, the lenders that are parties to the Existing Credit Agreement have assigned their respective interests therein and in the loan documents (as such term is defined in the Existing Credit Agreement) to the Lenders hereunder pursuant to a Master Assignment Agreement substantially in the form of Exhibit XXV hereto, which shall become effective immediately before the effectiveness hereof;

                  WHEREAS, Company, Media Express, Lenders and Administrative Agent desire to amend and restate the Existing Credit Agreement in its entirety;

                  WHEREAS, on the Effective Date, concurrently with the first borrowing of Loans hereunder, Borrowers will convert certain Existing Loans outstanding on the Effective Date into Loans hereunder, repay all Existing Loans that are not converted into Loans hereunder, and pay all accrued and unpaid interest on all Existing Loans and all other amounts owed under the Existing Credit Agreement;

                  WHEREAS, Company and each of its Domestic Subsidiaries have agreed to pledge and grant on the Effective Date a security interest in substantially all of their respective present and future real and personal property to secure the payment and performance of the Obligations of Company and such Domestic Subsidiaries;

                  WHEREAS, Company shall execute and deliver on the Effective Date the Company Guaranty pursuant to which Company shall guaranty all obligations of the Canadian Borrower hereunder and under the other Loan Documents to which it is a party;

                  WHEREAS, Holdings shall execute and deliver on the Effective Date the Holdings Guaranty and each of Company's Domestic Subsidiaries shall execute and deliver on the Effective Date the Domestic Subsidiary Guaranty pursuant to which Holdings and each of Company's Domestic Subsidiaries shall guaranty all Obligations of the Borrowers;

                  WHEREAS, the Canadian Borrower shall execute and deliver on the Effective Date a Canadian Subsidiary Hypothec pursuant to which the Canadian Borrower shall pledge and grant a security interest in substantially all of its present and future real and personal property to secure the payment and performance of the Canadian Subsidiary Demand Note payable to Canadian Imperial Bank of Commerce, which demand note shall be pledged by the Canadian Borrower to secure its Obligations, and another Canadian Subsidiary Hypothec pursuant to which the Canadian Borrower shall pledge and grant a security interest in substantially all of its present and future real and personal property to secure the payment and performance its Obligations hereunder and under the other Loan Documents;

                  WHEREAS, Holdings and each of Company's Subsidiaries shall confirm and agree on the Effective Date that their respective existing grants of security interests in substantially all of their respective assets to secure their existing guaranties will (except to the extent such grants are superseded by grants made on the Effective Date) continue as security for the payment and performance of the obligations of such Loan Parties under the Guaranties delivered by such Loan Parties in connection with this Agreement and the Existing Credit Agreement; and

                  WHEREAS, each of Company's Canadian Subsidiaries and the Canadian Resident Stockholder shall confirm and agree on the Effective Date that their respective existing Guaranties shall continue to guaranty all Obligations of the Borrowers; provided that the maximum amount of the Obligations guarantied by METC and METC Holdings shall be limited to the amount of obligations owed under the Existing Credit Agreement on the Effective Date, immediately before the effectiveness hereof;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, the Canadian Borrower, Lenders, and Agents agree that the Existing Credit Agreement is hereby amended and restated, without novation, as follows:

SECTION 1.        DEFINITIONS

1.1      Certain Defined Terms.

                  The following terms used in this Agreement shall have the following meanings:

                  "ACCOUNT" means any present or future right to payment for goods sold or leased or for services rendered, whether due or to become due, whether now existing or hereafter arising and whether or not it has been earned by performance.

                  "ACKNOWLEDGEMENT AND CONFIRMATION" means an Acknowledgement and Confirmation Agreement dated as of the date hereof, substantially in the form of Exhibit XXI hereto, pursuant to which each Guarantor shall acknowledge and confirm that its obligations under the Guaranties and the Collateral Documents to which it is a party shall continue to guaranty or secure, as the case may be, the Obligations of the

Borrowers hereunder, as such Acknowledgement and Confirmation Agreement may hereafter be amended, supplemented, restated, or otherwise modified from time to time.

                  "ACQUIRED BUSINESS" means any Person that becomes a Subsidiary of Company or is merged into or consolidated or amalgamated with Company or any of its Subsidiaries on or after the First Closing Date, and any assets that comprise all or substantially all of the assets of any Person or division or line of business that are acquired by Company or any of its Subsidiaries on or after the First Closing Date.

                  "ACQUISITION" means any acquisition of an Acquired Business by Company or any of its Subsidiaries on or after the First Closing Date, including by purchase, merger, consolidation or amalgamation.

                  "ACQUISITION AGREEMENTS" means each agreement pursuant to which an Acquisition is made (including Acquisitions made before the Effective
Date).

                  "ACQUISITION INDEBTEDNESS" means all obligations (other than obligations to issue Holdings Common Stock) owed to the sellers of any Acquired Business for the deferred purchase price of such Acquired Business, whether such obligations are evidenced by an Acquisition Agreement, employment agreement, or otherwise, and without regard to the characterization of such obligations in such agreements, but excluding Contingent Acquisition Obligations. Acquisition Indebtedness does not include obligations in respect of Approved Employee Bonuses.

                  "ACQUISITION LOAN COMMITMENT" means a US Acquisition Loan Commitment or a Canadian Acquisition Loan Commitment, and "ACQUISITION LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "ACQUISITION LOANS" means the US Acquisition Loans and the Canadian Acquisition Loans.

                  "ACQUISITION NOTES" means the US Acquisition Notes and the Canadian Acquisition Notes.

                  "ADJUSTED EURODOLLAR RATE" means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by Administrative Agent pursuant to the following formula:

         Adjusted Eurodollar Rate =          LIBOR
                                   ----------------------------
                                1.00-Eurodollar Reserve Percentage

                  "ADJUSTED SENIOR DEBT LEVERAGE RATIO" means, as of any date of determination, the ratio of (i) the sum of (a) the aggregate principal amount of Consolidated Total Debt outstanding on such date minus (b) the aggregate principal amount of Subordinated Indebtedness outstanding on such date plus (c) the Projected Earn-out Obligations for the six Fiscal Month period immediately following the end of the 12 Fiscal Month period referred to in clause (ii)(x) below minus (d) the Projected Escrow Refunds for such six Fiscal Month period divided by (ii) the sum of (x) the aggregate amount of Consolidated EBITDA, determined on a Pro Forma Basis, for the 12 Fiscal Month period most recently ended on or before such date of determination (or, for purposes of subsection 2.1A, subsection 3.1A, the Notices of Borrowing and the Notices of Issuance of Letter of Credit, the 12 Fiscal Month period most recently ended before such date of determination for which Administrative Agent has received the financial statements delivered pursuant to subsection 6.1(i)), plus (y) Projected Incremental EBITDA for the six Fiscal Month period immediately following the end of such 12 Fiscal Month period.

                  "ADMINISTRATIVE AGENT" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5A.

                  "AFFECTED LENDER" has the meaning assigned to that term in subsection 2.6C.

                  "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "AFFILIATED FUND" means, with respect to any Lender, a fund that invests in commercial loans and is managed by the Lender, the same investment advisor as such Lender, an Affiliate of such Lender or by an Affiliate of the same investment advisor as such Lender.

                  "AGREEMENT" means this Third Amended and Restated Credit Agreement dated as of November 30, 1999, as it may be amended, supplemented, restated or otherwise modified from time to time.

                  "AGENTS" means the Administrative Agent, the Syndication Agent and the Documentation Agent.

                  "APPROVED EMPLOYEE BONUSES" means all obligations owed by any Loan Party to any officer, director or employee of Company or any of its Subsidiaries that Requisite Lenders have agreed in writing with Company shall not constitute Acquisition Indebtedness or Contingent Acquisition Obligations.

                  "ASSET SALE" means the sale by Company or any of its Subsidiaries to any Person other than Company or any of its wholly-owned Subsidiaries of (i) any of the stock of any of Company's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries.

                  "ASSIGNMENT AGREEMENT" means an Assignment Agreement in substantially the form of Exhibit XI annexed hereto.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

                  "BASE RATE" means, at any time, the higher of (x) the Prime Rate or (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

                  "BASE RATE LOANS" means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

                  "BCI" means BCI Growth V, L.P., BCI Growth IV, L.P. and any one or more of their Affiliates.

                  "BLOCKED ACCOUNT AGREEMENT" has the meaning assigned thereto in subsection 6.13.

                  "BORROWER" means Company or the Canadian Borrower and "BORROWERS" means both Company and the Canadian Borrower.

                  "BORROWING BASE" means an amount equal to 85% of Eligible Accounts.

                  "BORROWING BASE CERTIFICATE" means a certificate substantially in the form of Exhibit XXII annexed hereto delivered to Administrative Agent and Lenders by

Company pursuant to subsection 6.1(xix), with appropriate insertions, and all related reports and supporting documentation as reasonably requested by Lenders.

                  "BUSINESS DAY" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day on which banks are not required or authorized to close in New York, New York and upon which each of the Lenders is in fact open for business, and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

                  "CANADIAN ACQUISITION LOAN COMMITMENT" means the commitment of a Lender to make Canadian Acquisition Loans to the Canadian Borrower pursuant to subsection 2.1A(v), and "CANADIAN ACQUISITION LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "CANADIAN ACQUISITION LOAN COMMITMENT TERMINATION DATE" means November 15, 2001.

                  "CANADIAN ACQUISITION LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Canadian Acquisition Loan Commitments, that Lender's Canadian Acquisition Loan Commitment and (ii) after the termination of the Canadian Acquisition Loan Commitments, the outstanding principal amount of the Canadian Acquisition Loans of that Lender.

                  "CANADIAN ACQUISITION LOAN MATURITY DATE" means November 30, 2006.

                  "CANADIAN ACQUISITION LOANS" means the Loans made by Lenders to the Canadian Borrower pursuant to subsection 2.1A(v).

                  "CANADIAN ACQUISITION NOTES" means (i) the promissory notes of the Canadian Borrower issued pursuant to subsection 2.1E(ii)(b) on the Effective Date and (ii) any promissory notes issued by the Canadian Borrower pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Canadian Acquisition Loan Commitments or Canadian Acquisition Loans of any Lenders, in each case substantially in the form of Exhibit VII-B annexed hereto, as they may be amended, supplemented, restated or otherwise modified from time to time.

                  "CANADIAN ACQUISITION RESERVE" means, at any time, an amount equal to the sum of the following:

                           (i) 125% of the excess of the amount of Contingent Acquisition Obligations of the Canadian Borrower at such time over the amount of cash held in escrow at such time to secure payment of such obligations that Company in good faith projects will become payable at any time thereafter; provided that if Requisite Lenders or Administrative Agent disagree with such projections, then the amount in this clause (i) shall be determined by Requisite Lenders, or in the absence of such determination by Requisite Lenders, then by Administrative Agent, and provided further that the amount in this clause (i) shall not, in either case, exceed 100% of the excess of the amount of Contingent Acquisition Obligations of the Canadian Borrower at such time over the amount of cash held in escrow at such time to secure payment of such obligations at such time, plus

                           (ii) 75% of the aggregate principal amount of all Subordinated Acquisition Indebtedness owed by the Canadian Borrower at such time, plus

                           (iii) 100% of the excess of the amount of all Acquisition Indebtedness owed by the Canadian Borrower at such time that does not constitute Subordinated Acquisition Indebtedness over the amount of cash held in escrow at such time to secure payment of such obligations.

                  "CANADIAN BORROWER" means Media Express.

                  "CANADIAN COLLATERAL DOCUMENTS" means the Canadian Subsidiary Hypothecs, the Canadian Subsidiary Pledge Agreements, the Canadian Subsidiary Security Agreements, the Canadian Subsidiary Trademark Security Agreements, the Canadian Subsidiary Security Agreement (Escrows), the Canadian Resident Hypothecs, the Canadian Subsidiary Pledge of Note, the Canadian Subsidiary Demand Note, and all other instruments or documents now existing or hereafter executed granting Liens on property of any Canadian Subsidiary to Administrative Agent for benefit of Lenders.

                  "CANADIAN PLAN" means each employee benefit plan (other than a pension plan) which Company or any one of its Subsidiaries maintains or to which it is obligated to contribute and which is subject to any Canadian federal law or provincial law relating to employee benefit plans (other than pension plans).

                  "CANADIAN RESIDENT GUARANTIES" means (i) the Canadian Resident Non-Recourse Guaranty dated as of May 21, 1999, executed and delivered by the Canadian Resident Stockholder on the Third Closing Date pursuant to the Existing Credit Agreement, and (ii) each Canadian Resident Guaranty executed and delivered by any additional Canadian Resident Stockholder from time to time after the Effective Date in accordance with subsection 6.8C, as each such agreement may hereafter be amended, supplemented, restated or otherwise modified from time to time.

                  "CANADIAN RESIDENT HYPOTHECS" means (i) a Canadian Resident Deed of Hypothec, executed and delivered by the Canadian Resident Stockholder on the Third Closing Date pursuant to the Existing Credit Agreement, and (ii) each Canadian Resident Deed of Hypothec executed and delivered by any additional Canadian Resident Stockholder from time to time after the Effective Date in accordance with subsection 6.8C, as each such agreement may hereafter be amended, supplemented, restated or otherwise modified from time to time.

                  "CANADIAN RESIDENT STOCKHOLDER" means (i) on the Effective Date, Fisher, and (ii) any natural person who is a Canadian resident and acquires after the Effective Date shares of capital stock of METC Holdings in accordance with subsection 6.10.

                  "CANADIAN SUBSIDIARY" means each Subsidiary of Company that is organized under the laws of Canada or any province or other political subdivision thereof.

                  "CANADIAN SUBSIDIARY DEMAND NOTE" means that certain Demand
Note issued and delivered by the Canadian Borrower, as payor, to Canadian Imperial Bank of Commerce, as payee, on the Effective Date in accordance with subsection 4.1, in substantially the form of Exhibit XXVI-B annexed hereto, as such Demand Note may hereafter be amended, supplemented, endorsed, or otherwise modified from time to time.

                  "CANADIAN SUBSIDIARY GUARANTOR" means each Canadian Subsidiary of Company that is a party to the Canadian Subsidiary Guaranty and "CANADIAN SUBSIDIARY GUARANTORS" means all of them, collectively; provided, however that Canadian Subsidiary Guarantors shall also mean any Person that becomes a Canadian Subsidiary of Company after the Effective Date that executes and delivers a counterpart of the Canadian Subsidiary Guaranty pursuant to subsection 6.8.

                  "CANADIAN SUBSIDIARY GUARANTY" means the Canadian Subsidiary Guaranty executed and delivered by each Canadian Subsidiary Guarantor on the Third

Closing Date pursuant to the Existing Credit Agreement, as such guaranty may hereafter be amended, supplemented, restated or otherwise modified from time to time.

                  "CANADIAN SUBSIDIARY HYPOTHECS" means (i) those certain Hypothecs each executed and delivered by each Canadian Subsidiary, as grantor, and Administrative Agent, as Secured Party, on the Third Closing Date pursuant to the Existing Credit Agreement, (ii) the two Hypothecs executed and delivered by the Canadian Borrower on the Effective Date in accordance with subsection 4.1, in substantially the form of Exhibit XIX annexed hereto and (iii) each Hypothec executed and delivered by any additional Canadian Subsidiary Guarantor from time to time after the Effective Date in accordance with subsection 6.8, in substantially the form of Exhibit XIX annexed hereto, as each such agreement may hereafter be amended, supplemented, restated or otherwise modified from time to time.

                  "CANADIAN SUBSIDIARY PLEDGE AGREEMENTS" means (i) those certain Canadian Subsidiary Pledge Agreements each executed and delivered on the Third Closing Date pursuant to the Existing Credit Agreement by each Canadian Subsidiary, as Pledgor, and Administrative Agent, as Secured Party, and (ii) each Canadian Subsidiary Pledge Agreement executed and delivered by any additional Canadian Subsidiary Guarantor from time to time after the Effective Date in accordance with subsection 6.8, in substantially the form of Exhibit XVIII-B annexed hereto, as each such agreement may hereafter be amended, supplemented, restated, or otherwise modified from time to time.

                  "CANADIAN SUBSIDIARY PLEDGE OF NOTE" means that certain Pledge of Note executed and delivered by the Canadian Borrower, as pledgor, and Administrative Agent, as pledgee, on the Effective Date in accordance with subsection 4.1, in substantially the form of Exhibit XXVI-A annexed hereto, as such agreement may hereafter be amended, supplemented, restated or otherwise modified from time to time.

                  "CANADIAN SUBSIDIARY SECURITY AGREEMENTS" means (i) those certain Canadian Subsidiary Security Agreements each executed and delivered on the Third Closing Date pursuant to the Existing Credit Agreement by each of the Canadian Borrower and METC, as Grantor, and Administrative Agent, as Secured Party, and (ii) each Canadian Subsidiary Security Agreement executed and delivered by any additional Canadian Subsidiary Guarantor from time to time after the Effective Date in accordance with subsection 6.8, in substantially the form of Exhibit XVII-A annexed hereto, as each such agreement may hereafter be amended, supplemented, restated, or otherwise modified from time to time.

                  "CANADIAN SUBSIDIARY TRADEMARK SECURITY AGREEMENTS" means (i) those certain Canadian Subsidiary Trademark Security Agreements each executed and delivered on the Third Closing Date pursuant to the Existing Credit Agreement by each of the Canadian Borrower and METC, as Grantor, and Administrative Agent, as Secured Party, and (ii) each Canadian Subsidiary Trademark Security Agreement executed and delivered by any additional Canadian Subsidiary Guarantor from time to time after the Effective Date in accordance with subsection 6.8, in substantially the form of Exhibit XVIII-C annexed hereto, as each such agreement may hereafter be amended, supplemented, restated, or otherwise modified from time to time.

                  "CANADIAN SUBSIDIARY SECURITY AGREEMENT (ESCROWS)" means a Canadian Subsidiary Security Agreement (Escrows) dated as of May 21, 1999, executed and delivered by the Canadian Borrower and Administrative Agent on the Third Closing Date pursuant to the Existing Credit Agreement, as such agreement may hereafter be amended, supplemented, restated or otherwise modified from time to time.

                  "CANADIAN TERM LOAN COMMITMENT" means the commitment of a Lender to convert Existing Canadian Acquisition Loans into Canadian Term Loans to the Canadian Borrower pursuant to subsection 2.1A(iii), and "CANADIAN TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "CANADIAN TERM LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Canadian Term Loan Commitments, that Lender's Canadian Term Loan Commitment and
(ii) after the termination of the Canadian Term Loan Commitments, the outstanding principal amount of the Canadian Term Loans of that Lender.

                  "CANADIAN TERM LOAN MATURITY DATE" means December 15, 2004.

                  "CANADIAN TERM LOANS" means the Loans made or converted by Lenders to the Canadian Borrower pursuant to subsection 2.1A(iii).

                  "CANADIAN TERM NOTES" means (i) the promissory notes of the Canadian Borrower issued pursuant to subsection 2.1E(ii)(a) and (ii) any promissory notes issued by the Canadian Borrower pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Canadian Term Loan Commitments or Canadian Term Loans of any Lenders, in each case substantially in the form of Exhibit V annexed hereto, as they may be amended, supplemented, restated, or otherwise modified from time to time.

                  "CAPITAL LEASE", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "CASH" means money, currency or a credit balance in a Deposit Account.

                  "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within six months after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within six months after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"); (iii) commercial paper maturing no more than six months from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's or equivalent ratings of Canadian Bond Rating Service and Dominion Bond Rating Service; (iv) certificates of deposit or bankers' acceptances maturing within six months after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's; and (vi) comparable short term investments in securities issued by the Canadian government or any agency thereof or in certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any commercial bank organized under the laws of Canada.

                  "CIBC" has the meaning assigned to that term in the introduction to this Agreement.

                  "CLASS" means, as applied to Lenders, each of the following classes of Lenders: (i) Lenders having Tranche A Term Loan Exposure, (ii) Lenders having Tranche B Term Loan Exposure, (iii) Lenders having Canadian Term Loan Exposure,

(iv) Lenders having US Acquisition Loan Exposure, (v) Lenders having Canadian Acquisition Loan Exposure, and (vi) Lenders having Revolving Loan Exposure.

                  "COLLATERAL" means, collectively, all of the real, personal and mixed property (including capital stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

                  "COLLATERAL DOCUMENTS" means, the Holdings Pledge Agreement, the Security Agreement, the Security Agreement (Escrows), the Canadian Collateral Documents, the Investment Account Agreements, the Mortgages, the Blocked Account Agreements and all other instruments or documents now or hereafter granting Liens on property of Holdings, Company or any of its Subsidiaries to Administrative Agent for the benefit of Lenders.

                  "COMMERCIAL LETTER OF CREDIT" means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Company or any of its Subsidiaries in the ordinary course of business of Company or such Subsidiary.

                  "COMMITMENTS" means the commitments of Lenders to make or convert Loans as set forth in subsection 2.1A.

                  "COMPANY" means Protocol Communications, Inc., a Delaware corporation.

                  "COMPANY COMMON STOCK" means the common stock of Company, par value $0.001 per share.

                  "COMPANY GUARANTY" means an Amended and Restated Company Guaranty executed and delivered by Company on the Effective Date, substantially in the form of Exhibit XVII annexed hereto, as such Company Guaranty may hereafter be amended, supplemented, restated or otherwise modified from time to time.

                  "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of Exhibit VIII annexed hereto delivered to Administrative Agent and Lenders by Company pursuant to subsection 6.1(iv).

                  "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the sum of (i) the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries plus
(ii) to the extent not covered by clause (i) of this definition, the aggregate of all expenditures by Company and its Subsidiaries during that period to purchase or develop computer software or systems (but only to the extent such expenditures are capitalized on the consolidated balance sheet of Company and its Subsidiaries in conformity with GAAP) excluding, however, any expenditures made pursuant to Permitted Acquisitions.

                  "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, Consolidated Interest Expense for such period excluding, however, any interest expense not payable in Cash (including amortization of discount and amortization of debt issuance costs and interest payable in kind).

                  "CONSOLIDATED CURRENT ASSETS" means, as at any date of determination, the total assets of Company and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.

                  "CONSOLIDATED CURRENT LIABILITIES" means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP excluding, however, the Revolving Loans and interest thereon.

                  "CONSOLIDATED EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) other non-cash items reducing Consolidated Net Income, (vii) the portion of the Transaction Costs, if any, that are expensed in the fiscal period in which they were incurred, and
(viii) the portion of transaction costs for Permitted Acquisitions, if any, that are expensed in the fiscal period in which they are incurred, to the extent the accounting of such costs as an addition of such costs to Consolidated EBITDA is approved by Requisite Lenders minus (a) other non-cash items increasing Consolidated Net Income, (b) all Restricted Junior Payments made to Holdings pursuant to subsection 7.5(iii)(a), and (c) Consolidated Interest Income, with all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

                  "CONSOLIDATED EXCESS CASH FLOW" means, for any Fiscal Year, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such Fiscal Year of (a) Consolidated EBITDA (whether positive or negative),
(b) the Consolidated Working Capital Adjustment and (c) Consolidated Interest Income minus (ii) the sum, without duplication, of the amounts of (a) voluntary and scheduled repayments of principal of Consolidated Total Debt for such Fiscal Year, excluding (x) repayments of principal of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments, and (y) payments of principal of Permitted Acquisition Indebtedness made with the proceeds of Acquisition Loans, (b) scheduled payments in respect of Permitted Contingent Acquisition Obligations made within the first 90 days of the immediately following Fiscal Year, excluding any such payments made with the proceeds of Acquisition Loans, (c) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures (including sale-leasebacks permitted by subsection 7.10)) made during such Fiscal Year, and excluding Consolidated Capital Expenditures made pursuant to subsection 7.8C, (d) Consolidated Cash Interest Expense for such Fiscal Year, and (e) the provision for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such Fiscal Year.

                  "CONSOLIDATED FIXED CHARGES" means, for any period, the sum (without duplication) of the amounts for such period of (i) Consolidated Net Interest Expense, (ii) taxes based on income paid in cash by Holdings and its Subsidiaries on a consolidated basis, (iii) scheduled payments of principal on all Indebtedness, including without limitation, principal on the Loans, Subordinated Indebtedness, Acquisition Indebtedness and Capital Leases, and (iv) payments in respect of Contingent Acquisition Obligations, excluding any such payments made with the proceeds of Acquisition Loans, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in subsection 2.3 payable to Administrative Agent and Lenders on or before the Effective Date.

                  "CONSOLIDATED INTEREST INCOME" means, for any period, total interest income of Company and its Subsidiaries on a consolidated basis.

                  "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses.

                  "CONSOLIDATED NET INTEREST EXPENSE" means, for any period, the excess of Consolidated Interest Expense for such period over Consolidated Interest Income for such period.

                  "CONSOLIDATED NET REVENUE" means, for any period, the net revenue of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, net of any allowances, deductions, and uncollectable amounts, determined in conformity with GAAP.

                  "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries plus the aggregate amount of Contingent Obligations of Company and its Subsidiaries in respect of letters of credit supporting obligations for Indebtedness, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED WORKING CAPITAL" means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

                  "CONSOLIDATED WORKING CAPITAL ADJUSTMENT" means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

                  "CONTINGENT ACQUISITION OBLIGATION" means any obligation (other than an obligation to issue Holdings Common Stock) on the part of Holdings or any of its Subsidiaries to make one or more payments to any Person in consideration for the capital stock or assets of any Acquired Business acquired in any Acquisition, in each case to the extent Holdings' or such Subsidiary's obligation to make such payment or payments is contingent in amount, including contingencies based upon, or calculated with reference to, the financial performance or value of such capital stock or assets, and includes any such obligation for which the related contingency is subsequently removed. Contingent Acquisition Obligations shall not include obligations in respect of Approved Employee Bonuses. The amount of any Contingent Acquisition Obligation shall be equal to the maximum amount that may become due and payable in respect thereof.

                  "CONTINGENT OBLIGATION", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person, without duplication, (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, (iii) under Hedge Agreements, or (iv) that constitutes a Contingent Acquisition Obligation. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, including any obligations to repurchase equity securities, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses
(X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

                  "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

                  "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "DEFICIENT CANADIAN PLAN" means any Canadian Plan as to which the actuarial present value of all benefit liabilities under such Canadian Plan exceed the value of the assets held in such Canadian Plan which are allocable to such benefits.

                  "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

                  "DOMESTIC SUBSIDIARY" means each Subsidiary of Company that is organized under the laws of the United States or any state thereof.

                  "DOMESTIC SUBSIDIARY GUARANTOR" means each Domestic Subsidiary of Company that is a party to the Domestic Subsidiary Guaranty and "DOMESTIC SUBSIDIARY GUARANTORS" means all of them, collectively; provided, however that Domestic Subsidiary Guarantors shall also mean any Person that becomes a Domestic Subsidiary after the Effective Date that executes and delivers a counterpart of the Domestic Subsidiary Guaranty pursuant to subsection 6.8.

                  "DOMESTIC SUBSIDIARY GUARANTY" means an amended and restated Domestic Subsidiary Guaranty substantially in the form of Exhibit XIV annexed hereto, executed and delivered by each Domestic Subsidiary Guarantor on the Effective Date, as such agreement may hereafter be amended, supplemented, restated, or otherwise modified from time to time.

                  "EFFECTIVE DATE" means the date on or before December 10, 1999, on which the conditions set forth in subsection 4.1 are first satisfied or waived in writing by Administrative Agent and Requisite Lenders.

                  "ELIGIBLE ACCOUNTS" means at any date of determination, all Accounts of Company and any of its wholly owned Domestic Subsidiaries (each, an "Account Creditor") that satisfy the following requirements:

                  (i) the Account has resulted from the sale of goods or the performance of services in the ordinary course of an Account Creditor's business;

                  (ii) there are no conditions which must be satisfied before the Account Creditor is entitled to receive payment of the Account;

                  (iii) the Account represents a genuine obligation of the account debtor for goods sold and accepted, or for services performed for and accepted, by the account debtor;

                  (iv)     the Account is payable only in Dollars;

                  (v) the Account is not evidenced by a promissory note or other instrument or by chattel paper, unless such promissory note or other chattel paper has been delivered to Administrative Agent, together with any necessary endorsement in blank;

                  (vi) the Account is not owed by an account debtor which is a director, officer, shareholder, employee or Affiliate of Company or any of its Subsidiaries;

                  (vii) the account debtor in respect of such Account is not Insolvent. An account debtor will be deemed to be Insolvent if any of the following occur:

                           1) the Account Creditor has received notice that the
                  account debtor has suspended business, made a general assignment for the benefit of creditors, or has failed to pay its debts generally as they come due; or

                           2) any bankruptcy, insolvency, liquidation or similar
                  proceeding is commenced or petition is filed by or against the account debtor under the Bankruptcy Code or any other similar law;

                  (viii) the Account has not remained unpaid for more than 90 days since the invoice date;

                  (ix) the Account is not owed by an account debtor with respect to which more than 50% of the Accounts have remained unpaid for more than 90 days since the invoice date;

                  (x) the Account Creditor is the sole owner of the Account and has not sold, transferred, assigned or pledged the Account to any Person other than pursuant to a Collateral Document;

                  (xi) Administrative Agent has a valid, perfected First Priority Lien on such Account;

                  (xii) the Account is not owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended, and any other steps necessary to perfect Administrative Agent's security interest therein, have been complied with to Administrative Agent's reasonable satisfaction with respect to such Account; and

                  (xiii) such account is not otherwise unacceptable to Administrative Agent in its sole discretion.

                  "ELIGIBLE ASSIGNEE" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof and having a combined capital and surplus of at least $100,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof and having a combined capital and surplus of at least $250,000,000; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof and having a combined capital and surplus of at least $100,000,000; provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and lease financing companies; and (B) any Lender and any Affiliate of any Lender; provided that no Affiliate of Company shall be an Eligible Assignee.

                  "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

                  "ENVIRONMENTAL CLAIM" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or
(iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

                  "ENVIRONMENTAL LAWS" means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other requirements of governmental authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any Facility, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), the Oil Pollution Act (33 U.S.C. Section 2701 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C.
Section 11001 et seq.), each as amended or supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

                  "EQUIPMENT INDEBTEDNESS" means Indebtedness owed by an Acquired Business at the time of the Acquisition thereof, which Indebtedness was not incurred in contemplation of such Acquisition and is secured by assets of such Acquired Business that are classified as "property, plant and equipment" in accordance with GAAP on the financial statements of such Acquired Business.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

                  "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Company or such Subsidiary and with respect to liabilities arising after such period for which Company or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

                  "ERISA EVENT" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to
Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA;
(viii) the occurrence of an act or omission which could give rise to the imposition on Company, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or
Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

                  "EURODOLLAR RATE LOANS" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

                  "EURODOLLAR RESERVE PERCENTAGE" means, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

                  "EVENT OF DEFAULT" means each of the events set forth in
Section 8.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, or the Canadian equivalent where applicable, as amended from time to time, and any successor statute.

                  "EXISTING CANADIAN ACQUISITION LOANS" means the loans made or maintained by Lenders to the Canadian Borrower pursuant to subsection 2.1A(iii) of the Existing Credit Agreement that are outstanding as of and at the time of the Effective Date.

                  "EXISTING CREDIT AGREEMENT" has the meaning specified in the Recitals to this Agreement.

                  "EXISTING LENDERS" means each Lender (as such term is defined in the Existing Credit Agreement) on the Effective Date, immediately prior to the effectiveness hereof and prior to the effectiveness of the Master Assignment Agreement.

                  "EXISTING LETTER OF CREDIT" means each Letter of Credit (as defined in the Existing Credit Agreement) outstanding on the Effective Date that has not expired or been cancelled as of the Effective Date.

                  "EXISTING LOANS" means the Existing Canadian Acquisition Loans, the Existing Revolving Loans, the Existing Term Loans, and the Existing US Acquisition Loans.

                  "EXISTING REVOLVING LOANS" means the loans made or maintained by Lenders to Company pursuant to subsection 2.1A(iv) of the Existing Credit Agreement that are outstanding as of and at the time of the Effective Date.

                  "EXISTING TERM LOANS" means the loans maintained by Lenders as loans to Company pursuant to subsection 2.1A(i) of the Existing Credit Agreement that are outstanding as of and at the time of the Effective Date.

                  "EXISTING US ACQUISITION LOANS" means the loans made or maintained by Lenders to Company pursuant to subsection 2.1A(ii) of the Existing Credit Agreement that are outstanding as of and at the time of the Effective Date.

                  "FACILITIES" means any and all real property (including, without limitation, all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

                  "FINANCIAL PLAN" has the meaning assigned to that term in subsection 6.1(xiii).

                  "FIRST CLOSING DATE" means June 5, 1998, the date of the closing of the Original Credit Agreement.

                  "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (i) such Lien has priority over any other Lien on such Collateral other than any Permitted Encumbrances having priority by operation of law over the Liens purported to be created pursuant to the Collateral Documents and any Lien permitted pursuant to subsections 7.2(iii), 7.2(iv) or 7.2(v) securing purchase money Indebtedness or that existed on assets when they were acquired by Company or its Subsidiaries and (ii) such Lien is the only Lien (other than Permitted Encumbrances and Liens permitted pursuant to subsection 7.2) to which such Collateral is subject.

                  "FISCAL MONTH" means a fiscal month of any Fiscal Year.

                  "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

                  "FISCAL YEAR" means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year.

                  "FISHER" means James Fisher, a natural person and a resident of Quebec, Canada.

                  "FLOOD HAZARD PROPERTY" means a Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

                  "FUNDING AND PAYMENT OFFICE" means (i) the office of Administrative Agent located at 425 Lexington Avenue, New York, New York 10017 or (ii) such other office of Administrative Agent as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent to Company and each Lender.

                  "FUNDING DATE" means the date of the funding of a Loan.

                  "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles as in effect from time to time in the United States set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

                  "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any US federal, Canadian federal, state, provincial, or local governmental authority, agency or court.

                  "GUARANTIES" means the Holdings Guaranty, the Company Guaranty, the Canadian Subsidiary Guaranty, the Domestic Subsidiary Guaranty, and the Canadian Resident Guaranties.

                  "GUARANTOR" means any of Holdings, Company, the Canadian Subsidiary Guarantors, the Domestic Subsidiary Guarantors, and the Canadian Resident Stockholder, and "GUARANTORS" means all of them, collectively.

                  "HAZARDOUS MATERIALS" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

                  "HAZARDOUS MATERIALS ACTIVITY" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

                  "HEDGE AGREEMENT" means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively.

                  "HOLDINGS" means Protocol Holdings, Inc., a Delaware corporation.

                  "HOLDINGS CERTIFICATE OF DESIGNATIONS" means the provisions of Holdings' Restated Certificate of Incorporation relating to the Holdings Preferred Stock, in the form delivered to Administrative Agent and Lenders prior to their execution of this Agreement, and as such provisions may be amended from time to time thereafter to the extent permitted under subsection 7.15A.

                  "HOLDINGS COMMON STOCK" means the common stock of Holdings, par value $0.001 per share.

                  "HOLDINGS GUARANTY" means an Amended and Restated Holdings Guaranty, executed and delivered by Holdings on the Effective Date, substantially in the form of Exhibit XVI annexed hereto, as such guaranty may hereafter be amended, supplemented, restated, or otherwise modified from time to time.

                  "HOLDINGS PLEDGE AGREEMENT" means a Holdings Pledge Agreement executed and delivered by Holdings on the Effective Date, substantially in the form of

Exhibit XV annexed hereto, as such pledge agreement may hereafter be amended, supplemented, restated, or otherwise modified from time to time.

                  "HOLDINGS PREFERRED STOCK" means the Holdings Series A Preferred Stock and the Holdings Series B Preferred Stock.

                  "HOLDINGS SERIES A PREFERRED STOCK" means the Series A Preferred Stock of Holdings, par value $0.001 per share, with a liquidation preference of $1.57 plus accrued dividends per share and with the other terms set forth in the Holdings Certificate of Designations.

                  "HOLDINGS SERIES B PREFERRED STOCK" means the Series B Preferred Stock of Holdings, par value $0.001 per share, with a liquidation preference of $7.90 plus accrued dividends per share and with the other terms set forth in the Holdings Certificate of Designations.

                  "INDEBTEDNESS", as applied to any Person, means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof, or (b) evidenced by a note or similar written instrument, (v) all Acquisition Indebtedness and (vi) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements and Currency Agreements constitute (X) in the case of Hedge Agreements, Contingent Obligations, and (Y) in all other cases, Investments, and in neither case constitute Indebtedness.

                  "INDEMNITEE" has the meaning assigned to that term in subsection 10.3.

                  "INSOLVENCY LAWS" means the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Company Creditors' Arrangement Act (Canada), the Winding-Up Act (Canada) or any comparable law of Canada or any other applicable bankruptcy, insolvency or similar law now or hereafter in effect in the United States of America or any state thereof or Canada or any province thereof.

                  "INTELLECTUAL PROPERTY" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of Company and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Company and its Subsidiaries, taken as a whole.

                  "INTEREST PAYMENT DATE" means (i) with respect to any Base Rate Loan, each March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Effective Date, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer than three months "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period and provided, further, after and during the continuance of an Event of Default, "Interest Payment Date" for any Loan shall also include the last day of each calendar month.

                  "INTEREST PERIOD" has the meaning assigned to that term in subsection 2.2B.

                  "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

                  "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

                  "INVENTORY" means, with respect to any Person as of any date of determination, all goods, merchandise and other personal property which are then held by such Person for sale or lease, including raw materials and work in process.

                  "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (including any Subsidiary of Company), (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Company from any Person other than Company or any of its Subsidiaries, of any equity Securities of such Subsidiary,
(iii) any direct or indirect loan, advance

(other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person (other than a wholly-owned Subsidiary of Company), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, or (iv) Interest Rate Agreements or Currency Agreements not constituting Hedge Agreements. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                  "INVESTMENT ACCOUNT" has the meaning assigned thereto in subsection 2.4B(iv)(e).

                  "INVESTMENT ACCOUNT AGREEMENTS" means, collectively, the documents, instruments and agreements pursuant to which the Investment Account is created and maintained and pursuant to which Administrative Agent is granted a perfected a First Priority Lien in the Investment Account for the benefit of Lenders, including, without limitation, the Investment Account Security Agreement.

                  "INVESTMENT ACCOUNT SECURITY AGREEMENT" means an account Pledge Agreement among the Canadian Borrower, Administrative Agent, and the holder of the Investment Account, pursuant to which Administrative Agent shall be granted a First Priority Lien on the Investment Account, which agreement shall be in form and substance satisfactory to Administrative Agent.

                  "ISSUING LENDER" means, with respect to any Letter of Credit, the Revolving Lender which agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii).

                  "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

                  "LEASEHOLD PROPERTY" means any leasehold interest of any Loan Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Administrative Agent in its sole discretion as not being required to be included in the Collateral.

                  "LENDER" and "LENDERS" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1; provided that the term "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

                  "LETTER OF CREDIT" or "LETTERS OF CREDIT" means Commercial Letters of Credit and Standby Letters of Credit issued or to be issued by Issuing Lenders for the account of Company pursuant to subsection 3.1.

                  "LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B).

                  "LIBOR" means the rate for deposits in Dollars for a period equal to the Interest Period selected which appears on the Telerate Page 3750 at approximately 11:00 A.M. (London time), two (2) Business Days prior to the commencement of the applicable Interest Period. If, for any reason, such rate is not available, then "LIBOR" shall mean the rate per annum at which, as determined by Administrative Agent, Dollars are being offered to leading banks at approximately 11:00 A.M. (London time), two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

                  "LIEN" means any lien, mortgage, hypothec, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust, escrow, deposit, or other preferential arrangement having the practical effect of any of the foregoing.

                  "LOAN" or "LOANS" means one or more of the Tranche A Term Loans, Tranche B Term Loans, Canadian Term Loans, Canadian Acquisition Loans, US Acquisition Loans, or Revolving Loans or any combination thereof.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Guaranties, the Collateral Documents, and the Acknowledgement and Confirmation.

                  "LOAN PARTY" means each of Holdings, Company, Canadian Borrower, any of Company's Subsidiaries from time to time executing a Loan Document, and the Canadian Resident Stockholder, and "LOAN PARTIES" means all such Persons, collectively.

                  "MANAGEMENT EMPLOYMENT AGREEMENTS" means each Amended and Restated Executive Employment Agreement dated as of September 29, 1999 between Company and each of Raymond Wilson, Stephen G. McLean, and Kevin Blayne providing for, among other things, the issuance of Holdings Common Stock to such persons, in each case in the form delivered to Administrative Agent and Lenders prior to their execution of this Agreement.

                  "MANAGEMENT INVESTORS" means Raymond Wilson, Stephen G. McLean, and Kevin Blayne, Robert J. Conrads, and Robert C. Gust.

                  "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "MASTER ASSIGNMENT AGREEMENT" means a Master Assignment Agreement in substantially the form of Exhibit XXV annexed hereto.

                  "MATERIAL ADVERSE EFFECT" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of either Company, individually, or Company and its Subsidiaries, taken as a whole, or (ii) the impairment of the ability of any Loan Party to perform, or of Administrative Agent or Lenders to enforce, the Obligations.

                  "MATERIAL CONTRACT" means any contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

                  "METC" means M.E.T.C. Financial Services Inc., a corporation organized, constituted and existing under the Canada Business Corporations Act.

                  "METC HOLDINGS" means 3588238 Canada Inc., a corporation organized, constituted and existing under the Canada Business Corporations Act.

                  "METC HOLDINGS UNANIMOUS SHAREHOLDERS AGREEMENTS" means (i) that certain Unanimous Shareholder Agreement dated as of May 21, 1999, by and among Media Express, Fisher and METC Holdings, as in effect on the date hereof, and (ii) any agreement entered into pursuant to subsection 6.8D, as each such agreement may be amended from time to time thereafter to the extent permitted under subsection 7.15A.

                  "METC UNANIMOUS SHAREHOLDERS AGREEMENTS" means (i) that certain Unanimous Shareholder Agreement dated as of May 21, 1999, by and among Media Express, METC Holdings and METC as in effect on the date hereof, and (ii) any agreement entered into pursuant to subsection 6.8D, as each such agreement may be amended from time to time thereafter to the extent permitted under subsection 7.15A.

                  "MORTGAGE" means (i) a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party, in such form as may be approved by Administrative Agent in its sole discretion, in each case with such changes thereto as may be recommended by Administrative Agent's local counsel based on local laws or customary local mortgage or deed of trust practices, or (ii) at Administrative Agent's option, in the case of an Additional Mortgaged Property (as defined in subsection 6.9), an amendment to an existing Mortgage, in form satisfactory to Administrative Agent, adding such Additional Mortgaged Property to the Real Property Assets encumbered by such existing Mortgage, in either case as such security instrument or amendment may be amended, supplemented or otherwise modified from time to time. "MORTGAGES" means all such instruments, including any Additional Mortgages (as defined in subsection 6.9), collectively.

                  "MORTGAGED PROPERTY" means an Additional Mortgaged Property (as defined in subsection 6.9).

                  "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

                  "NET ASSET SALE PROCEEDS" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide direct costs incurred in connection with such Asset Sale, including without limitation
(i) income taxes reasonably estimated
to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale and (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale.

                  "NET INSURANCE/CONDEMNATION PROCEEDS" means any Cash payments or proceeds received by Company or any of its Subsidiaries (i) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and reasonable documented costs incurred by Company or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof.

                  "NET SECURITIES PROCEEDS" means Cash proceeds from the issuance of any debt or equity Securities of Holdings after the Effective Date, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including without limitation reasonable legal fees and expenses; provided that Net Securities Proceeds shall exclude (i) amounts received upon the exercise of options to acquire shares of Holdings' capital stock granted to employees of Company or its Subsidiaries and (ii) cash contributed by Willis Stein and BCI to Holdings after the Effective Date pursuant to Sections 1.04, 1.05 and 1.06 of the Recapitalization Agreement, in a maximum amount that, together with the aggregate amount contributed on the Effective Date to Holdings as described in subsection 4.1D, does not exceed $111,000,000, provided that such cash contributions are contributed by Holdings to Company in cash as contributions to capital and are used by Company and its Subsidiaries either (a) within 60 days of the receipt by Holdings of such amounts, to pay purchase consideration (including, without limitation, amounts escrowed) for Permitted Acquisitions payable on the consummation thereof, transaction costs incurred in connection therewith, or amounts owed in respect of Permitted Contingent Acquisition Obligations to the extent payment of such amounts is permitted hereunder, or (b) within 30 days of the receipt by Holdings of such amounts, if no Event of Default shall have occurred and be continuing at the time of such payment, and Requisite Lenders have approved the use of such cash proceeds for such purpose, to pay Consolidated Capital Expenditures permitted by subsection 7.8C. Any amounts excluded from Net Securities Proceeds pursuant to clause (ii) hereof that are not used by Company and its Subsidiaries within the time periods referred to in clause (ii) shall constitute Net Securities Proceeds on the last day of the applicable time period.

                  "NEW LOAN DOCUMENTS" means this Agreement, the Notes, the Acknowledgement and Confirmation, and all other new agreements to be executed by the Loan Parties on the Effective Date, as set forth on Schedule 1.1N hereto.

                  "NOTES" means one or more of the Tranche A Term Notes, the Tranche B Term Notes, the Canadian Term Notes, the US Acquisition Notes, the Canadian Acquisition Notes, or the Revolving Notes or any combination thereof.

                  "NOTICE OF BORROWING" means a notice substantially in the form of Exhibit I annexed hereto delivered by a Borrower to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

                  "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of Exhibit II annexed hereto delivered by a Borrower to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

                  "NOTICE OF ISSUANCE OF LETTER OF CREDIT" means a notice substantially in the form of Exhibit III annexed hereto delivered by Company to Administrative Agent pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

                  "OBLIGATIONS" means all obligations of every nature of each Loan Party from time to time owed to Administrative Agent, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

                  "OFFICERS' CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; provided that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

                  "OPERATING LEASE" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

                  "PERMITTED ACQUISITION" means any Acquisition with respect to which either (a) Requisite Lenders have approved such Acquisition in writing or
(b) all of the following conditions have been satisfied:

                  (i) the Acquisition is non-hostile;

                  (ii) the Acquired Business is in a Related Business and the assets of the Acquired Business are located in the United States;

                  (iii) such Acquired Business becomes a wholly-owned Subsidiary of Company, or the business, property or other assets comprising such Acquired Business are acquired by a Subsidiary of Company; provided, however, that shares of capital stock of METC may be held by METC Holdings and shares of capital stock of METC Holdings may be held by Fisher or by any Canadian Resident Stockholder who complies with subsection 6.8C and 6.8D;

                  (iv) the amount of all consideration to be paid by Holdings, Company and Company's Subsidiaries in such Acquisition (including any Permitted Acquisitions of Affiliates of such Acquired Business, but excluding any of the seven potential Acquisitions that were identified to Agents by Company prior to the date hereof that may be approved by Requisite Lenders in their sole discretion) does not exceed $10,000,000;

                  (v) the amount of all consideration to be paid by Holdings, Company and Company's Subsidiaries in such Acquisition and in all other Acquisitions that were made within the 12 month period preceding the date of the proposed Acquisition (other than any of the seven potential Acquisitions that were identified to Agents by Company prior to the date hereof that may be approved by Requisite Lenders in their sole discretion) does not exceed $40,000,000;

                  (vi) such Acquired Business shall have had positive Consolidated EBITDA (determined on a Pro Forma Basis as provided below) for the most recently ended 12 month period preceding the date of the proposed Acquisition for which financial statements are available, and Company shall have delivered to Administrative Agent the list of all exclusions from Consolidated EBITDA made pursuant to clause (iii) of the definition of Pro Forma Basis, broken down by month, in substantially the same form as Schedule 1.1P hereto;

                  (vii) Requisite Lenders shall have reasonably approved the terms of any Contingent Acquisition Obligations to be incurred in connection with such Acquisition;

                  (viii) all Acquisition Indebtedness and all Contingent Acquisition Obligations incurred in connection with the Proposed Acquisition shall be payable prior to the US Acquisition Loan Commitment Termination Date in the case of Acquisitions by Company or its Domestic Subsidiaries and prior to the Canadian Acquisition Loan Commitment Termination Date in the case of Acquisitions by the Canadian Borrower or its Subsidiaries;

                  (ix) Company shall have given Administrative Agent not less than 15 Business Days prior written notice of the proposed Acquisition; and

                  (x) not less than ten Business Days prior to the consummation of such proposed Acquisition, Company shall have delivered to Administrative Agent and Lenders the following:

                           (1) A Compliance Certificate prepared on a Pro Forma
                  Basis certifying that no Event of Default under this Agreement shall then exist or shall occur as a result of such Acquisition, and that all representations and warranties contained herein and in the other Loan Documents are true, correct and complete in all material respects on and as of the date of such Acquisition to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date, and demonstrating that after giving effect to such Acquisition and to all Indebtedness and Permitted Contingent Acquisition Obligations to be incurred or assumed or repaid in connection with or as consideration for such Acquisition, Borrowers shall be in compliance on a Pro Forma Basis with the covenants in Section 7 as of the last day of the most recently ended Fiscal Month for which the relevant financial statements are available. All exclusions of income statement items of Acquired Businesses made pursuant to clause
                  (iii) of the definition of "Pro Forma Basis" shall be separately identified in such Pro Forma Compliance Certificate.

                           (2) A copy, prepared in conformity with GAAP, of
                  financial statements of such Acquired Business for the 12 consecutive Fiscal Month period corresponding to the calculation period for the financial covenants in the immediately preceding clause, which financial statements shall either be (i) accompanied by an accounting and business analysis by KPMG Peat Marwick, LLC or by another "Big 5" accounting firm reasonably acceptable to Requisite Lenders, with the scope of such analysis to be consistent with past practices, or (ii) accompanied by an accounting and business analysis by another accounting firm reasonably acceptable to Requisite Lenders and otherwise in form and substance satisfactory to Requisite Lenders.

                           (3) (i) Pro forma consolidated and consolidating
                  balance sheets of Company and its Subsidiaries as at the date of the proposed Acquisition, prepared in accordance with GAAP and reflecting the consummation of the proposed Acquisition and the related financings and all obligations incurred in connection therewith, which financial statements shall be prepared on a Pro Forma Basis and shall be in form and substance satisfactory to Requisite Lenders and (ii) two sets of projected consolidated and consolidating financial statements of Company and its Subsidiaries for the period commencing on the date of the proposed Acquisition and ending on the last day on which any Permitted Acquisition Indebtedness or Permitted Contingent Acquisition Obligations may become due and payable, consisting of consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income, shareholders' equity and cash flows, together with pro forma Compliance Certificates for the period ending on the last day of each Fiscal Year ending during such period. One set of such projections shall be based on assumptions that Company believes to be fair and reasonable, and the second set of such projections shall assume that Company's financial performance is such that it is required to pay the maximum amount of the Permitted Contingent Acquisition Obligations and Permitted Acquisition Indebtedness owed by it. All such projections shall be in form and substance satisfactory to Administrative Agent and Requisite Lenders.

                           (4) A copy of a due diligence report prepared by the
                  accounting firm referred to in clause (x)(2) of this definition regarding such firm's investigation of the Acquired Business.

                           (5) A copy of all environmental reports obtained in
                  connection with such Acquisition.

                           (6) Final executed copies of the applicable
                  Acquisition Agreement and any promissory notes and employment agreements executed in connection therewith, which shall be in form and substance satisfactory to Administrative Agent and Requisite Lenders.

                           (7) A copy of any notice filed by such Acquired
                  Business under any Environmental Law indicating past or present treatment of Hazardous Materials at any facility used by such Acquired Business, which notices, and evidence of any remediation taken by such Acquired Business, shall be in form and substance satisfactory to Administrative Agent.

                           (8) An Officers' Certificate setting forth the
                  calculation of the US Acquisition Reserve and the Canadian Acquisition Reserve (including a break out of each individual component) giving effect to any Acquisition Loans to be borrowed in connection with such Acquisition and any obligations to be incurred in connection with such Acquisition.

                           (9) An estimate of the transactions costs (including
                  projected costs) to be incurred in connection with such Acquisition, and a statement showing which of such costs will be capitalized on the books of Company and its Subsidiaries and which will be expensed.

                           For purposes of clauses (iv) and (v) of this
                  definition, the amount of consideration paid in any Permitted Acquisition shall be equal to the sum, without duplication, of
                  (a) the amount of Cash paid or to be paid as consideration in such Permitted Acquisition, (b) the principal amount of all Indebtedness incurred or assumed in such Permitted Acquisition, (c) the amount of all Contingent Acquisition Obligations incurred or assumed in such Permitted Acquisition,
                  (d) the estimated amount of all transaction costs incurred in connection with such Permitted Acquisition, and (e) and the estimated fair market value of all other non-cash consideration paid or to be paid in such Permitted Acquisition (including capital stock issued in connection therewith). For purposes of determining the Consolidated EBITDA of the Acquired Business on a Pro Forma Basis as provided in clause
                  (vi) of this definition, each reference in Consolidated EBITDA and each of the defined terms used therein to "Company and its Subsidiaries" or terms of like import shall be deemed to be a reference to the applicable Acquired Business and its subsidiaries.

                  "PERMITTED ACQUISITION INDEBTEDNESS" means any unsecured Subordinated Acquisition Indebtedness that is owed either by Company (and not by any of Company's Subsidiaries) or, in the case of obligations incurred in connection with any Acquisition by the Canadian Borrower, by the Canadian Borrower (and not by any of the Canadian Borrower's Subsidiaries).

                  "PERMITTED CONTINGENT ACQUISITION OBLIGATION" means any Contingent Acquisition Obligation that is (i) expressly limited to a maximum Dollar amount (or, in the case of obligations owed by the Canadian Borrower, a maximum amount in either Dollars or Canadian dollars), and (ii) owed by Company (and not by any of Company's Subsidiaries) or, in the case of obligations incurred in connection with any Acquisition by the Canadian Borrower, by the Canadian Borrower (and not by any of the Canadian Borrower's Subsidiaries).

                  "PERMITTED ENCUMBRANCES" means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA, any such Lien relating to or imposed in connection with any Environmental Claim, and any such Lien expressly prohibited by any applicable terms of any of the Collateral Documents):

                  (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

                  (ii) statutory Liens of landlords, statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 5 days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

                  (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

                  (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8;

                  (v) leases or subleases granted to third parties in accordance with any applicable terms of the Collateral Documents and not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or resulting in a material diminution in the value of any Collateral as security for the Obligations;

                  (vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

                  (vii) any (a) interest or title of a lessor or sublessor under any lease permitted by subsection 7.9, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b), so long as the holder of such restriction or encumbrance agrees to recognize the rights of such lessee or sublessee under such lease;

                  (viii) Liens arising from filing UCC or PPSA financing statements relating solely to leases permitted by this Agreement;

                  (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                  (x) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

                  (xi) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries; and

                  (xii) licenses of patents, trademarks and other intellectual property rights granted by Company or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Company or such Subsidiary.

                  "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether US federal, Canadian federal, state, provincial, or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

                  "PLEDGED COLLATERAL" means, collectively, the "Pledged Collateral" as defined in the Holdings Pledge Agreement, the Security Agreement, the Canadian Subsidiary Pledge Agreements, the Canadian Subsidiary Hypothecs and the Canadian Resident Hypothec.

                  "PPSA" means the Personal Property Security Act or any other statute pertaining to the creation, perfection or priority of security interests in any collateral, in each case as in effect in any Canadian province.

                  "PRIME RATE" means the rate that CIBC (or any successor Administrative Agent) publicly announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. CIBC or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "PRO FORMA BASIS" means, for purposes of giving effect to any transaction during any period on a pro forma basis, that such transaction (and any other transactions that occurred during such period) shall be deemed to have occurred as of the first day of the most recent 12 Fiscal Month period that ended immediately prior to the date of such transaction with respect to which Administrative Agent has received the relevant financial information. As used in this definition, "transaction" shall mean any Permitted Acquisition and any incurrence or assumption of any Indebtedness (including Indebtedness hereunder and Permitted Acquisition Indebtedness and the concurrent retirement of any other Indebtedness) as part of a Permitted Acquisition. Calculations made on a Pro Forma Basis shall give effect to such transactions that occurred during the relevant period on the following basis:

                  (i) any Indebtedness incurred or assumed by the Borrowers in connection with such Permitted Acquisition and any Indebtedness repaid in connection with such Permitted Acquisition shall be deemed to have been incurred or repaid, respectively, as of the first day of the relevant period;

                  (ii) if such Indebtedness has a floating or formula rate, then the rate of interest for such Indebtedness for the applicable period shall be computed as if the rate in effect for such Indebtedness on the relevant measurement date had been the applicable rate for the entire applicable period; and

                  (iii) income statement items (whether positive or negative) attributable to the property or business acquired in such Permitted Acquisition shall be included as if such transaction had occurred as of the first day of the relevant period; provided, however, that there shall be excluded from such income statement items the amount of any excess owner's compensation and any clearly identified non-recurring or one-time charges actually incurred by such property or business during such period that are reasonably expected to be eliminated following the consummation of such Permitted Acquisition to the extent that such exclusions are approved by Administrative Agent and Requisite Lenders; and provided further that income statement items attributable to property or business acquired in Permitted Acquisitions that were consummated before the Effective Date shall be adjusted solely as set forth in Schedule 1.1P hereto. Any Compliance Certificate, pro forma Compliance Certificate, or financial statement delivered by Company to Administrative Agent or Lenders hereunder that includes calculations made on a Pro Forma Basis shall identify each income statement item that is excluded from such certificates or statements by operation of this clause (iii).

                  "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Tranche A Term Loan Commitment or the Tranche A Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche A Term Loan Exposure of that Lender by (y) the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitment or the Tranche B Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche B Term Loan Exposure of that Lender by (y) the aggregate Tranche B Term Loan Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the Canadian Term Loan Commitment or the Canadian Term Loan of any Lender, the percentage obtained by dividing (x) the Canadian Term Loan Exposure of that Lender by (y) the aggregate Canadian Term Loan Exposure of all Lenders, (iv) with respect to all payments, computations and other matters relating to the US Acquisition Loan Commitment or the US Acquisition Loans of any Lender, the percentage obtained by dividing (x) the US Acquisition Loan Exposure of that Lender by (y) the aggregate US Acquisition Loan Exposure of all Lenders, (v) with respect to all payments, computations and other matters relating to the Canadian Acquisition Loan Commitment or the Canadian Acquisition Loans of any Lender, the percentage obtained by dividing (x) the Canadian Acquisition Loan Exposure of that Lender by (y) the aggregate Canadian Acquisition Loan Exposure of all Lenders, (vi) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and (vii) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Tranche A Term Loan Exposure of that Lender plus the Tranche B Term Loan Exposure of that

Lender plus the Canadian Term Loan Exposure of that Lender plus the US Acquisition Loan Exposure of that Lender plus the Canadian Acquisition Loan Exposure plus the Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Canadian Term Loan Exposure of all Lenders plus the US Acquisition Loan Exposure of all Lenders plus the Canadian Acquisition Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i),
(ii), (iii), (iv), (v), (vi) and (vii) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

                  "PROJECTED EARN-OUT OBLIGATIONS" means for any period, the amount of Contingent Acquisition Obligations that are projected to become due and payable during such period, based on projections of the results of Company's and its Subsidiaries financial operations during such period and any relevant prior period, prepared in good faith and using assumptions that Company believes to be fair and reasonable at the time of preparation.

                  "PROJECTED ESCROW REFUNDS" means, for any period, the amount of funds held in escrow to secure Contingent Acquisition Obligations based on financial performance that are projected to be released from escrow and returned to Company or its Subsidiaries during such period, based on the same projections used to determine the Projected Earn-out Obligations for such period.

                  "PROJECTED INCREMENTAL EBITDA" means for any period, the sum of the following amounts, calculated separately for each Acquired Business for which there will be Projected Earn-out Obligations during such period:

         THE EXCESS OF

                           (i) the amount of Consolidated EBITDA attributable to such Acquired Business that is projected to be earned during such period (excluding the portion of such period commencing on the first day during such period that any Projected Earn-out Obligations attributable to such acquired business become payable)

         OVER

                            (ii) the amount of Consolidated EBITDA, determined on a Pro Forma Basis, attributable to such Acquired Business for the same measurement period used in the preceding clause (i) for the immediately preceding Fiscal Year.

                  The projections used in calculating Projected Incremental EBITDA for any period shall be the same as the projections used in calculating the Projected Earn-out Obligations for such period.

                  "QUALIFIED INVESTMENTS" means, as applied to Company or any of its Subsidiaries, investments in:

                  (i) Direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States or by the government of Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States or Canada), in each case maturing within one year from the date of acquisition;

                  (ii) Marketable general obligations issued by any state of the United States or by any province of Canada or any political subdivision of any such state or province or any corporation or public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having a credit rating of "B-2" from S&P or is equivalent from Moody's, Canadian Bond Rating Service or any successor thereto, or Dominion Bond Rating Service or any successor thereto;

                  (iii) Investments in United States or Canadian certificates of deposit, banker's acceptances and time deposits maturing within twelve
         (12) months from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by any United States or Canadian offices of any commercial bank or trust company organized or licensed under any laws of the United States or Canada or any state or province thereof having a credit rating of "B-2" from S&P or its equivalent from Moody's, Canadian Bond Rating Service or any successor thereto, or Dominion Bond Rating Service or any successor thereto; or

                  (iv) any repurchase agreement secured by any one or more of the foregoing.

                  "REAL PROPERTY ASSET" means, at any time of determination, any fee interest then owned by any Loan Party in any real property.

                  "RECAPITALIZATION AGREEMENT" means that certain
Recapitalization Agreement dated as of September 29, 1999, Holdings and the participants listed on Schedules I and II thereto, as amended to the date hereof and as it hereafter be amended, supplemented, restated, or otherwise modified from time to time in accordance with subsection 7.15.

                  "RECORDED LEASEHOLD INTEREST" means a Leasehold Property with respect to which a Record Document (as hereinafter defined) has been recorded in all places necessary or desirable, in Administrative Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrancers of the affected real property. For purposes of this definition, the term "RECORD DOCUMENT" means, with respect to any Leasehold Property, (a) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (b) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Administrative Agent.

                  "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "REIMBURSEMENT DATE" has the meaning assigned to that term in subsection 3.3B.

                  "REINVESTMENT PERIOD" means, with respect to any Net Asset Sale Proceeds received in respect of any Asset Sale, the period commencing on the date such Net Asset Sale Proceeds are received by Company or any of its Subsidiaries and ending on the earlier of (x) the second Business Day following any determination by a Responsible Officer of Company or any of its Subsidiaries that such Net Asset Sale Proceeds will not be reinvested in a Related Business within 60 days of receipt thereof by Company or its Subsidiaries and (y) the date that is 60 days after receipt of such Net Asset Sale Proceeds by Company or any of its Subsidiaries.

                  "RELATED AGREEMENTS" means, collectively, the Acquisition Agreements, the Holdings Certificate of Designations, and the Recapitalization Agreement.

                  "RELATED BUSINESS" means the business consisting of pre-sales, sales, and post-sales support; Internet commerce support; marketing analysis; marketing data management, compilation, mining and analysis; teleservices; fulfillment; specialty services; and any other service that the Company and its Subsidiaries currently provides on the Effective Date, and any and all reasonably related businesses necessary for, in support or anticipation of, and ancillary to such services.

                  "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

                  "REQUISITE CLASS LENDERS" means, at any time of determination
(i) for the Class of Lenders having Tranche A Term Loan Exposure, Lenders having or holding more than 66 2/3% of the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) for the Class of Lenders having Tranche B Term Loan Exposure, Lenders having or holding more than 66 2/3% of the aggregate Tranche B Term Loan Exposure of all Lenders, (iii) for the Class of Lenders having Canadian Term Loan Exposure, Lenders having or holding more than 66 2/3% of the aggregate Canadian Term Loan Exposure of all Lenders, (iv) for the Class of Lenders having US Acquisition Loan Exposure, Lenders having or holding more than 66 2/3% of the aggregate US Acquisition Loan Exposure of all Lenders, (v) for the Class of Lenders having Canadian Acquisition Loan Exposure, Lenders having or holding more than 66 2/3% of the aggregate Canadian Acquisition Loan Exposure of all Lenders, and (vi) for the Class of Lenders having Revolving Loan Exposure, Lenders having or holding more than 66 2/3% of the aggregate Revolving Loan Exposure of all Lenders.

                  "REQUISITE LENDERS" means Lenders having or holding more than 66-?% of the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate Tranche B Term Loan Exposure of all Lenders plus the aggregate Canadian Term Loan Exposure of all Lenders plus the aggregate US Acquisition Loan Exposure of all Lenders plus the aggregate Canadian Acquisition Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders.

                  "RESPONSIBLE OFFICER" means each of the following officers of Company or any of its Subsidiaries, at the time that any individual holds any such position: the chairman of the board of Company, the chief executive officer, the president, the chief financial officer, the treasurer, any vice president, the general counsel and the corporate secretary.

                  "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company or Holdings now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company or Holdings now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company or Holdings now or hereafter outstanding (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness, and (v) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Acquisition Indebtedness or Subordinated Contingent Acquisition Obligation.

                  "REVOLVING LENDER" means a Lender that has a Revolving Loan Commitment and/or that has an outstanding Revolving Loan.

                  "REVOLVING LOAN COMMITMENT" means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(vi), and "REVOLVING LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "REVOLVING LOAN COMMITMENT TERMINATION DATE" means November 30, 2004.

                  "REVOLVING LOAN EXPOSURE" means, with respect to any Revolving Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit.

                  "REVOLVING LOANS" means the Loans made by Lenders to Company pursuant to subsection 2.1A(vi).

                  "REVOLVING NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(e)(i)(d) on the Effective Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of
Exhibit VI annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "SECOND CLOSING DATE" means February 17, 1998, the date of the closing of the First Restated Credit Agreement.

                  "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute or the Canadian equivalent where applicable.

                  "SECURITY AGREEMENT (ESCROWS)" means that certain Security Agreement (Escrows) dated as of February 26, 1999, executed by Company, Lenders and Administrative Agent pursuant to the First Restated Credit Agreement, as such agreement has been amended to the date hereof and as such agreement may hereafter be amended, supplemented, restated or otherwise modified from time to time.

                  "SECURITY AGREEMENT" means a Security Agreement executed and delivered by Company and each of the Domestic Subsidiaries on the Effective Date, substantially in the form of Exhibit XIII annexed hereto, as such agreement may hereafter be amended, supplemented, restated or otherwise modified from time to time.

                  "SENIOR DEBT LEVERAGE RATIO" means, as of any date of determination, the ratio of (i) the aggregate principal amount of Consolidated Total Debt outstanding on such date minus the aggregate principal amount of Subordinated Indebtedness outstanding on such date divided by (ii) the aggregate amount of Consolidated EBITDA for the 12 Fiscal Month period most recently ended on or before such date of determination, determined on a Pro Forma Basis; provided, that calculations of the Senior Debt Leverage Ratio for purposes of subsection 2.1A, subsection 3.1A, the Notices of Borrowing and the Notices of Issuance of Letter of Credit, Consolidated EBITDA determined on a Pro Forma Basis shall be based on the 12 Fiscal Month period most recently ended before such date of determination for which Administrative Agent has received the financial statements delivered to Administrative Agent and Lenders pursuant to subsection 6.1(i).

                  "SOLIDARY" as used herein and in the Assignment Agreements shall be read and interpreted in accordance with the Civil Code of Quebec.

                  "SOLVENT" means, with respect to any Person, that as of the date of determination both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "STANDBY LETTER OF CREDIT" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) Indebtedness of Company or any of its Subsidiaries in respect of industrial revenue or development bonds or financings, (ii) workers' compensation liabilities of Company or any of its Subsidiaries, (iii) the obligations of third party insurers of Company or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third party insurers, (iv) obligations with respect to Capital Leases or Operating Leases of Company or any of its Subsidiaries, and
(v) performance, payment, deposit or surety obligations of Company or any of its Subsidiaries, in any case if required by law or governmental rule or regulation or in accordance with custom and practice in the industry; provided that Standby Letters of Credit may not be issued for the purpose of supporting (a) trade payables or (b) any Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the Bankruptcy Code).

                  "STOCK REPURCHASE AGREEMENTS" means each Stock Repurchase Agreement dated as of September 29, 1999 between Holdings and each of Robert J. Conrads and Robert C. Gust providing for, among other things, the circumstances under which Holdings Common Stock may be repurchased by Holdings from such persons, in each case in the form delivered to Administrative Agent and Lenders prior to their execution of this Agreement

                  "SUBORDINATED ACQUISITION INDEBTEDNESS" means any unsecured Acquisition Indebtedness that is subject to the subordination provisions set forth in Exhibit XXIII.

                  "SUBORDINATED CONTINGENT ACQUISITION OBLIGATION" means any unsecured Contingent Acquisition Obligation that is subject to the subordination provisions set forth in Exhibit XXIV.

                  "SUBORDINATED INDEBTEDNESS" means any unsecured Indebtedness of Company or the Canadian Borrower subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to Administrative Agent and Requisite Lenders.

                  "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. Notwithstanding anything to the contrary contained in the preceding sentence,

METC and METC Holdings shall be deemed to be Canadian Subsidiaries of Company and the Canadian Borrower.

                  "SUPPLEMENTAL COLLATERAL ADMINISTRATIVE AGENT" has the meaning assigned to that term in subsection 9.1B.

                  "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "TAX ON THE OVERALL NET INCOME" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its lending office).

                  "TERM LOANS" means, collectively, the Tranche A Term Loans, the Tranche B Term Loans and the Canadian Term Loans.

                  "THIRD CLOSING DATE" means May 21, 1999, the date of the closing of the Existing Credit Agreement.

                  "TITLE COMPANY" means, collectively, one or more title insurance companies reasonably satisfactory to Administrative Agent.

                  "TOTAL DEBT LEVERAGE RATIO" means, as of any date of determination, the ratio of (i) the aggregate principal amount of Consolidated Total Debt outstanding on such date divided by (ii) the aggregate amount of Consolidated EBITDA for the 12 Fiscal Month period most recently ended on or before such date of determination, determined on a Pro Forma Basis; provided, that calculations of the Total Debt Leverage Ratio for purposes of subsection 2.1A, subsection 3.1A, the Notices of Borrowing and the Notices of Issuance of Letter of Credit, Consolidated EBITDA determined on a Pro Forma Basis shall be based on the 12 Fiscal Month period most recently ended before such date of determination for which Administrative Agent has received the financial statements delivered to Administrative Agent and Lenders pursuant to subsection 6.1(i).

                  "TOTAL UTILIZATION OF REVOLVING LOAN COMMITMENTS" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of reimbursing the applicable Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus (ii) the Letter of Credit Usage.

                  "TRANCHE A LOAN MATURITY DATE" means November 30, 2004.

                  "TRANCHE A TERM LOAN COMMITMENT" means the commitment of a Lender to convert Existing Loans into a Tranche A Term Loan or to make a Tranche A Term Loan to Company pursuant to subsection 2.1A(i), and "TRANCHE A TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "TRANCHE A TERM LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the funding or conversion of the Tranche A Term Loans, that Lender's Tranche A Term Loan Commitment and (ii) after the funding or conversion of the Tranche A Term Loans, the outstanding principal amount of the Tranche A Term Loan of that Lender.

                  "TRANCHE A TERM LOANS" means the Loans made or converted by Lenders to Company pursuant to subsection 2.1A(i).

                  "TRANCHE A TERM NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(a) on the Effective Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche A Term Loan Commitments or Tranche A Term Loans of any Lenders, in each case substantially in the form of Exhibit IV-A annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "TRANCHE B LOAN MATURITY DATE" means November 30, 2006.

                  "TRANCHE B TERM LOAN COMMITMENT" means the commitment of a Lender to convert Existing Loans into a Tranche B Term Loan or to make a Tranche B Term Loan to Company pursuant to subsection 2.1A(ii), and "TRANCHE B TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "TRANCHE B TERM LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the funding or conversion of the Tranche B Term

Loans, that Lender's Tranche B Term Loan Commitment and (ii) after the funding or conversion of the Tranche B Term Loans, the outstanding principal amount of the Tranche B Term Loan of that Lender.

                  "TRANCHE B TERM LOANS" means the Loans made or converted by Lenders to Company pursuant to subsection 2.1A(ii).

                  "TRANCHE B TERM NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(b) on the Effective Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche B Term Loan Commitments or Tranche B Term Loans of any Lenders, in each case substantially in the form of Exhibit IV-B annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "TRANSACTIONS COSTS" means the fees, costs and expenses payable by Borrowers and their Subsidiaries in connection with the transactions contemplated by the Loan Documents and the Related Agreements to occur on the Effective Date.

                  "TYPE" means, with respect to the Loans, the classification of such Loans as Tranche A Term Loans, Tranche B Term Loans, Canadian Term Loans, Revolving Loans, US Acquisition Loans, or Canadian Acquisition Loans.

                  "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

                  "UNAPPLIED NET ASSET SALE PROCEEDS" means, as of any date of determination, the aggregate amount of all Net Asset Sale Proceeds received by Company or any of its Subsidiaries during the period from the Effective Date to such date of determination excluding all such Net Asset Sale Proceeds that (i) have been applied to mandatory prepayments of the Loans and/or reductions of the Commitments pursuant to subsection 2.4B(iii) or (ii) when received by Company or any of its Subsidiaries, were intended by Company or any of its Subsidiaries to be reinvested in a Related Business within 60 days of such receipt, and either such Net Asset Sale Proceeds were reinvested within such period or the Reinvestment Period for such Net Asset Sale Proceeds has not expired.

                  "US ACQUISITION LOAN COMMITMENT" means the commitment of a Lender to make US Acquisition Loans to Company pursuant to subsection 2.1A(iv), and

"US ACQUISITION LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

                  "US ACQUISITION LOAN COMMITMENT TERMINATION DATE" means November 15, 2001.

                  "US ACQUISITION LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the termination of the US Acquisition Loan Commitments, that Lender's US Acquisition Loan Commitment and
(ii) after the termination of the US Acquisition Loan Commitments, the outstanding principal amount of the US Acquisition Loan of that Lender.

                  "US ACQUISITION LOAN MATURITY DATE" means November 30, 2006.

                  "US ACQUISITION LOANS" means the Loans made by Lenders to Company pursuant to subsection 2.1A(iv).

                  "US ACQUISITION NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(c) and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the US Acquisition Loan Commitments or US Acquisition Loans of any Lenders, in each case substantially in the form of
Exhibit VII-A annexed hereto, as they may be amended, supplemented, restated, or otherwise modified from time to time.

                  "US ACQUISITION RESERVE" means, at any time, an amount equal to the sum of the following:

                           (i) 125% of the amount of Contingent Acquisition Obligations of Company and its Subsidiaries (other than Canadian Borrower and its Subsidiaries) at such time over the amount of cash held in escrow at such time to secure payment of such obligations that Company in good faith projects will become payable at any time thereafter; provided that if Requisite Lenders or Administrative Agent disagree with such projections, then the amount in this clause (i) shall be determined by Requisite Lenders, or in the absence of such determination by Requisite Lenders, then by Administrative Agent, and provided further that the amount in this clause (i) shall not, in either case, exceed 100% of the excess of the amount of Contingent Acquisition Obligations of Company and its Subsidiaries (other than Canadian Borrower and its Subsidiaries) over the amount of cash held in escrow at such time to secure payment of such obligations, plus

                           (ii) 75% of the aggregate principal amount of all Subordinated Acquisition Indebtedness owed Company and its Subsidiaries (other than Canadian Borrower and its Subsidiaries) at such time, plus

                           (iii) 100% of the excess of the amount of all Acquisition Indebtedness owed by Company and its Subsidiaries (other than Canadian Borrower and Subsidiaries) at such time that does not constitute Subordinated Acquisition Indebtedness over the amount of cash held in escrow at such time to secure payment of such obligations.

                  "WILLIS STEIN" means Willis Stein & Partners II, L.P. and any one or more of its Affiliates.

1.2 ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT.

                  Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (i), (ii),
(iii) and (xiii) of subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with GAAP as in effect on the date of the financial statements referred to in subsection 5.3. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, and either Company or Requisite Lenders shall so request, Administrative Agent, Requisite Lenders and Company shall negotiate in good faith to amend such ratio or requirement to reflect such change in GAAP (subject to the approval of Requisite Lenders), provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and
(ii) Company shall provide to Administrative Agent and Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

1.3      OTHER DEFINITIONAL PROVISIONS AND RULES OF CONSTRUCTION.

         A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

         B. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

         C. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

SECTION 2.        AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1      COMMITMENTS; MAKING OF LOANS; NOTES.

         A. COMMITMENTS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers herein set forth, each Lender hereby severally agrees to make the Loans and/or convert the Existing Loans as described in subsections 2.1A(i), 2.1A(ii), 2.1A(iii), 2.1A(iv), 2.1A(v) and 2.1A(vi).

                  (i) Conversion of Certain Existing US Acquisition Loans into Tranche A Term Loans. Each Lender that has a Tranche A Term Loan Commitment severally agrees to convert its Pro Rata Share of Existing US Acquisition Loans in the aggregate principal amount of $25,000,000.00 into Tranche A Term Loans hereunder on the Effective Date. The amount of each Lender's Tranche A Term Loans shall not exceed its Tranche A Term Loan Commitment. The amount of each Lender's Tranche A Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche A Term Loan Commitments is $25,000,000.00. Each Lender's Tranche A Term Loan Commitment shall expire immediately and without further action on December 10, 1999 if the portion of the Existing US Acquisition Loans described above is not converted into Tranche A Term Loans on or before that date. Company may make only one conversion of Existing Loans into Tranche A Term Loans.

         Amounts converted into Tranche A Term Loans under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

                  (ii) Conversion of Certain Existing Loans into Tranche B Term Loans; Additional Tranche B Term Loans. Each Lender that has a Tranche B Term Loan Commitment severally agrees to convert its Pro Rata Share of Existing US Acquisition Loans in the aggregate principal amount of $13,047,502.49, its Pro Rata Share of Existing Term Loans in the aggregate principal amount of $7,250,000, and its Pro Rata Share of Existing Revolving Loans in the aggregate principal amount of $3,956,077.67 into Tranche B Term Loans hereunder on the Effective Date. Each Lender severally agrees to lend to Company on the Effective Date an amount that, together with the aggregate principal amount of its Existing Loans converted into Tranche B Term Loans, does not exceed its Pro Rata Share of the aggregate amount of the Tranche B Term Loan Commitments, to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Tranche B Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche B Term Loan Commitments is $26,800,000. Each Lender's Tranche B Term Loan Commitment shall expire immediately and without further action on December 10, 1999 if the portion of the Existing Loans described above are not converted into Tranche B Term Loans on or before that date. Company may make only one borrowing of Tranche B Term Loans and conversion of Existing Loans into Tranche B Term Loans. Amounts borrowed or converted into Tranche B Term Loans under this subsection 2.1A(ii) and subsequently repaid or prepaid may not be reborrowed.

                  (iii) Conversion of Existing Canadian Acquisition Loans into Canadian Term Loans. Each Lender that has a Canadian Term Loan Commitment severally agrees to convert its Existing Canadian Acquisition Loans (after giving effect to the partial prepayment thereof on the Effective Date pursuant to subsection 4.1) into Canadian Term Loans hereunder on the Effective Date. The amount of each Lender's Canadian Term Loans shall not exceed its Canadian Term Loan Commitment. The amount of each Lender's Canadian Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Canadian Term Loan Commitments is $11,200,000. Each Lender's Canadian Term Loan Commitment shall expire immediately and without further action on December 10, 1999 if the Existing Canadian Acquisition Loans above are not converted into Canadian Term Loans on or before that date. The Canadian

         Borrower may make only one conversion of Existing Canadian Acquisition Loans into Canadian Term Loans. Amounts converted into Canadian Term Loans under this subsection 2.1A(iii) and subsequently repaid or prepaid may not be reborrowed.

                  (iv) US Acquisition Loans. Each Lender that has a US Acquisition Loan Commitment severally agrees, subject to the limitations set forth below with respect to the maximum amount of US Acquisition Loans permitted to be borrowed, to lend to Company from time to time during the period from the Effective Date to but excluding the US Acquisition Loan Commitment Termination Date an aggregate amount that shall not exceed its Pro Rata Share of the aggregate amount of the US Acquisition Loan Commitments, to be used for the purposes identified in subsection 2.5C. The original amount of each Lender's US Acquisition Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the US Acquisition Loan Commitments is $41,000,000; provided that the US Acquisition Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the US Acquisition Loan Commitments pursuant to subsection 10.1B; and provided further, that the amount of the US Acquisition Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii) and may be increased pursuant to subsection 2.9. Each Lender's US Acquisition Loan Commitment shall expire on the US Acquisition Loan Commitment Termination Date. Amounts borrowed under this subsection 2.1A(iv) and subsequently repaid or prepaid may not be reborrowed.

                  Anything contained in this Agreement to the contrary notwithstanding, the US Acquisition Loans and the US Acquisition Loan Commitments shall be subject to the following limitations:

                           (a) In no event shall the sum of the aggregate
                  outstanding principal amount of US Acquisition Loans plus the aggregate outstanding principal amount of Canadian Acquisition Loans plus the US Acquisition Reserve plus the Canadian Acquisition Reserve at any time before the US Acquisition Loan Commitment Termination Date exceed the US Acquisition Loan Commitments then in effect.

                           (b) Borrowers shall not request, and Lenders shall
                  not be obligated to make, any US Acquisition Loans if either the Senior Debt

                  Leverage Ratio or the Adjusted Senior Debt Leverage Ratio, after giving effect to the making of such Loans, would exceed either 3.85 to 1.00 (if the date of such requested borrowing is on or before the six month anniversary of the Effective
                  Date) or 3.75 to 1.00 (if the date of such requested borrowing is after the six month anniversary of the Effective Date).

                           (c) Borrowers shall not request, and Lenders shall
                  not be obligated to make, any US Acquisition Loans if, after giving effect to the making of such Loans, the Total Debt Leverage Ratio would exceed 4.50 to 1.00.

                  (v) Canadian Acquisition Loans. Each Lender that has a Canadian Acquisition Loan Commitment severally agrees, subject to the limitations set forth below with respect to the maximum amount of Canadian Acquisition Loans permitted to be borrowed, to lend to the Canadian Borrower from time to time during the period from the Effective Date to but excluding the Canadian Acquisition Loan Commitment Termination Date an aggregate amount that shall not exceed its Pro Rata Share of the aggregate amount of the Canadian Acquisition Loan Commitments, to be used for the purposes identified in subsection 2.5D. The original amount of each Lender's Canadian Acquisition Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Canadian Acquisition Loan Commitments is $5,000,000; provided that the Canadian Acquisition Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Canadian Acquisition Loan Commitments pursuant to subsection 10.1B; and provided further, that the amount of the Canadian Acquisition Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Lender's Canadian Acquisition Loan Commitment shall expire on the Canadian Acquisition Loan Commitment Termination Date. Amounts borrowed under this subsection 2.1A(v) and subsequently repaid or prepaid may not be reborrowed.

                  Anything contained in this Agreement to the contrary notwithstanding, the Canadian Acquisition Loans and the Canadian Acquisition Loan Commitments shall be subject to the following limitations:

                           (a) In no event shall the sum of the aggregate
                  outstanding principal amount of US Acquisition Loans plus the aggregate outstanding principal amount of Canadian Acquisition Loans plus the US Acquisition Reserve plus the Canadian Acquisition Reserve at any time before the Canadian Acquisition Loan Commitment Termination Date exceed the US Acquisition Loan Commitments then in effect.

                           (b) In no event shall the sum of the aggregate
                  outstanding principal amount of Canadian Acquisition Loans plus the Canadian Acquisition Reserve at any time before the Canadian Acquisition Loan Commitment Termination Date exceed the Canadian Acquisition Loan Commitments then in effect.

                           (c) Borrowers shall not request, and Lenders shall
                  not be obligated to make, any Canadian Acquisition Loans if either the Senior Debt Leverage Ratio or the Adjusted Senior Debt Leverage Ratio, after giving effect to the making of such Loans, would exceed either 3.85 to 1.00 (if the date of such requested borrowing is on or before the six month anniversary of the Effective Date) or 3.75 to 1.00 (if the date of such requested borrowing is after the six month anniversary of the Effective Date).

                           (d) Borrowers shall not request, and Lenders shall
                  not be obligated to make, any Canadian Acquisition Loans if, after giving effect to the making of such Loans, the Total Debt Leverage Ratio would exceed 4.50 to 1.00.

                  (vi) Revolving Loans. Each Revolving Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5E. The original amount of each Revolving Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate original amount of the Revolving Loan Commitments is $20,000,000; provided that the Revolving Loan Commitments of Revolving Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; and provided, further that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Revolving Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date; provided that each Revolving Lender's Revolving Loan Commitment shall expire immediately and without further action on December 10, 1999 if the Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(vi) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

                  Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the following limitations:

                           (a) In no event shall the Total Utilization of
                  Revolving Loan Commitments at any time exceed the lesser of
                  (1) the Revolving Loan Commitments then in effect and (2) the Borrowing Base at such time.

                           (b) Borrowers shall not request, and Lenders shall
                  not be obligated to make, any Revolving Loans if, after giving effect to the making of such Loans, the Senior Debt Leverage Ratio would exceed the maximum permitted by subsection 7.6C, the Adjusted Senior Debt Leverage Ratio would exceed the maximum permitted by subsection 7.6D, or the Total Debt Leverage Ratio would exceed the maximum permitted by subsection 7.6E.

         B. BORROWING MECHANICS. Tranche A Term Loans, Tranche B Term Loans and Canadian Term Loans shall be made as or converted into Base Rate Loans on the Effective Date in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. US Acquisition Loans and Canadian Acquisition Loans made on any Funding Date shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount or, if less, the remaining amount available to be borrowed thereunder. Revolving Loans made on any Funding Date (other than Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it) shall be in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount.

                  Whenever a Borrower desires that Lenders make Acquisition Loans or Revolving Loans, it shall deliver to Administrative Agent a Notice of Borrowing no later than 10:00 A.M. (New York City time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate
Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan), which Notice of Borrowing shall be executed by Company, in the case of Loans to Company, or by Company and the Canadian Borrower, in the case of Loans to Canadian Borrower.

                  The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount and type of Loans requested, (iii) in the case of Loans made on the Effective Date, that such Loans shall be Base Rate Loans, (iv) in the case of Revolving Loans and Acquisition Loans not made on the Effective Date, whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (v) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor. Term Loans, Acquisition Loans and Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, the applicable Borrower may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable Funding Date. Any such telephonic notice of a proposed borrowing by the Canadian Borrower must be made together with a telephonic notice by Company to Administrative Agent confirming such request.

                  Neither Administrative Agent nor any Lender shall incur any liability to any Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of a Borrower or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company or Canadian Borrower shall have effected Loans hereunder.

                  Any Borrower that has issued a Notice of Borrowing shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which such Borrower is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by such Borrower of the proceeds of any Loans shall constitute a re-certification by such Borrower, as of the applicable Funding Date, as to the matters to which such Borrower is required to certify in the applicable Notice of Borrowing.

                  Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and the applicable Borrower shall be bound to make a borrowing in accordance therewith.

         C. DISBURSEMENT OF FUNDS. All Term Loans, Acquisition Loans and Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent not later than 12:00 Noon (New York City time) on the applicable Funding Date, in same day funds in Dollars, at the Funding and Payment Office. Except as provided in subsection 3.3B with respect to Revolving Loans used reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Effective Date) and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to the applicable Borrower on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account of the applicable Borrower at the Funding and Payment Office.

                  Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to the applicable Borrower a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative

Agent for the correction of errors among banks plus any applicable fees charged by Administrative Agent. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify the applicable Borrower and such Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrowers may have against any Lender as a result of any default by such Lender hereunder.

         D.       THE REGISTER.

                  (i) Administrative Agent shall maintain, at its address referred to in subsection 10.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "Register"). The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (ii) Administrative Agent shall record in the Register the US Acquisition Loan Commitment, the Canadian Acquisition Loan Commitment, and the Revolving Loan Commitment and the Tranche A Term Loans, Tranche B Term Loans, Canadian Term Loan, US Acquisition Loans, Canadian Acquisition Loans, and Revolving Loans from time to time of each Lender, and each repayment or prepayment in respect of the principal amount of the Tranche A Term Loans, Tranche B Term Loans, Canadian Term Loans, US Acquisition Loans, Canadian Acquisition Loans, or Revolving Loans of each Lender. Any such recordation shall be conclusive and binding the Borrowers and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or any Borrower's Obligations in respect of any applicable Loans.

                  (iii) Each Lender shall record on its internal records (including, without limitation, the Notes held by such Lender) the amount of the Tranche A Term Loan, Tranche B Term Loan, Canadian Term Loan, each US Acquisition Loan, each Canadian Acquisition Loans, and each Revolving Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on the Borrowers, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or any Borrower's Obligations in respect of any applicable Loans; and provided, further that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern absent manifest error.

                  (iv) Borrowers, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

                  (v) Each Borrower each hereby designates the financial institution acting as Administrative Agent to serve as its agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and each Borrower each hereby agrees that, to the extent such institution serves in such capacity, such institution and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 10.3.

         E.       NOTES.

                  (i) Company shall execute and deliver on the Effective Date to each Lender (or to Administrative Agent for that Lender) (a) a Tranche A Term Note substantially in the form of Exhibit IV-A annexed hereto to evidence that Lender's Tranche A Term Loan, in the principal amount of that Lender's Tranche A Term Loan and with other appropriate insertions, (b) a Tranche B Term Note substantially in the form of
         Exhibit IV-B annexed hereto to evidence that Lender's Tranche B Term Loan, in the principal amount of that Lender's Tranche B Term Loan and with other appropriate insertions, (c) a US Acquisition Loan Note substantially in the form of Exhibit VII-A annexed hereto to evidence that Lender's US Acquisition Loans, in the principal amount of that Lender's US

         Acquisition Loan Commitment and with other appropriate insertions and
         (d) a Revolving Note substantially in the form of Exhibit VI annexed hereto to evidence that Lender's Revolving Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions.

                  (ii) The Canadian Borrower shall execute and deliver on the Effective Date to each Lender (or to Administrative Agent for that Lender) (a) a Canadian Term Note substantially in the form of Exhibit V annexed hereto to evidence that Lender's Canadian Term Loan, in the principal amount of that Lender's Canadian Term Loan and with other appropriate insertions, and (b) a Canadian Acquisition Note substantially in the form of Exhibit VII-B annexed hereto to evidence that Lender's Canadian Acquisition Loans, in the principal amount of that Lender's Canadian Acquisition Loan Commitment and with other appropriate insertions.

         F. SOLIDARY INTERESTS/CIVIL CODE OF QUEBEC. Each Borrower confirms and agrees that subject to subsection 9.7, the rights of Administrative Agent and each Lender, are solidary and as regards the Obligations and the Guarantied Obligations (as defined in each Guaranty) owing from time to time to each Lender, each of Administrative Agent and such Lender is entitled, when permitted pursuant to Section 8, to: (i) demand repayment of the amounts of all Loans outstanding from time to time in respect of such Obligations and Guarantied Obligations; (ii) exact the whole performance of such Obligations and Guarantied Obligations from the applicable Borrowers and Guarantors; (iii) benefit from the Collateral Documents and the Collateral in respect of such Obligations and Guarantied Obligations; (iv) give a full acquittance of such Obligations and Guarantied Obligations; and (v) exercise all rights and recourses under the Loan Documents with respect to those Obligations and Guarantied Obligations. The Obligations of the Canadian Borrower or Company, as the case may be, with respect to any Canadian Acquisition Loans, Canadian Term Loans, Tranche A Term Loans, Tranche B Term Loans, US Acquisition Loans, or Revolving Loans, as the case may be, arising from any advance of any Loans, or arising under any Letter of Credit, will form part of the Obligations and Guarantied Obligations, will be secured by the Collateral Documents and the Collateral and Administrative Agent and each Lender will have a solidary interest therein.

2.2      INTEREST ON THE LOANS.

         A.       RATE OF INTEREST.

                  Subject to the provisions of subsections 2.6 and 2.7, each Loan shall bear interest on the unpaid principal amount thereof from the Effective Date through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate. The applicable basis for determining the rate of interest with respect to any Loan shall be selected by the applicable Borrower initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Loan may be changed from time to time by the applicable Borrower pursuant to subsection 2.2D. If on any day a Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

                  (i) Subject to the provisions of subsections 2.2E and 2.7, the Tranche A Term Loans and the Revolving Loans shall bear interest through maturity as follows:

                           (a) if a Base Rate Loan, then at the sum of the Base
                  Rate plus 2.25% per annum; or

                           (b) if a Eurodollar Rate Loan, then at the sum of the
                  Adjusted Eurodollar Rate plus 3.50% per annum.

                  (ii) Subject to the provisions of subsections 2.2E and 2.7, the Tranche B Term Loans, the Canadian Term Loans, and the Acquisition Loans shall bear interest through maturity as follows:

                           (a) if a Base Rate Loan, then at the sum of the Base
                  Rate plus 2.75% per annum; or

                           (b) if a Eurodollar Rate Loan, then at the sum of the
                  Adjusted Eurodollar Rate plus 4.00% per annum.

         B. INTEREST PERIODS. In connection with each Eurodollar Rate Loan, the applicable Borrower may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "INTEREST

PERIOD") to be applicable to such Loan, which Interest Period shall be, at the applicable Borrower's option, either a one, two, three or six month period; provided that:

                  (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/ Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

                  (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                  (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (vi of this subsection 2.2B, end on the last Business Day of a calendar month;

                  (v) no Interest Period with respect to any portion of the Tranche A Term Loans shall extend beyond the scheduled maturity date of the Tranche A Term Loans, no Interest Period with respect to any portion of the Tranche B Term Loans shall extend beyond the scheduled maturity date of the Tranche B Term Loans, no Interest Period with respect to any portion of the Canadian Term Loans shall extend beyond the scheduled maturity date of the Canadian Term Loans, no Interest Period with respect to any portion of the US Acquisition Loans shall extend beyond the scheduled maturity date of the US Acquisition Loans, no Interest Period with respect to any portion of the Canadian Acquisition Loans shall extend beyond the scheduled maturity date of the Canadian Acquisition Loans, and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

                  (vi) no Interest Period with respect to any portion of the Tranche A Term Loans, Tranche B Term Loans, Canadian Term Loans, US Acquisition Loans or Canadian Acquisition Loans shall extend beyond a date on which the applicable Borrower is required to make a scheduled payment of principal of such Type of Loans, unless the sum of (a) the aggregate principal amount of such Type of Loans that are Base Rate Loans plus (b) the aggregate principal amount of such Type of Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on such Type of Loans on such date;

                  (vii) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the date on which a permanent reduction of the Revolving Loan Commitments is scheduled to occur unless the sum of (a) the aggregate principal amount of Revolving Loans that are Base Rate Loans plus (b) the aggregate principal amount of Revolving Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date plus (c) the excess of the Revolving Loan Commitments then in effect over the aggregate principal amount of Revolving Loans then outstanding equals or exceeds the permanent reduction of the Revolving Loan Commitments that is scheduled to occur on such date;

                  (viii) there shall be no more than nine Interest Periods outstanding at any time; and

                  (ix) in the event the applicable Borrower fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, such Borrower shall be deemed to have selected an Interest Period of one month.

         C. INTEREST PAYMENTS. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); provided that in the event any Revolving Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Revolving Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity).

         D. CONVERSION OR CONTINUATION. Subject to the provisions of subsection 2.6, the applicable Borrower shall have the option (i) to convert at any time all or any part of its outstanding Term Loans or Acquisition Loans equal to $1,000,000 and integral multiples of $100,000 in excess of that amount and outstanding Revolving Loans equal to $100,000 and integral multiples of $100,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $1,000,000 and integral multiples of $100,000 in excess of that amount (in the case of Term Loans and Acquisition Loans) or equal to $100,000 and integral multiples of $100,000 in excess of that amount (in the case of Revolving Loans) as a Eurodollar Rate Loan; provided, however, that a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.

                  The applicable Borrower shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 10:00 A.M. (New York City time) at least three Business Days in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan).

                  A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and type of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, a Borrower may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date. Upon receipt of written or telephonic notice of any proposed conversion/continuation under this subsection 2.2D, Administrative Agent shall promptly transmit such notice by telefacsimile or telephone to each Lender.

                  Neither Administrative Agent nor any Lender shall incur any liability to the Borrowers in acting upon any telephonic notice referred to above that Administrative

Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of any Borrower or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice the Borrowers shall have effected a conversion or continuation, as the case may be, hereunder.

                  Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and the applicable Borrower shall be bound to effect a conversion or continuation in accordance therewith.

         E. DEFAULT RATE. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due, and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable Insolvency Laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender. The maximum rate of interest, including default interest, charged hereunder shall not exceed the highest rate permitted by law.

         F. COMPUTATION OF INTEREST. Interest on the Loans shall be computed (i) in the case of Base Rate Loans, on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an

Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

         G. CANADIAN INTEREST PROVISIONS. For purposes of the Interest Act (Canada) and disclosure thereunder, whenever interest to be paid under this Agreement or any other Loan Document is to be calculated on the basis of a year of 360 days, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained divided by 360.

2.3      FEES.

         A.       COMMITMENT FEES.

                  (i) Company agrees to pay to Administrative Agent, for distribution to each Revolving Lender in proportion to that Revolving Lender's Pro Rata Share, commitment fees for the period from and including the Effective Date to and excluding the Revolving Loan Commitment Termination Date equal to the average of the daily excess of the Revolving Loan Commitments over the sum of (i) the aggregate principal amount of outstanding Revolving Loans plus (ii) the Letter of Credit Usage multiplied by 1/2 of 1% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Effective Date, and on the Revolving Loan Commitment Termination Date.

                  (ii) Company agrees to pay to Administrative Agent, for distribution to each Lender having US Acquisition Loan Exposure in proportion to that Lender's Pro Rata Share, commitment fees for the period from and including the Effective Date to and excluding the US Acquisition Loan Commitment Termination Date equal to the average of the daily excess of the US Acquisition Loan Commitments over the aggregate principal amount of outstanding US Acquisition Loans and

         Canadian Acquisition Loans multiplied by either 3/4 of 1% per annum for each day on which the aggregate amount of outstanding Acquisition Loans is equal to or less than 50% of the aggregate amount of the US Acquisition Loan Commitments at such time or 1/2 of 1% per annum at all other times, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Effective Date, and on the US Acquisition Loan Commitment Termination Date.

         B. OTHER FEES. Company and the Canadian Borrower each agree to pay to Administrative Agent such other fees in the amounts and at the times separately agreed upon in writing among Company, the Canadian Borrower and Administrative Agent, and all fees set forth in that certain letter agreement dated October 29, 1999, among Company and Administrative Agent (the "FEE LETTER"), and all fees set forth in that certain letter agreement dated November 30, 1999, between Company and Administrative Agent.

2.4 REPAYMENTS, PREPAYMENTS AND REDUCTIONS IN ACQUISITION COMMITMENTS AND REVOLVING LOAN COMMITMENTS; GENERAL PROVISIONS REGARDING PAYMENTS; APPLICATION OF PROCEEDS OF COLLATERAL AND PAYMENTS UNDER GUARANTIES.

         A.       SCHEDULED PAYMENTS OF TERM LOANS AND ACQUISITION LOANS.

                  (i) Scheduled Payments of Tranche A Term Loans. Company shall make principal payments on the Tranche A Term Loans in installments on the dates and in the amounts set forth below:

                  Date                                                Scheduled Repayment
                  ----                                              of Tranche A Term Loans
                                                                    -----------------------
                  February 29, 2000                                        $750,000
                  May 31, 2000                                             $750,000
                  August 31, 2000                                          $750,000
                  November 30, 2000                                        $750,000

                  February 28, 2001                                       $1,000,000
                  May 31, 2001                                            $1,000,000
                  August 31, 2001                                         $1,000,000
                  November 30, 2001                                       $1,000,000

                  February 28, 2002                                       $1,250,000
                  May 31, 2002                                            $1,250,000
                  August 31, 2002                                         $1,250,000
                  November 30, 2002                                       $1,250,000

                  February 28, 2003                                       $1,500,000
                  May 31, 2003                                            $1,500,000
                  August 31, 2003                                         $1,500,000
                  November 30, 2003                                       $1,500,000

                  February 29, 2004                                       $1,750,000
                  May 31, 2004                                            $1,750,000
                  August 31, 2004                                         $1,750,000
                  November 30, 2004                                       $1,750,000

         ; provided that the scheduled installments of principal of the Tranche A Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche A Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche A Term Loans and all other amounts owed hereunder with respect to the Tranche A Term Loans shall be paid in full no later than the Tranche A Loan Maturity Date and the final installment payable by Company in respect of the Tranche A Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche A Term Loans.

                  (ii) Scheduled Payments of Tranche B Term Loans. Company shall make principal payments on the Tranche B Term Loans in installments on the dates and in the amounts set forth below:

                  Date                                                Scheduled Repayment
                  ----                                              of Tranche B Term Loans
                                                                    -----------------------
                  February 29, 2000                                         $67,000
                  May 31, 2000                                              $67,000
                  August 31, 2000                                           $67,000
                  November 30, 2000                                         $67,000

                  February 28, 2001                                         $67,000
                  May 31, 2001                                              $67,000
                  August 31, 2001                                           $67,000
                  November 30, 2001                                         $67,000

                  February 28, 2002                                         $67,000
                  May 31, 2002                                              $67,000
                  August 31, 2002                                           $67,000
                  November 30, 2002                                         $67,000

                  February 28, 2003                                         $67,000
                  May 31, 2003                                              $67,000
                  August 31, 2003                                           $67,000
                  November 30, 2003                                         $67,000

                  February 29, 2004                                         $67,000
                  May 31, 2004                                              $67,000
                  August 31, 2004                                           $67,000
                  November 30, 2004                                         $67,000

                  February 28, 2005                                       $3,182,500
                  May 31, 2005                                            $3,182,500
                  August 31, 2005                                         $3,182,500

                  Date                                                Scheduled Repayment
                  ----                                              of Tranche B Term Loans
                                                                    -----------------------
                  November 30, 2005                                       $3,182,500

                  February 28, 2006                                       $3,182,500
                  May 31, 2006                                            $3,182,500
                  August 31, 2006                                         $3,182,500
                  November 30, 2006                                       $3,182,500

         ; provided that the scheduled installments of principal of the Tranche B Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche B Term Loans and all other amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than the Tranche B Loan Maturity Date and the final installment payable by Company in respect of the Tranche B Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche B Term Loans.

                  (iii) Scheduled Payments of Canadian Term Loans. The Canadian Borrower shall make principal payments on the Canadian Term Loans in installments on the dates and in the amounts set forth below:

                  Date                                                             Scheduled Repayment
                  ----                                                           of Canadian Term Loans
                                                                                 ----------------------
                  February 29, 2000                                                     $140,000
                  May 31, 2000                                                          $140,000
                  August 31, 2000                                                       $140,000
                  November 30, 2000                                                     $140,000

                  February 28, 2001                                                     $140,000
                  May 31, 2001                                                          $140,000
                  August 31, 2001                                                       $140,000
                  November 30, 2001                                                     $140,000

                  Date                                                             Scheduled Repayment
                  ----                                                           of Canadian Term Loans
                                                                                 ----------------------
                  February 28, 2002                                                     $140,000
                  May 31, 2002                                                          $140,000
                  August 31, 2002                                                       $140,000
                  November 30, 2002                                                     $140,000

                  February 28, 2003                                                     $140,000
                  May 31, 2003                                                          $140,000
                  August 31, 2003                                                       $140,000
                  November 30, 2003                                                     $140,000

                  February 29, 2004                                                     $140,000
                  May 31, 2004                                                          $140,000
                  August 31, 2004                                                       $140,000
                  November 30, 2004                                                     $140,000
                  December 15, 2004                                                    $8,400,000

         ; provided that the scheduled installments of principal of the Canadian Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Canadian Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Canadian Term Loans and all other amounts owed hereunder with respect to the Canadian Term Loans shall be paid in full no later than the Canadian Term Loan Maturity Date and the final installment payable by the Canadian Borrower in respect of the Canadian Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Canadian Borrower under this Agreement with respect to the Canadian Term Loans.

                  (iv) Scheduled Payments of US Acquisition Loans. Company shall make principal payments on the US Acquisition Loans in installments on the dates set forth below. The aggregate amount of the scheduled installment of principal on the US Acquisition Loans due on each such date shall be an amount equal to the aggregate principal amount of US Acquisition Loans outstanding on the US Acquisition Loan Commitment Termination Date multiplied by the percentage set forth below opposite such date:

                        Date                                           Scheduled Repayment
                        ----                                         of US Acquisition Loans
                                                                     -----------------------
                        February 28, 2002                                       2.50%
                        May 31, 2002                                            2.50%
                        August 31, 2002                                         2.50%
                        November 30, 2002                                       2.50%

                        February 28, 2003                                       3.75%
                        May 31, 2003                                            3.75%
                        August 31, 2003                                         3.75%
                        November 30, 2003                                       3.75%

                        February 29, 2004                                       5.00%
                        May 31, 2004                                            5.00%
                        August 31, 2004                                         5.00%
                        November 30, 2004                                       5.00%

                        February 28, 2005                                       6.25%
                        May 31, 2005                                            6.25%
                        August 31, 2005                                         6.25%
                        November 30, 2005                                       6.25%

                        February 28, 2006                                       7.50%
                        May 31, 2006                                            7.50%
                        August 31, 2006                                         7.50%
                        November 30, 2006                                       7.50%

         ; provided that the scheduled installments of principal of the US Acquisition Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the US Acquisition Loans in accordance with subsection 2.4B(iv); and provided, further that the US Acquisition Loans and all other amounts owed hereunder with respect to the US Acquisition Loans shall be paid in full no later than the US Acquisition Loan Maturity Date, and the final installment payable by Company in respect of the US Acquisition Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the US Acquisition Loans.

                  (v) Scheduled Payments of Canadian Acquisition Loans. The Canadian Borrower shall make principal payments on the Canadian Acquisition Loans in installments on the dates set forth below. The aggregate amount of the scheduled installment of principal on the Canadian Acquisition Loans due on each such date shall be an amount equal to the aggregate principal amount of Canadian Acquisition Loans outstanding on the Canadian Acquisition Loan Commitment Termination Date multiplied by the percentage set forth below opposite such date:


                        Date                                           Scheduled Repayment
                        ----                                      of Canadian Acquisition Loans
                                                                  -----------------------------
                        February 28, 2002                                       1.25%
                        May 31, 2002                                            1.25%
                        August 31, 2002                                         1.25%
                        November 30, 2002                                       1.25%

                        February 28, 2003                                       1.25%
                        May 31, 2003                                            1.25%
                        August 31, 2003                                         1.25%
                        November 30, 2003                                       1.25%

                        February 29, 2004                                       1.25%
                        May 31, 2004                                            1.25%
                        August 31, 2004                                         1.25%
                        November 30, 2004                                       1.25%

                        February 28, 2005                                       1.25%
                        May 31, 2005                                            1.25%
                        August 31, 2005                                         1.25%
                        November 30, 2005                                       1.25%

                        February 28, 2006                                       1.25%
                        May 31, 2006                                            1.25%
                        August 31, 2006                                         1.25%
                        November 30, 2006                                      76.25%

         ; provided that the scheduled installments of principal of the Canadian Acquisition Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Canadian Acquisition Loans in accordance with subsection 2.4B(iv); and provided, further that the Canadian Acquisition Loans and all other amounts owed hereunder with respect to the Canadian Acquisition Loans shall be paid in full no later than the Canadian Acquisition Loan Maturity Date, and the final installment payable by the Canadian Borrower in respect of the Canadian Acquisition Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Canadian Borrower under this Agreement with respect to the Canadian Acquisition Loans.

         B. PREPAYMENTS AND REDUCTIONS IN ACQUISITION LOAN COMMITMENTS AND REVOLVING LOAN COMMITMENTS.

                  (i) Voluntary Prepayments. The applicable Borrower may, upon not less than one Business Day's prior written or telephonic notice, in the case of Base Rate Loans, and three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case given to Administrative Agent by 12:00 Noon (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any Loans on any Business Day in whole or in part in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv).

                  (ii) Voluntary Reductions of Acquisition Loan Commitments and Revolving Loan Commitments. The applicable Borrower may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to

         Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction and/or the US Acquisition Loan Commitments in an amount up to the amount by which the US Acquisition Loan Commitments exceed the sum of the aggregate outstanding principal amount of US Acquisition Loans plus the aggregate outstanding principal amount of Canadian Acquisition Loans plus the US Acquisition Reserve plus the Canadian Acquisition Reserve at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan Commitments or US Acquisition Loan Commitments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount; and provided further that the US Acquisition Loan Commitments may not be reduced below the amount of the Canadian Acquisition Loan Commitments. The applicable Borrower's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments and/or US Acquisition Loan Commitments shall be effective on the date specified in such Borrower's notice and shall reduce the Revolving Loan Commitment or the US Acquisition Loan Commitment, as the case may be, of each Revolving Lender or each Lender having US Acquisition Loan Exposure, respectively, proportionately to its Pro Rata Share of such Commitment.

                  (iii) Mandatory Prepayments; Mandatory Reductions of Commitments; Mandatory Collateralization of Loans. The Loans shall be prepaid and/or the Commitments shall be permanently reduced and/or the Loans shall be collateralized in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as set forth below or as more specifically provided in subsection 2.4B(iv):

                           (a) Prepayments and Reductions From Net Asset Sale
                  Proceeds. No later than the first Business Day following each date that the amount of all Unapplied Net Asset Sales Proceeds (excluding Net Asset Sale Proceeds resulting from sale and lease-back transactions described in subsection 7.10A if the lease entered into in connection therewith is a

                  Capital Lease) exceeds $50,000, Company shall prepay the Loans and/or the Commitments shall be permanently reduced and/or the Canadian Borrower shall collateralize the Loans in an aggregate amount equal to the amount of such Unapplied Net Asset Sale Proceeds.

                           (b) Prepayments and Reductions from Net Insurance/
                  Condemnation Proceeds. No later than the first Business Day following the date of receipt by Administrative Agent or by Company or any of its Subsidiaries of any Net Insurance/ Condemnation Proceeds that are required to be applied to prepay the Loans and/or reduce the Commitments and/or collateralize the Loans pursuant to the provisions of subsection 6.4C, Company shall prepay the Loans and/or the Commitments shall be permanently reduced and/or the Canadian Borrower shall collateralize the Loans in an aggregate amount equal to the amount of such Net Insurance/Condemnation Proceeds.

                           (c) Prepayments and Reductions from Purchase Price
                  Adjustments. No later than the first Business Day following the date of receipt by Holdings or any of its Subsidiaries of any funds representing reductions to the purchase price paid by Company or any of its Subsidiaries under any Acquisition Agreement, or the receipt of funds from any escrow account established pursuant to any Acquisition Agreement, Company shall prepay the Loans and/or the Commitments shall be permanently reduced and/or the Canadian Borrower shall collateralize the Loans in an aggregate amount equal to the amount of such funds.

                           (d) Prepayments and Reductions Due to Issuance of
                  Debt or Equity Securities. On the date of receipt by Holdings or any of its Subsidiaries of any Net Securities Proceeds, Company shall prepay the Loans and/or the Commitments shall be permanently reduced and/or the Canadian Borrower shall collateralize the Loans in an aggregate amount equal to the amount of such Net Securities Proceeds.

                           (e) Prepayments and Reductions from Consolidated
                  Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with the Fiscal Year ending December 31, 1999), Company shall, no later than 90 days after the end of such Fiscal Year, prepay the Loans and/or the Commitments shall be permanently reduced and/or the Canadian Borrower shall collateralize the Loans in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow.

                           (f) Prepayments Due to Reductions or Restrictions of
                  Revolving Loan Commitments. Company shall from time to time prepay the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the lesser of (x) the Revolving Loan Commitments then in effect and (y) the Borrowing Base at such time.

                           (g) Calculations of Net Proceeds Amounts; Additional
                  Prepayments and Reductions Based on Subsequent Calculations. Concurrently with any prepayment of the Loans and/or reduction of the Commitments and/or collateralization of the Loans pursuant to subsections 2.4B(iii)(a)-(e), Company shall deliver to Administrative Agent an Officers' Certificate demonstrating the calculation of the amount (the "NET PROCEEDS AMOUNT") of the applicable Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds, or the purchase price adjustments, or Net Securities Proceeds, or the applicable Consolidated Excess Cash Flow, as the case may be, that gave rise to such prepayment and/or reduction and/or collateralization. In the event that Company shall subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officers' Certificate, Company shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Commitments shall be permanently reduced and/or the Canadian Borrower shall collateralize the Loans) in an amount equal to the amount of such excess, and Company shall concurrently therewith deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess.

                  (iv) Application of Prepayments and Unscheduled Reductions of Commitments.

                           (a) Application of Voluntary Prepayments by Type of
                  Loans and Order of Maturity. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied as specified by the applicable Borrower in the applicable notice of prepayment; provided that if Company fails to specify the Loans to which any such prepayment made by it shall be applied, such prepayment shall be applied first to repay outstanding Revolving Loans to the full extent thereof, second to repay outstanding Tranche A Term Loans to the full extent thereof, third to repay outstanding Tranche B Term Loans to the full extent thereof, and fourth to repay outstanding US Acquisition Loans to the full extent thereof, and if the Canadian Borrower fails to specify the Loans to which any such prepayment made by it shall be applied, such prepayment shall be applied first to repay outstanding Canadian Term Loans to the full extent thereof, and second to repay outstanding Canadian Acquisition Loans to the full extent thereof. Any voluntary prepayments of the Tranche A Term Loans, Tranche B Term Loans, Canadian Term Loans, US Acquisition Loans or Canadian Acquisition Loans pursuant to subsection 2.4B(i) shall reduce the scheduled installments of principal of such Type of Loans set forth in subsections 2.4A(i), 2.4A(ii), 2.4A(iii), 2.4A(iv) or 2.4A(v),
                  respectively, in inverse order of maturity.

                           (b) Application of Mandatory Prepayments and
                  Collateralization by Type of Loans. Any amount (the "APPLIED AMOUNT") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Commitments and/or collateralization of the Loans pursuant to subsections 2.4B(iii)(a)-(e) at any time on or before the US Acquisition Loan Commitment Termination Date shall be applied first to prepay the Tranche A Term Loans and the Tranche B Term Loans to the full extent thereof, pro rata in proportion to the principal amount thereof outstanding at the time of such prepayment, second, to prepay the US Acquisition Loan to the full extent thereof and to permanently reduce the US Acquisition Loan Commitments by the amount of such prepayment, third, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the US Acquisition Loan Commitments to the full extent thereof, fourth, to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, fifth, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof, and sixth, to provide collateral for the Obligations by depositing additional amounts into the Investment Account as provided in subsection 2.4B(iv)(e). Any Applied Amount required to be applied as a mandatory prepayment of the Loans and/or a

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
                  reduction of the Commitments and/or the collateralization of the Loans pursuant to subsections 2.4B(iii)(a)-(e) at any time after the US Acquisition Loan Commitment Termination Date shall be applied first to prepay the Tranche A Term Loans, Tranche B Term Loans and US Acquisition Loans to the full extent thereof, pro rata in proportion to the principal amount thereof outstanding at the time of such prepayment, second, to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, third, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof, and fourth, to provide collateral for the Obligations by depositing additional amounts into the Investment Account as provided in subsection 2.4B(iv)(e).

                           (c) Application of Mandatory Prepayments of Term
                  Loans and Acquisition Loans to the Scheduled Installments of Principal Thereof.

                                    (1) [intentionally omitted]

                                    (2) Any mandatory prepayments applied to the
                           Tranche A Term Loans, Tranche B Term Loans, or the US Acquisition Loans pursuant to subsection 2.4B(iii) shall be applied to reduce the scheduled installments of principal of the Tranche A Term Loans, Tranche B Term Loans, or the US Acquisition Loans, as the case may be, set forth in subsection 2.4A(i), 2.4A(ii), or 2.4A(iv) respectively, in inverse order of maturity.

                           (d) Application of Prepayments to Base Rate Loans and
                  Eurodollar Rate Loans. Considering Tranche A Term Loans, Tranche B Term Loans, US Acquisition Loans, Canadian Acquisition Loans, Canadian Term Loans and Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by the applicable Borrower pursuant to subsection 2.6D.

                           (e) Collateralization of the Obligations. With
                  respect to the Investment Account referred to in subsection 2.4B(iv)(b) above, at least

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
                  five Business Days prior to the date upon which the Canadian Borrower is required to deposit any funds into the Investment Account, the Canadian Borrower shall be required to open and maintain with a financial institution satisfactory to Administrative Agent (subject to clause (i) below) an investment account (the "INVESTMENT ACCOUNT"). Pursuant to subsection 2.4B(iv)(b), the Canadian Borrower will be required, from time to time, to deposit in such Investment Account Applied Amounts that may not, at the applicable time of reference, be applied to repayment of the Loans or reductions in the Commitments. The Investment Account shall be pledged to Administrative Agent, for the benefit of Lenders, as Collateral for the Obligations and Administrative Agent and Lenders shall at all times have a perfected, First Priority Lien in the Investment Account (including, without limitation the Cash, cash equivalents or other securities which are maintained therein). The Canadian Borrower shall, and shall require the financial institution at which the Investment Account is maintained to, enter into such documents and instruments which are necessary in order to assure Administrative Agent and Lenders such perfected First Priority Lien in the Investment Account. It is understood and agreed that (i) the Investment Account shall be held by a financial institution that is not related or otherwise affiliated and is considered to deal at arms-length with Administrative Agent and Lenders for purposes of the Income Tax Act of Canada, (ii) so long as no Event of Default has occurred and is continuing, the Canadian Borrower may, or may direct the financial institution at which such account is maintained, to make Qualified Investments with the cash or securities in the Investment Account, (iii) the Investment Account shall be in the name of the Canadian Borrower and shall be maintained by the Canadian Borrower, and all earnings in respect of the Qualified Investments maintained in the Investment Account shall be for the account of the Canadian Borrower, and (iv) so long as no Event of Default has occurred and is continuing, the Canadian Borrower may withdraw earnings in respect of the Investment Account from such Investment Account. Upon payment in full of the Loans and termination of the Canadian Acquisition Loan Commitments, the Investment Account will no longer be required to be maintained by the Canadian Borrower and pledged to Administrative Agent as Collateral. Upon the earlier of (x) the date that is five years and one day after the date on which the last Canadian Acquisition Loans and Canadian Term Loans were made and (y) the date the maturity of the Canadian Acquisition

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
                  Loans and Canadian Term Loans is accelerated pursuant to
                  Section 8, all Collateral held in the Investment Account may be applied by the Administrative Agent in accordance with subsection 2.4D(i). Any such repayments of Canadian Acquisition Loans or Canadian Term Loans shall be applied to reduce the scheduled installments thereof set forth in subsections 2.4A(iii) or 2.4A(v), respectively, in inverse order of maturity.

         C.       GENERAL PROVISIONS REGARDING PAYMENTS.

                  (i) Manner and Time of Payment. All payments by Borrowers of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (New York City time) on the date due at the Funding and Payment Office for the account of the Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by the applicable Borrower on the next succeeding Business Day. Each Borrower hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

                  (ii) Application of Payments to Principal and Interest. Except as provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

                  (iii) Apportionment of Payments. Aggregate principal and interest payments in respect of Term Loans, Acquisition Loans and Revolving Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected

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
         Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

                  (iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

                  (v) Notation of Payment. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of the applicable Borrower hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

                  (vi) Currency of payments. All amounts payable under this Agreement shall be paid in Dollars.

         D.       APPLICATION OF PROCEEDS OF COLLATERAL AND PAYMENTS UNDER
GUARANTIES.

                  (i) Application of Proceeds of Collateral. Except as provided in subsection 2.4B(iii)(a) with respect to prepayments from Net Asset Sale Proceeds, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document shall be held by Administrative Agent as Collateral for and, promptly after any Secured Obligations (as defined in such Collateral Document) become due and payable or, in the case of contingent reimbursement obligations in respect of Letters of Credit, draws under such Letters of Credit have been honored, applied by Administrative Agent against, the applicable Secured Obligations (as defined in such Collateral Document) in the following order of priority:

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
                           (a) To the payment of all costs and expenses of such
                  sale, collection or other realization, including reasonable compensation to Administrative Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, and all amounts for which Administrative Agent is entitled to indemnification under such Collateral Document and all advances made by Administrative Agent thereunder for the account of the applicable Loan Party, and to the payment of all costs and expenses paid or incurred by Administrative Agent in connection with the exercise of any right or remedy under such Collateral Document, all in accordance with the terms of this Agreement and such Collateral Document;

                           (b) thereafter, to the extent of any excess such
                  proceeds, to the payment of all other such Secured Obligations for the ratable benefit of the holders thereof; and

                           (c) thereafter, to the extent of any excess such
                  proceeds, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  (ii) Application of Payments Under Guaranties. All payments received by Administrative Agent under any Guaranty shall be applied promptly from time to time by Administrative Agent in the following order of priority:

                           (a) To the payment of the costs and expenses of any
                  collection or other realization under such Guaranty, including reasonable compensation to Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, all in accordance with the terms of this Agreement and such Guaranty;

                           (b) thereafter, to the extent of any excess such
                  payments, to the payment of all other Guarantied Obligations (as defined in such Guaranty) for the ratable benefit of the holders thereof; and

                           (c) thereafter, to the extent of any excess such
                  payments, to the payment to the applicable Guarantor or to whosoever may be lawfully

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
                  entitled to receive the same or as a court of competent jurisdiction may direct.

         E. LIMITATION ON MANDATORY PREPAYMENTS OF CANADIAN ACQUISITION LOANS AND CANADIAN TERM LOANS. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, in no event (other than the acceleration of any of the Obligations upon the occurrence of an Event of Default) shall the Canadian Borrower be obligated to amortize or pay directly or indirectly any amounts that, when added to previous amounts paid in respect of principal on the Canadian Acquisition Loans or Canadian Term Loans, exceed 24.9% of the principal amount of such Canadian Acquisition Loans or Canadian Term Loans, respectively, before the date that is one day after the fifth anniversary of (i) the date such Canadian Acquisition Loans are made or (ii) the Effective Date for the Canadian Term Loans.

         F. NON-PRO RATA PREPAYMENT ON THE EFFECTIVE DATE. Anything contained herein or in the other Loan Documents to the contrary notwithstanding, the parties hereto agree that the prepayment of a portion of the Existing Loans and accrued interest thereon and other amounts owed in respect of the Existing Credit Agreement on the Effective Date pursuant to subsection 4.1J shall not be distributed in proportion to the Lenders' respective Pro Rata Shares thereof (as would otherwise be required pursuant to subsection 2.4C(iii)) but shall instead shall be distributed to the Existing Lenders, in proportion to each such Existing Lender's pro rata share (as such term is defined in the Existing Credit Agreement) as in effect immediately before the effectiveness of this Agreement and before the effectiveness of the Master Assignment Agreement.

2.5      USE OF PROCEEDS.

         A. TRANCHE A TERM LOANS AND TRANCHE B TERM LOANS. The proceeds of the Tranche A Term Loans and the portion of the Tranche B Term Loans that were converted from Existing Loans into Tranche A Term Loans and Tranche B Term Loans hereunder were applied as set forth in the Existing Credit Agreement. The proceeds of the Tranche B Term Loans made hereunder on the Effective Date shall be used to pay accrued and unpaid interest and fees on the Effective Date and for general corporate purposes.

         B. CANADIAN TERM LOANS. The proceeds of the Canadian Term Loans that were converted from Existing Loans into Canadian Term Loans hereunder were applied as set forth in the Existing Credit Agreement.

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
         C. US ACQUISITION LOANS. The proceeds of the US Acquisition Loans shall be used to pay (i) purchase consideration (including, without limitation, amounts escrowed) for Permitted Acquisitions payable on the consummation thereof, (ii) transaction costs incurred in connection therewith, and (iii) amounts owed in respect of Permitted Contingent Acquisition Obligations and Permitted Acquisition Indebtedness to the extent that availability of the US Acquisition Loan Commitments was reserved for payment of such Permitted Contingent Acquisition Obligations and Permitted Acquisition Indebtedness in accordance with subsection 2.1A(iv); provided, that payments pursuant to clauses
(i) and (ii) may be only made during the eighteen (18) month period following the Effective Date.

         D. CANADIAN ACQUISITION LOANS. The proceeds of the Canadian Acquisition Loans shall be used to pay (i) purchase consideration for Permitted Acquisitions by the Canadian Borrower payable on the consummation thereof, (ii) transaction costs incurred in connection therewith, and (iii) amounts owed in respect of Permitted Contingent Acquisition Obligations and any Permitted Acquisition Indebtedness to the extent that availability of the Canadian Acquisition Loan Commitments was reserved for payment of such Permitted Contingent Acquisition Obligations and Permitted Acquisition Indebtedness in accordance with subsection 2.1A(v); provided, that payments pursuant to clauses (i) and (ii) may be only made during the eighteen (18) month period following the Effective Date.

         E. REVOLVING LOANS. The proceeds of any Revolving Loans shall be applied by Company for general corporate purposes, which may include the making of intercompany loans to any of Company's wholly-owned Subsidiaries, in accordance with subsection 7.1(iv), for their own general corporate purposes.

         F. MARGIN REGULATIONS. No portion of the proceeds of any borrowing under this Agreement shall be used by any Borrowers or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6      SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS.

                  Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

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
         A. DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 10:00 A.M. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

         B. INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the interbank Eurodollar market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Borrowers and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Borrowers and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by any Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by the applicable Borrower.

         C. ILLEGALITY OR IMPRACTICABILITY OF EURODOLLAR RATE LOANS. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Borrowers and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other

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Lender). Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by any Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by any Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, such Borrower shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

         D. COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. Borrowers shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment (including without limitation any prepayment pursuant to subsection 2.4B(i)) or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day

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of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by any Borrower, or (iv) as a consequence of any other default by any Borrower in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

         E. BOOKING OF EURODOLLAR RATE LOANS. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

         F. ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE LOANS. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

         G. EURODOLLAR RATE LOANS AFTER DEFAULT. After the occurrence of and during the continuation of an Event of Default, (i) Borrowers may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and
(ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by any Borrower with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by such Borrower.

2.7      INCREASED COSTS; TAXES; CAPITAL ADEQUACY.

         A. COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any

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
new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

                  (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

                  (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, the applicable Borrower shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder; provided that the Borrowers shall not be required to compensate a Lender pursuant to this subsection for any increased cost or reduction incurred more than six months prior to the date that such Lender notifies any Borrower of such change giving rise to such increased cost or reduction and of such Lender's intention to claim compensation therefor; provided further that, if such change giving rise to such increased cost or reduction is retroactive, then the six months period referred to above shall be

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extended to include the period of retroactive effect thereof. Such Lender shall deliver to the applicable Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

         B.       WITHHOLDING OF TAXES.

                  (i) Payments to Be Free and Clear. All sums payable by each Borrower under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or Canada or any political subdivision in or of the United States of America or Canada or any other jurisdiction from or to which a payment is made by or on behalf of any Borrower or by any federation or organization of which the United States of America or Canada or any such jurisdiction is a member at the time of payment.

                  (ii) Grossing-up of Payments. If any Borrower or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by such Borrower to Administrative Agent or any Lender under any of the Loan Documents:

                           (a) such Borrower shall notify Administrative Agent
                  of any such requirement or any change in any such requirement as soon as such Borrower becomes aware of it;

                           (b) such Borrower shall pay any such Tax before the
                  date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on such Borrower) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender;

                           (c) the sum payable by such Borrower in respect of
                  which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have

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                  received had no such deduction, withholding or payment been required or made; and

                           (d) within 30 days after paying any sum from which it
                  is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, such Borrower shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

         provided that no such additional amount shall be required to be paid to any Lender under clause (c) above except to the extent that (x) such amount is in respect of any deduction, withholding or payment under the laws of Canada or any subdivision thereof, or (y) any change after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

                  (iii)    Evidence of Exemption from U.S. Withholding Tax.

                           (a) Each Lender that is organized under the laws of
                  any jurisdiction other than the United States or any state or other political subdivision thereof, (for purposes of this subsection 2.7B(iii), a "NON-U.S. LENDER") shall deliver to Administrative Agent for transmission to Company, on or prior to the Effective Date (in the case of each Lender listed on the signature pages hereof) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is

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                  not subject to deduction or withholding of United States
                  federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (1) above, a certification that such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

                           (b) Each Lender required to deliver any forms,
                  certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly (1) deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form 1001 or 4224, or a certification that such Lender is not a "bank" or other Person described in
                  Section 881(c)(3) of the Internal Revenue Code and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence.

                           (c) Borrowers shall not be required to pay any
                  additional amount to any Non-U.S. Lender under clause (c) of subsection 2.7B(ii) if

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                  such Lender shall have failed to satisfy the requirements of clause (a) or (b)(1) of this subsection 2.7B(iii); provided that if such Lender shall have satisfied the requirements of subsection 2.7B(iii)(a) on the Effective Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve any Borrower of its obligation to pay any additional amounts pursuant to clause
                  (c) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

         C. CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by the applicable Borrower from such Lender of the statement referred to in the next sentence, such Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction; provided that the Borrowers shall not be required to compensate a Lender pursuant to this subsection for any reduction incurred more than six months prior to the date that such Lender notifies any Borrower of such change giving rise to such reduction and of such Lender's intention to claim compensation therefor; provided further that, if such change giving rise to such

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reduction is retroactive, then the six month period referred to above shall be extended to include the period of retroactive effect thereof. Such Lender shall deliver to such Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

2.8 OBLIGATION OF LENDERS AND ISSUING LENDERS TO MITIGATE; MANDATORY ASSIGNMENTS BY LENDERS.

         A. Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under sub-section 2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be materially reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8 unless the Borrowers agree to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Borrowers pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender or Issuing Lender to Borrowers (with a copy to Administrative Agent) shall be conclusive absent manifest error.

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         B. In the event that (i) any Borrower is required to pay any amounts pursuant to subsection 2.7A or 2.7C or (ii) any Lender becomes and remains an "Affected Lender" as defined in subsection 2.6C then, unless an Event of Default shall have occurred and be continuing at the time of the proposed assignment, such Borrower may require such Lender to assign all of its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under this Agreement to a financial institution identified by such Borrower and willing to become a "Lender" hereunder (a "Replacement Lender"); provided, however, that (a) such assignment shall be made in accordance with subsection 10.1, including the execution and delivery of such documents required of each Assignee and the payment of the Assignment Fee to Administrative Agent required under subsection 10.1B, which fee such be paid by such Borrower; (b) any such Replacement Lender must be reasonably acceptable to Administrative Agent; (c) Borrowers shall remain liable to any Lender required to assign its rights hereunder for any amounts owed to such Lender pursuant to subsection 2.7A or 2.7C; (d) such assignment to such Replacement Lender does not conflict with any law, rule or regulation or order of any court or Governmental Authority; and (e) Borrowers may not require the replacement of any Lender that is the Administrative Agent unless all of the requirements for such successor Administrative Agent pursuant to subsection 9.5 have been satisfied.

2.9      INCREASE IN US ACQUISITION LOAN COMMITMENTS; ADDITION OF LENDERS;
ASSIGNMENTS.

         A. REQUEST FOR INCREASE IN US ACQUISITION COMMITMENTS. Company may request that the US Acquisition Loan Commitments be increased to an aggregate amount not to exceed $92,000,000 by giving written notice to Administrative Agent (who shall promptly notify Lenders). Such notice shall be given prior to January 15, 2000 and only one such notice may be given. Such request shall specify the amount of the requested increase, the date of the requested increase (which shall be not more than 15 Business Days and not less than 10 Business Days after the date of such request), shall identify each Additional Lender (as defined in subsection 2.9B) that will become a Lender hereunder in connection with such increase, shall include evidence of each Additional Lender's agreement to become a Lender hereunder in connection with such increase, and shall include an Officers' Certificate stating that (i) the representations and warranties contained herein and in the other Loan Documents are true, correct and complete in all material respects on and as of the date of such Officers' Certificate to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and

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warranties were true, correct and complete in all material respects on and as of such earlier date; and (ii) no Event of Default shall have occurred and be continuing. Such requested increase shall become effective only if one or more Additional Lenders become Lenders hereunder in accordance with subsections 2.9B and 2.9C and Company pays all fees payable to Administrative Agent in connection with such requested increase as set forth in that certain letter agreement dated November 30, 1999, among Company and Administrative Agent. The provisions of this subsection 2.9A shall supersede any provisions in subsection 10.6 to the contrary.

         B. ADDITION OF LENDERS. Any requested increase in US Acquisition Loan Commitments made pursuant to subsection 2.9A shall not become effective unless one or more financial institutions identified by Borrowers and willing to become "Lenders" hereunder (each, an "Additional Lender") assume Loans and Commitments hereunder in an aggregate amount equal to the amount of such requested increase in US Acquisition Loan Commitments. The amount of Loans and Commitments to be assumed by the Additional Lenders from the existing Lenders shall be allocated pro rata in proportion to such existing Lenders' respective Pro Rata Shares. Each Lender agrees to enter into Assignment Agreements complying with the terms of this subsection 2.9.

         C. ASSIGNMENT AGREEMENTS. Each assignment from a Lender to an Additional Lender made pursuant to subsection 2.9B shall be subject to the following requirements: (a) such assignment shall be made in accordance with subsection 10.1, including the execution and delivery of such documents required of each Assignee and the payment of the Assignment Fee to Administrative Agent required under subsection 10.1B, which fee shall be paid by Borrowers; provided that the assignments may be made pursuant to a master assignment agreement in form and substance satisfactory to Lenders and Administrative Agent instead of pursuant to Assignment Agreements, (b) any such Additional Lender must be reasonably acceptable to Administrative Agent; (c) Borrowers shall remain liable to any Lender required to assign its rights hereunder for any amounts owed to such Lender pursuant to subsection 2.7A or 2.7C; (d) such assignment to such Additional Lender does not conflict with any law, rule or regulation or order of any court or Governmental Authority; and (e) such assignment would not result in the occurrence of any Event of Default. Borrowers shall deliver to Administrative Agent on or prior to the effective date of such assignments, in form and substance satisfactory to Administrative Agent, (i) corporate resolutions and incumbency certificates of Company dated as of the effective date of such assignments, approving the requested increase in US Acquisition Loan Commitments, and (ii) an Acknowledgement and Confirmation by each Loan Party acknowledging and agreeing that the Collateral Documents and Guaranties to

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which it is a party continue to guaranty or secure, as the case may be, all
Obligations of Borrowers, including all Obligations in respect of the US Acquisition Loans. Each Assignment Agreement executed pursuant to this subsection 2.9 shall provide that it shall not become effective until immediately after the increase in the US Acquisition Loan Commitments made pursuant to this subsection 2.9 becomes effective, and the amount of the US Acquisition Loan Commitments so assigned shall reflect such increase. Upon satisfaction of all conditions set forth in this subsection 2.9, and all conditions precedent to the effectiveness of the applicable Assignment Agreements (other than the effectiveness of the proposed increase in US Acquisition Loan Commitments) the proposed increase in US Acquisition Loan Commitments shall become effective and, immediately thereafter, each applicable Assignment Agreement shall become effective. Such increase shall increase the US Acquisition Loan Commitment of each Lender pro rata in proportion to such Lender's Pro Rata Share at the time of such increase. The provisions of this subsection 2.9C shall supersede any provisions in subsection 10.1 to the contrary.

SECTION 3.        LETTERS OF CREDIT

3.1      ISSUANCE OF LETTERS OF CREDIT AND LENDERS' PURCHASE OF PARTICIPATIONS
THEREIN.

         A. LETTERS OF CREDIT. In addition to Company requesting that Revolving Lenders make Revolving Loans pursuant to subsection 2.1A(vi), Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date, that one or more Revolving Lenders issue Letters of Credit for the account of Company for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, any one or more Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that any Revolving Lender issue (and no Revolving Lender shall issue):

                  (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the lesser of (x) the Revolving Loan Commitments then in effect and (y) the Borrowing Base at the time of such issuance;

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                  (ii) any Letter of Credit if, after giving effect to such
         issuance, the Letter of Credit Usage would exceed $2,500,000;

                  (iii) any Commercial Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage in respect of Commercial Letters of Credit would exceed $2,500,000;

                  (iv) any Standby Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage in respect of Standby Letters of Credit would exceed $2,500,000;

                  (v) any Standby Letter of Credit having an expiration date later than the earlier of (a) the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that the immediately preceding clause (b) shall not prevent any Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period; and provided, further that such Issuing Lender shall elect not to extend such Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 10.6) at the time such Issuing Lender must elect whether or not to allow such extension;

                  (vi) any Commercial Letter of Credit having an expiration date
         (a) later than the earlier of (X) the date which is 30 days prior to the Revolving Loan Commitment Termination Date and (Y) the date which is 180 days from the date of issuance of such Commercial Letter of Credit or (b) that is otherwise unacceptable to the applicable Issuing Lender in its reasonable discretion;

                  (vii) any Letter of Credit denominated in a currency other than Dollars; and

                  (viii) any Letter of Credit if, after giving effect to the issuance of such Letter of Credit, the Senior Debt Leverage Ratio would exceed the maximum permitted by subsection 7.6C, the Adjusted Senior Debt Leverage Ratio would exceed the maximum permitted by subsection 7.6D, or the Total Debt Leverage Ratio would exceed the maximum permitted by subsection 7.6E.

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         B.       MECHANICS OF ISSUANCE.

                  (i) Notice of Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent a Notice of Issuance of Letter of Credit substantially in the form of
         Exhibit III annexed hereto no later than 12:00 Noon (New York City time) at least three Business Days (in the case of Standby Letters of Credit) or five Business Days (in the case of Commercial Letters of Credit), or in each case such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business
         Day), (b) whether the Letter of Credit is to be a Standby Letter of Credit or a Commercial Letter of Credit, (c) the face amount of the Letter of Credit, (d) [intentionally omitted], (e) the expiration date of the Letter of Credit, (f) the name and address of the beneficiary, and (g) either the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit; provided that the Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents; and provided, further that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such draft is required to be presented is located) that such draft is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of the Issuing Lender) on such business day.

                           Company shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit.

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                  (ii) Determination of Issuing Lender. Upon receipt by
         Administrative Agent of a Notice of Issuance of Letter of Credit pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event Administrative Agent elects to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, and Administrative Agent shall be the Issuing Lender with respect thereto. In the event that Administrative Agent, in its sole discretion, elects not to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, whereupon Company may request any other Revolving Lender to issue such Letter of Credit by delivering to such Revolving Lender a copy of the applicable Notice of Issuance of Letter of Credit. Any Revolving Lender so requested to issue such Letter of Credit shall promptly notify Company and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Revolving Lender which so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Revolving Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of Administrative Agent not to issue such Letter of Credit, Administrative Agent shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Administrative Agent, when aggregated with Administrative Agent's outstanding Revolving Loans, may exceed Administrative Agent's Revolving Loan Commitment then in effect; provided, however, that CIBC shall not in any event be obligated to issue any Commercial Letter of Credit in its capacity as Administrative Agent.

                  (iii) Issuance of Letter of Credit. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures.

                  (iv) Notification to Lenders. Upon the issuance or amendment of any Letter of Credit the applicable Issuing Lender shall promptly notify Administrative Agent and each other Lender of such issuance or amendment. Promptly after receipt of such notice (or, if Administrative Agent is the Issuing Lender, together with such notice), Administrative Agent shall notify each Lender of the amount of such Lender's respective participation in such Letter of Credit, determined in accordance with subsection 3.1C.

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         C. REVOLVING LENDERS' PURCHASE OF PARTICIPATIONS IN LETTERS OF CREDIT.
Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Revolving Lender's Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

         D. EXISTING LETTERS OF CREDIT. Each Existing Letter of Credit outstanding on the Effective Date shall be deemed to be a Letter of Credit hereunder and all unpaid reimbursement obligations owed in respect of amounts drawn on Existing Letters of Credit shall be reimbursement obligations hereunder.

3.2      LETTER OF CREDIT FEES.

                  Company agrees to pay the following amounts with respect to Letters of Credit issued hereunder:

                  (i) with respect to each Standby Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to 0.25% per annum of the daily amount available to be drawn under such Standby Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Lenders, equal to 3.50% per annum of the daily amount available to be drawn under such Standby Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) each March 31, June 30, September 30 and December 31 of each year and computed on the basis of a 360 day year for the actual number of days elapsed;

                  (ii) with respect to each Commercial Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to 0.25% per annum of the daily amount available to be drawn under such Commercial Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Lenders, equal to 3.50% per annum of the daily amount available to be drawn under such Commercial Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) each March 31, June 30, September 30 and December 31 of each year and computed on the basis of a 360-day year for the actual number of days elapsed; and

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                  (iii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clauses (i) and (ii) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

For purposes of calculating any fees payable under clauses (i) and (ii) of this subsection 3.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause (i)(b) or (ii)(b) of this subsection 3.2, Administrative Agent shall distribute to each Lender its Pro Rata Share of such amount.

3.3      DRAWINGS AND REIMBURSEMENT OF AMOUNTS PAID UNDER LETTERS OF CREDIT.

         A. RESPONSIBILITY OF ISSUING LENDER WITH RESPECT TO DRAWINGS. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

         B. REIMBURSEMENT BY COMPANY OF AMOUNTS PAID UNDER LETTERS OF CREDIT. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and Administrative Agent, and Company shall reimburse such Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored (the "REIMBURSEMENT DATE") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and such Issuing Lender prior to 10:00 A.M. (New York City time) on the date such drawing is honored that Company intends to reimburse such Issuing Lender for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing and (ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2B, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Base

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Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such honored drawing; and provided, further that if for any reason proceeds of Revolving Loans are not received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such honored drawing, Company shall reimburse such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.

         C. PAYMENT BY LENDERS OF UNREIMBURSED AMOUNTS PAID UNDER LETTERS OF CREDIT.

                  (i) Payment by Lenders. In the event that Company shall fail for any reason to reimburse (including reimbursement with the proceeds of Revolving Loans) any Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify each other Lender of the unreimbursed amount of such honored drawing and of such other Lender's respective participation therein based on such Lender's Pro Rata Share. Each Lender shall make available to such Issuing Lender an amount equal to its respective participation, in Dollars and in same day funds, at the office of such Issuing Lender specified in such notice, not later than 12:00 Noon (New York City time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Lender is located) after the date notified by such Issuing Lender. In the event that any Lender fails to make available to such Issuing Lender on such business day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any Lender to recover from any Issuing Lender any amounts made available by such Lender to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that

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         the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.

                  (ii) Distribution to Lenders of Reimbursements Received From Company. In the event any Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of all payments subsequently received by such Issuing Lender from Company in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

         D.       INTEREST ON AMOUNTS PAID UNDER LETTERS OF CREDIT.

                  (i) Payment of Interest by Company. Company agrees to pay to each Issuing Lender, with respect to drawings honored under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Base Rate Loans and (b) thereafter until paid (including with proceeds of any Revolving Loans), a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

                  (ii) Distribution of Interest Payments by Issuing Lender. Promptly upon receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a drawing honored under a Letter of Credit issued by it, (a) such Issuing Lender shall distribute to each other Lender, out of

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         the interest received by such Issuing Lender in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such honored drawing, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of any interest received by such Issuing Lender in respect of that portion of such honored drawing so reimbursed by other Lenders for the period from the date on which such Issuing Lender was so reimbursed by other Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Company. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

3.4      OBLIGATIONS ABSOLUTE.

                  The obligation of Company to reimburse each Issuing Lender for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of Credit;

                  (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or, in the case of a Lender, against Company, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

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                  (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) payment by the applicable Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

                  (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

                  (vi) any breach of this Agreement or any other Loan Document by any party thereto;

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

                  (viii) the fact that an Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

3.5      INDEMNIFICATION; NATURE OF ISSUING LENDERS' DUTIES.

         A. INDEMNIFICATION. In addition to amounts payable as provided in subsection 3.6, Company hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and reasonable allocated costs of internal counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the gross negligence or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Lender to honor a

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drawing under any such Letter of Credit as a result of any act or omission of any present or future de jure or de facto government or governmental authority, whether or not such act or omission was rightful or wrongful (all such acts or omissions herein called "GOVERNMENTAL ACTS").

         B. NATURE OF ISSUING LENDERS' DUTIES. As between Company and any Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, but subject to the last paragraph of this subsection 3.5B, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including without limitation any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

                  In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to Company.

                  Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall retain any and all rights it may have against any Issuing Lender for any

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liability arising solely out of the gross negligence or willful misconduct of such Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

3.6      INCREASED COSTS AND TAXES RELATING TO LETTERS OF CREDIT.

                  Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Issuing Lender or Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by any Issuing Lender or Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                  (i) subjects such Issuing Lender or Lender (or its applicable lending or letter of credit office) to any additional Tax (other than any Tax on the overall net income of such Issuing Lender or Lender) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Lender;

                  (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Lender; or

                  (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Issuing Lender or Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Lender or Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Lender (or its applicable lending or

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letter of credit office) with respect thereto; then, in any case, Company shall promptly pay to such Issuing Lender or Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate such Issuing Lender or Lender for any such increased cost or reduction in amounts received or receivable hereunder; provided that the Borrowers shall not be required to compensate a Lender pursuant to this subsection for any increased cost or reduction incurred more than six months prior to the date that such Lender notifies any Borrower of such change giving rise to such increased cost or reduction and of such Lender's intention to claim compensation therefor; provided further that, if such change giving rise to such increased cost or reduction is retroactive, then the six month period referred to above shall be extended to include the period of retroactive effect thereof. Such Issuing Lender or Lender shall deliver to Company a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Lender or Lender under this subsection 3.6, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

SECTION 4.        CONDITIONS TO EFFECTIVENESS; CONDITIONS TO LOANS AND LETTERS
                  OF CREDIT

4.1      CONDITIONS TO EFFECTIVENESS.

                  This Agreement shall become effective only upon the satisfaction or written waiver by Requisite Lenders of the following conditions precedent:

         A. LOAN PARTY DOCUMENTS. On or before the Effective Date, Borrowers shall, and shall cause each other Loan Party to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Effective Date:

                  (i) Certified copies of the Certificate or Articles of Incorporation of such Person, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation and each other state in which such Person is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Effective Date;

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                  (ii) Copies of the Bylaws of such Person, certified as of the
         Effective Date by such Person's corporate secretary or an assistant secretary;

                  (iii) Resolutions of the Board of Directors of such Person approving and authorizing the execution, delivery and performance of the Loan Documents and Related Agreements to which it is a party, certified as of the Effective Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment;

                  (iv) Signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party;

                  (v) Executed originals of the New Loan Documents to which such Person is a party; and

                  (vi) Such other documents as Administrative Agent may reasonably request.

         B. NO MATERIAL ADVERSE EFFECT. Since December 31, 1998, no material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries (in the sole opinion of Administrative Agent) shall have occurred, and no impairment of the ability of any Loan Party to perform, or of Administrative Agent or Lenders to enforce, the Obligations (in the sole opinion of Administrative Agent) shall have occurred.

         C.       CORPORATE AND CAPITAL STRUCTURE AND OWNERSHIP.

                  (i) Corporate Structure. The corporate organizational structure of Holdings and its Subsidiaries shall be as set forth on
         Schedule 4.1C annexed hereto.

                  (ii) Capital Structure and Ownership. The capital structure and ownership of Holdings and Company shall be as set forth on Schedule 4.1C annexed hereto.

         D.       PROCEEDS OF EQUITY CAPITALIZATION OF HOLDINGS AND COMPANY.

                  (i) Equity Capitalization of Holdings. On or before the Effective Date, (1) the transactions contemplated by the Recapitalization Agreement shall have been consummated, (2) Willis Stein and BCI shall have purchased Holdings

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         Preferred Stock for cash consideration of not less than $81,000,000, and (3) Holdings shall have redeemed other shares of Holdings Common Stock and Holdings Preferred Stock for cash consideration not in excess of $61,000,000.

                  (ii) Equity Capitalization of Company. On or before the Effective Date, Holdings shall have contributed to Company, as cash common equity, not less than the sum of $7,250,000 plus the amount of Transactions Costs.

         E.       MANAGEMENT EMPLOYMENT AGREEMENTS AND RELATED AGREEMENTS.

                  (i) Approval of Certain Related and Other Agreements. The Recapitalization Agreement, each Management Employment Agreement, the Holdings Certificate of Designations and each Stock Repurchase Agreement, shall each be satisfactory in form and substance to Administrative Agent. The Holdings Certificate of Designations shall provide that no cash dividends are payable on the Holdings Preferred Stock and that no shares of Holdings Preferred Stock may redeemed by Holdings for cash until December 31, 2006.

                  (ii) Management Employment Agreements and Related Agreements in Full Force and Effect. Administrative Agent shall have received a fully executed or conformed copy of each Management Employment Agreement, each Stock Repurchase Agreement, and each Related Agreement and any documents executed in connection therewith, and each Management Employment Agreement, each Stock Repurchase Agreement and each Related Agreement shall be in full force and effect and no provision thereof shall have been modified or waived in any respect determined by Administrative Agent to be material, in each case without the consent of Administrative Agent.

         F. NECESSARY GOVERNMENTAL AUTHORIZATIONS AND CONSENTS; EXPIRATION OF WAITING PERIODS, ETC. Borrowers shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by the Loan Documents and the Related Agreements, and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated hereby. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing

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shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

         G. SECURITY INTERESTS IN PERSONAL AND MIXED PROPERTY. Administrative Agent shall have received evidence satisfactory to it that each Borrower shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings that may be necessary or, in the opinion of Administrative Agent, desirable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in the entire personal and mixed property Collateral subject to the Lien of the Collateral Documents. Such actions shall include, without limitation, the following:

                  (i) Lien Searches and UCC or PPSA Termination Statements. Delivery to Administrative Agent of (a) the results of a recent search, by a Person satisfactory to Administrative Agent, of all effective UCC or PPSA financing statements and fixture filings (or the equivalent filings under the laws of Quebec) and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings disclosed by such search, and (b) UCC or PPSA termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC or PPSA financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement).

                  (ii) UCC and PPSA Financing Statements and Fixture Filings. Delivery to Administrative Agent of UCC and PPSA financing statements (or the equivalent filings under the laws of Quebec) and, where appropriate, fixture filings, duly executed by Company and its Subsidiaries with respect to all personal and mixed property Collateral of such Loan Party, for filing in all jurisdictions (including Ontario, Quebec, Massachusetts and Florida) as may be necessary or, in the opinion of Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents.

                  (iii) Canadian Subsidiary Hypothec. Delivery to Administrative Agent of two Canadian Subsidiary Hypothecs duly executed and delivered by the Canadian Borrower, one of which shall provide that it secures all obligations

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         under the Canadian Subsidiary Demand Note, and one of which shall provide that it secures all Obligations of the Canadian Borrower hereunder and under the other Loan Documents to which it is a party.

         H. BLOCKED ACCOUNTS. Administrative Agent shall have received a schedule of all deposit accounts maintained by Company or any of its Subsidiaries on the Effective Date.

         I. SENIOR DEBT LEVERAGE RATIO. Company shall have delivered to Administrative Agent an Officers' Certificate demonstrating in reasonable detail that, on the Effective Date, after giving effect to the transactions contemplated hereby and the initial borrowings hereunder, the Senior Debt Leverage Ratio shall not exceed 3.85 to 1.00.

         J. PAYMENT OF AMOUNTS OWED UNDER EXISTING CREDIT AGREEMENT. On the Effective Date, concurrently with the borrowing and/or conversion of Tranche A Term Loans, Tranche B Term Loans, and Canadian Term Loans hereunder, Borrowers shall pay to Administrative Agent for distribution to the Existing Lenders under the Existing Credit Agreement (i) the portion of the principal amount of all Existing Canadian Acquisition Loans owed to each Existing Lender that is not converted into Canadian Term Loans hereunder, (ii) the portion of the principal amount of any other Existing Loans owed to each Existing Lender that is not converted into Loans hereunder, (iii) all unpaid interest on the Existing Loans and commitment fees that have accrued through the Effective Date, (iv) all unpaid fees and commissions with respect to all Existing Letters of Credit that have accrued through the Effective Date and (iv) all other fees and amounts owed under the Existing Credit Agreement, including all amounts payable under subsection 2.6D thereof, but excluding the principal amount of Existing Loans that are converted into Loans hereunder. Such amounts shall be paid by the Administrative Agent to the Existing Lenders in accordance with the provisions of the Existing Credit Agreement as in effect immediately prior to the effectiveness hereof. Each Existing Lender that is entitled to payment under this subsection may setoff such payment against the amount it is required to remit to Administrative Agent on the Effective Date pursuant to subsection 2.1C. Following the payment of all amounts owed to the Existing Lenders on the Effective Date, other than obligations thereunder that are converted into Obligations hereunder, the promissory notes issued to the Existing Lenders evidencing the Existing Loans shall be of no further force and effect.

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         K. CALCULATION OF ACQUISITION RESERVES. Company shall have delivered to
Administrative Agent an Officers' Certificate setting forth the calculation of the US Acquisition Reserve and the Canadian Acquisition Reserve as of the Effective Date.

         L. FINANCIAL STATEMENTS; PROJECTIONS. On or before the Effective Date, Lenders shall have received from Company (i) unaudited financial statements of Holdings and its Subsidiaries as at October 31, 1999, consisting of a balance sheet and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for the ten-month period ending on such date, all in reasonable detail and certified by the chief financial officer of Holdings that they fairly present in all material respects the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments; (ii) an unaudited consolidated balance sheet of Holdings and its Subsidiaries as at October 31, 1999, prepared on a pro forma basis after giving effect to the transactions contemplated by this Agreement and the Recapitalization Agreement and consolidated and consolidated statements of income of Holding and its Subsidiaries on an actual basis and a Pro Forma Basis for the 12 Fiscal Month period ending October 31, 1999; and (iii) a business plan and projected consolidated and consolidating financial statements of Company and its Subsidiaries for the seven-year period after the Effective Date consisting of consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income, shareholders' equity and cash flows, all of which business plans, financial statements and projected financial statements shall be substantially consistent with any financial statements or projected financial results for the same periods delivered to Agents prior to their execution hereof and otherwise in form and substance satisfactory to Agents.

         M. SOLVENCY ASSURANCES. On the Effective Date, Administrative Agent and Lenders shall have received a Solvency Certificate dated the Effective Date, substantially in the form of Exhibit XII annexed hereto and with appropriate attachments, in each case demonstrating that, after giving effect to the consummation of Recapitalization Agreement, the related financings and the other transactions contemplated by the Loan Documents and the Related Agreements, each Borrower will be Solvent.

         N. REVOLVING CREDIT AVAILABILITY. On the Effective Date, the sum of (i) Company's and its Subsidiaries' cash in their Deposit Accounts plus (ii) the amount of Revolving Loans that Company would be able to borrow on the Effective Date, after giving effect to the limitations herein on such availability (including, without limitation,

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compliance with subsection 7.6), shall, after payment of all Transaction Costs, be not less than $10,000,000, and Administrative Agent shall have received evidence satisfactory to it to that effect. There shall be no Revolving Loans outstanding as of the Effective Date.

         O. EVIDENCE OF INSURANCE. Administrative Agent shall have received a certificate from Company's insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to subsection 6.4 is in full force and effect and that Administrative Agent on behalf of Lenders has been named as additional insured and/or loss payee thereunder to the extent required under subsection 6.4.

         P. OPINIONS OF COUNSEL TO LOAN PARTIES. Lenders and their respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of Kirkpatrick & Lockhart LLP, US counsel for Loan Parties, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated the Effective Date and setting forth substantially the matters in the opinions designated in Exhibit IX-A annexed hereto, and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request and (ii) originally executed copies of one or more favorable written opinions of Legault Joly and Gowlings, Strathy & Henderson, Canadian counsel for Loan Parties, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated the Effective Date and setting forth substantially the matters in the opinions designated in Exhibit IX-B annexed hereto, and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request.

         Q. OPINION OF ADMINISTRATIVE AGENT'S COUNSEL. Lenders shall have received originally executed copies of one or more favorable written opinions of O'Melveny & Myers LLP, counsel to Administrative Agent, dated the Effective Date, substantially in the form of Exhibit X annexed hereto and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request.

         R. LENDERS' FEES. Company shall have paid to Administrative Agent for distribution (as appropriate) to Administrative Agent and Lenders, the fees payable on the Effective Date referred to in subsection 2.3B.

         S. FEES AND EXPENSES OF COUNSEL TO ADMINISTRATIVE AGENT. The fees and expenses of O'Melveny & Myers LLP, US counsel to Administrative Agent and of Canadian counsel to Administrative Agent, in connection with the preparation, negotiation, and closing of the New Loan Documents shall have been paid.

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         T. TRANSACTIONS COSTS. All Transaction Costs shall have been paid and shall not exceed $12,500,000, and Agents shall have received evidence to their satisfaction to such effect.

         U. MASTER ASSIGNMENT AGREEMENT. On or before the Effective Date, each Existing Lender, each Lender, Borrowers, Canadian Subsidiary Guarantors and Administrative Agent shall have executed and delivered Administrative Agent a copy of a Master Assignment Agreement substantially in the form of Exhibit XXV hereto, with appropriate insertions, and all conditions to the effectiveness of such Master Assignment Agreement (other than the satisfaction of the condition in this subsection 4.1U) shall have been satisfied.

         V. REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. Company shall have delivered to Administrative Agent an Officers' Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 hereof are true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Effective Date except as otherwise disclosed to and agreed to in writing by Administrative Agent and Requisite Lenders.

         W. COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

         X. EFFECTIVE DATE. The Effective Date shall be on or before December 10, 1999.

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4.2      CONDITIONS TO ALL LOANS.

                  The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

         A. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by the chief executive officer, the chief financial officer or the treasurer of the applicable Borrower or by any executive officer of the applicable Borrower designated by any of the above-described officers on behalf of the applicable Borrower in a writing delivered to Administrative Agent.

         B. As of that Funding Date:

                  (i) The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

                  (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default;

                  (iii) Each Loan Party shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before that Funding Date;

                  (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it on that Funding Date;

                  (v) The making of the Loans requested on such Funding Date shall not violate any law including, without limitation, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

                  (vi) There shall not be pending or, to the knowledge of any Borrower, threatened, any action, suit, proceeding, governmental investigation or arbitration

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         against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that has not been disclosed by Company in writing pursuant to subsection 5.6 or 6.1(x) prior to the making of the last preceding Loans (or, in the case of the initial Loans, prior to the execution of this Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the opinion of Administrative Agent or of Requisite Lenders, could reasonably be expected to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

4.3      CONDITIONS TO LETTERS OF CREDIT.

                  The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

         A. On or before the date of issuance of the initial Letter of Credit pursuant to this Agreement, the Effective Date shall have occurred.

         B. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Notice of Issuance of Letter of Credit, in each case signed by the chief executive officer, the chief financial officer or the treasurer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

         C. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

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SECTION 5.        BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce other Lenders to purchase participations therein, each Borrower represents and warrants to each Lender, on the date of this Agreement, on each Funding Date and on the date of issuance of each Letter of Credit, that the following statements are true, correct and complete:

5.1      ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND
SUBSIDIARIES.

         A. ORGANIZATION AND POWERS. Each Loan Party is a corporation or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization as specified in Schedule
5.1 annexed hereto, except for Loan Parties that cease to be in good standing to the extent permitted by Section 6.2. Each Loan Party has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and Related Agreements to which it is a party and to carry out the transactions contemplated thereby.

         B. QUALIFICATION AND GOOD STANDING. Each Loan Party is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

         C. CONDUCT OF BUSINESS. Holdings and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.14.

         D. SUBSIDIARIES. All of the Subsidiaries of Company are identified in
Schedule 5.1 annexed hereto, as said Schedule 5.1 may be supplemented from time to time pursuant to the provisions of subsection 6.1(xvii). The capital stock of each of the Subsidiaries of Company identified in Schedule 5.1 annexed hereto (as so supplemented) is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Each of the Subsidiaries of Company identified in Schedule 5.1 annexed hereto (as so supplemented) is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation set forth therein, has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be

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conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and will not have a Material Adverse Effect. Schedule 5.1 annexed hereto (as so supplemented) correctly sets forth the ownership interest of Company and each of its Subsidiaries in each of the Subsidiaries of Company identified therein.

5.2      AUTHORIZATION OF BORROWING, ETC.

         A. AUTHORIZATION OF BORROWING. The execution, delivery and performance of the Loan Documents and the Related Agreements have been duly authorized by all necessary corporate action on the part of each Loan Party that is a party thereto.

         B. NO CONFLICT. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Loan Documents and such Related Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material Contractual Obligation of Holdings or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Effective Date and disclosed in writing to Lenders.

         C. GOVERNMENTAL CONSENTS. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Loan Documents and such Related Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any US federal, Canadian federal, state, provincial or other governmental authority or regulatory body, except for (i) filings or recordings contemplated by subsection 5.16A and (ii) as may be required, in

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connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

         D. BINDING OBLIGATION. Each of the Loan Documents and Related Agreements has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         E. VALID ISSUANCE OF HOLDINGS COMMON STOCK AND HOLDINGS PREFERRED STOCK. The Holdings Common Stock and Holdings Preferred Stock has been duly and validly issued, fully paid and nonassessable. No stockholder of Holdings has or will have any preemptive rights to subscribe for any additional equity Securities of Holdings, except as contemplated by the Recapitalization Agreement. The issuance and sale of such Holdings Common Stock and Holdings Preferred Stock, upon such issuance and sale, will either (a) have been registered or qualified under applicable federal and state securities laws or
(b) be exempt therefrom.

5.3      FINANCIAL CONDITION.

         A. FINANCIAL STATEMENTS. Company has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited financial statements of Holdings and its Subsidiaries as of December 31, 1998, consisting of a balance sheet and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal year-to-date period ending on such date, stockholders' equity and cash flows of Holdings and its Subsidiaries for the Fiscal Year then ended; (ii) the unaudited consolidated and consolidating balance sheets of Holdings and its Subsidiaries as at September 30, 1999 and the related unaudited consolidated and consolidating statements of income, stockholders' equity and cash flows of Holdings and its Subsidiaries for the nine months then ended; and (iii) the unaudited consolidated balance sheet of Holdings and its Subsidiaries as at October 31, 1999, prepared on a pro forma basis after giving effect to the transactions contemplated by this Agreement and the Recapitalization Agreement and consolidated and consolidated statements of income of Holding and its Subsidiaries on an actual basis and a Pro Forma Basis for the 12 Fiscal Month period ending October 31, 1999. All such statements were prepared in conformity with GAAP (except for year-end adjustments and the absence of footnotes in case of unaudited financial statements). All such statements fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such

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financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended. Neither Company nor any of its Subsidiaries has (and will not have following the Effective Date) any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company and any of its Subsidiaries, taken as a whole.

         B. EXISTING INDEBTEDNESS AND CAPITAL LEASES. Part I of Schedule 7.1 hereto correctly describes all Indebtedness owed by Company and its Subsidiaries on the Effective Date, including the principal amount thereof, interest rate payable thereon, scheduled payment dates, and the names of the obligors and payees. Part II of Schedule 7.1 hereto correctly describes all Capital Leases to which Company or any of its Subsidiaries is a party as lessee on the Effective Date, including the term thereof, principal amount thereof, annual rental obligations, and the names of the lessors and lessees.

         C. EXISTING CONTINGENT OBLIGATIONS. Schedule 7.4 hereto correctly describes all Contingent Obligations owed by Company and its Subsidiaries on the Effective Date, including the amount thereof, scheduled payment dates thereof or of the obligation supported thereby, and the names of the obligors and payees.

         D. PRO FORMA ADJUSTMENTS FOR EXISTING ACQUIRED BUSINESSES. The adjustments set forth on Schedule 1.1P hereto to the Consolidated EBITDA for the 12 Fiscal Month preceding the Effective Date attributable to the property or business acquired in each Permitted Acquisition consummated before the Effective Date consist solely of exclusions of excess owner's compensation and clearly identified non-recurring or one-time charges actually incurred by such property or business during the portion of such period preceding the consummation of such Permitted Acquisition that are reasonably expected to be eliminated following the consummation of such Permitted Acquisition.

5.4      NO MATERIAL ADVERSE CHANGE; NO RESTRICTED JUNIOR PAYMENTS.

         Since December 31, 1998, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or

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made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5.

5.5      TITLE TO PROPERTIES; LIENS; REAL PROPERTY.

         A. TITLE TO PROPERTIES; LIENS. Company and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 7.7. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

         B. REAL PROPERTY. As of the Effective Date, Schedule 5.5 annexed hereto contains a true, accurate and complete list of (i) all Fee Properties and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Property Asset of any Loan Party, regardless of whether such Loan Party is the landlord (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in
Schedule 5.5 annexed hereto, each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and neither Company nor the Canadian Borrower has any knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

5.6      LITIGATION; ADVERSE FACTS.

                  Except as set forth in Schedule 5.6 annexed hereto, there are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity, or before or by any United States federal, Canadian federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of Company, threatened against or affecting Company or any of its

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Subsidiaries or any property of Company or any of its Subsidiaries and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither Company nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any United States federal, Canadian federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5.7      PAYMENT OF TAXES.

                  Except to the extent permitted by subsection 6.3, all tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. Company knows of no proposed tax assessment against Company or any of its Subsidiaries seeking an amount in excess of $10,000 which is not being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

5.8      PERFORMANCE OF AGREEMENTS; MATERIALLY ADVERSE AGREEMENTS; MATERIAL
CONTRACTS.

         A. Neither Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

         B. Neither Company nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

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         C. Schedule 5.8 contains a true, correct and complete list of all the
Material Contracts in effect on the Effective Date. Except as described on
Schedule 5.8, all such Material Contracts are in full force and effect and no material defaults currently exist thereunder.

5.9      GOVERNMENTAL REGULATION.

                  Neither Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other United States federal, Canadian federal, state or provincial statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

5.10     SECURITIES ACTIVITIES.

         A. Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

         B. Following application of the proceeds of each Loan, not more than 25% of the value of the assets (either of Company only or of Company and its Subsidiaries on a consolidated basis) subject to the provisions of subsection
7.2 or 7.7 or subject to any restriction contained in any agreement or instrument, between Company and Canadian Borrower and any Lender or any Affiliate of any Lender, relating to Indebtedness and within the scope of subsection 8.2, will be Margin Stock.

5.11     EMPLOYEE BENEFIT PLANS.

         A. Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified.

         B. No ERISA Event has occurred or is reasonably expected to occur.

         C. Except to the extent required under Section 4980B of the Internal Revenue Code or except as set forth in Schedule 5.11 annexed hereto, no Employee Benefit Plan

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provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

         D. Each Canadian Plan is in compliance in all material respects with all applicable law; neither Company nor its Subsidiaries has incurred any material liability to any Canadian Plan, whether on account of any failure to meet the contribution or minimum funding requirements applicable thereto, or relating to the administration or termination of any Canadian Plan and no event has occurred and no condition exists which presents a material risk that the Company or its Subsidiaries will incur liabilities on account of the foregoing circumstances which are material in the aggregate.

         E. No Canadian Plan is a Deficient Canadian Plan.

         F. There are no Pension Plans.

         G. There are no Multiemployer Plans.

5.12     CERTAIN FEES.

                  Except as disclosed in writing to Administrative Agent before the date hereof and agreed to by Administrative Agent, no broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and Borrowers hereby jointly and severally indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

5.13     ENVIRONMENTAL PROTECTION.

                  Except as set forth in Schedule 5.13 annexed hereto:

                  (i) neither Company nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (a) any Environmental Law, (b) any Environmental Claim, or (c) any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

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            (ii) neither Company nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act
      (42 USC. Section 9604) or any comparable state law;

            (iii) there are and, to Company's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against Company or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

            (iv) neither Company nor any of its Subsidiaries nor, to Company's knowledge, any predecessor of Company or any of its Subsidiaries, has filed at any time (or, in the case of Subsidiaries acquired after the date hereof, any time after the date of acquisition) any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, and none of Company's or any of its Subsidiaries' operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state or provincal equivalent;

            (v) compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws will not, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect.

            Notwithstanding anything in this subsection 5.13 to the contrary, no event or condition has occurred or is occurring with respect to Company or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity, including any matter disclosed on Schedule 5.13 annexed hereto, which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

5.14  EMPLOYEE MATTERS.

      A. There is no strike or work stoppage in existence or, to its knowledge, threatened involving Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.


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      B. Company and its Subsidiaries are in compliance in all material respects with all requirements of the Federal Occupational Safety and Health Act (29 USC Sections 651 et seq.), as amended.

5.15  SOLVENCY.

            Each Loan Party is Solvent on the date hereof.

5.16  MATTERS RELATING TO COLLATERAL.

      A. CREATION, PERFECTION AND PRIORITY OF LIENS. The execution and delivery of the Collateral Documents by Loan Parties, together with (i) the actions taken on or prior to the date hereof pursuant to the Original Credit Agreement, the First Restated Credit Agreement, the Existing Credit Agreement, and subsections 4.1G, 6.8 and 6.9 of this Agreement and (ii) the delivery to Administrative Agent of any Pledged Collateral not delivered to Administrative Agent at the time of execution and delivery of the applicable Collateral Document (all of which Pledged Collateral has been so delivered) are effective to create in favor of Administrative Agent for the benefit of Lenders, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC or PPSA financing statements (or equivalent filings required under the laws of Quebec) delivered to Administrative Agent for filing (but not yet filed) and the periodic filing of UCC or PPSA continuation statements (or equivalent filings required under the laws of Quebec) in respect of UCC or PPSA financing statements filed by or on behalf of Administrative Agent.

      B. GOVERNMENTAL AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for (a) filings or recordings contemplated by subsection 5.16A, (b) as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities and restrictions on the ownership of shares of METC), and (c) the filing


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of a prior notice required by applicable law before exercising any hypothecary rights granted under the Canadian Subsidiary Hypothecs.

      C. ABSENCE OF THIRD-PARTY FILINGS. Except such as may have been filed in favor of Administrative Agent as contemplated by subsection 5.16A or in respect of any Lien permitted by subsection 7.2, (i) no effective UCC or PPSA financing statement, or equivalent filings under the laws of the Province of Quebec, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office in the United States, any state, Canada, or any province thereof and (ii) no effective filing covering all or any part of the Collateral is on file in the United States Patent and Trademark Office or the Canada Trademark Office.

      D. MARGIN REGULATIONS. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

      E. INFORMATION REGARDING COLLATERAL. All information supplied to Administrative Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

5.17  RELATED AGREEMENTS.

      A. DELIVERY OF RELATED AGREEMENTS. The Borrowers have delivered to Lenders complete and correct copies of each Related Agreement and of all exhibits and schedules thereto.

      B. SELLERS' WARRANTIES. Except to the extent otherwise set forth herein or in the schedules hereto, each of the representations and warranties given in the Acquisition Agreements by the respective sellers thereunder to Company or its Subsidiaries is true and correct in all material respects as of the date of such Acquisition Agreement (or as of any earlier date to which such representation and warranty specifically relates) in each case subject to the qualifications set forth in the schedules to the Acquisition Agreements.

      C. WARRANTIES OF COMPANY. Subject to the qualifications set forth therein, each of the representations and warranties given in the Acquisition Agreements by the Loan Parties to the respective sellers thereunder is true and correct in all material respects as of the date made in such Acquisition Agreement.


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      D. SURVIVAL. Notwithstanding anything in any Acquisition Agreement to the contrary, the representations and warranties of Borrowers set forth in subsections 5.17B and 5.17C shall, solely for purposes of this Agreement, survive the Effective Date for the benefit of Lenders.

5.18  DISCLOSURE.

            No representation or warranty of Company or any of its Subsidiaries contained in any Loan Document or Related Agreement or in any other document, certificate or written statement furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Borrowers to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Borrowers (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

5.19  SURVIVAL OF RIGHTS CREATED UNDER EXISTING CREDIT AGREEMENT.

            Notwithstanding the modification or deletion of certain representations and warranties of Company contained in the Original Credit Agreement, the First Restated Credit Agreement, and the Existing Credit Agreement (including, without limitation, the deletion of representations and warranties as to the future consequences of certain events which occurred prior to the date of this Agreement), Company acknowledges and agrees that any choses in action or other rights created in favor of any Lender and their respective successors and assigns arising out of the representations and warranties of Company contained in or delivered (including representations and warranties delivered in connection with the making of loans thereunder) in connection with the Original Credit Agreement, the First Restated Credit Agreement or the Existing Credit Agreement shall survive the execution and delivery of this Agreement. Company


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and Lenders acknowledge that certain representations and warranties made by
Company under the Original Credit Agreement, the First Restated Credit Agreement and the Existing Credit Agreement (including representations and warranties as to the future consequences of certain events which occurred prior to the date of this Agreement) were made subject to changes in the facts and conditions on which such representations and warranties were based, which such changes were permitted or required under the Original Credit Agreement, the First Restated Credit Agreement, the Existing Credit Agreement or this Agreement and any such representations and warranties incorporated herein are so incorporated subject to such changes permitted or required under the Original Credit Agreement, the First Restated Credit Agreement, the Existing Credit Agreement or this Agreement.

SECTION 6.  BORROWERS' AFFIRMATIVE COVENANTS

            Each Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, such Borrower shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1   FINANCIAL STATEMENTS AND OTHER REPORTS.

            Borrowers will maintain, and cause each of their Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Borrowers will deliver to Administrative Agent and
Lenders:

            (i) Monthly Financials: as soon as available and in any event within 30 days after the end of each Fiscal Month, (a) the consolidated balance sheet and statement of cash flows of Holdings and its Subsidiaries, the consolidated balance sheet and statement of cash flows of Company and its Subsidiaries, and the consolidated balance sheet and statement of cash flows of the Canadian Borrower and its Subsidiaries as at the end of such Fiscal Month, and the related consolidated and consolidating statement of income of Holdings and its Subsidiaries (including consolidated statements of Company and its Subsidiaries) for such Fiscal Month, for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Month, and for the 12 Fiscal Month period ending at the end of such Fiscal Month, setting forth in each case in comparative form the


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      corresponding figures on a Pro Forma Basis, the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared on a monthly basis, all in reasonable detail and certified by the chief financial officer of Holdings that they fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Holdings and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Month and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Month;

            (ii) Quarterly Financials: as soon as available and in any event within 45 days after the end of each Fiscal Quarter (other than the last Fiscal Quarter of each Fiscal Year), (a) the consolidated balance sheet and statements of stockholders' equity and cash flows of Holdings and its Subsidiaries, the consolidated balance sheet and statements of stockholders' equity and cash flows of Company and its Subsidiaries, and the consolidated balance sheet and statements of stockholders' equity and cash flows of the Canadian Borrower and its Subsidiaries as at the end of such Fiscal Quarter, and the related consolidated and consolidating statement of income of Holdings and its Subsidiaries (including consolidated statements of Company and its Subsidiaries) for such Fiscal Quarter, for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, and for the four Fiscal Quarter period at the end of such Fiscal Quarter, ending setting forth in each case in comparative form the corresponding figures on a Pro Forma Basis, the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail and certified by the chief financial officer of Holdings that they fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Holdings and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter;


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            (iii) Year-End Financials: as soon as available and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated balance sheet and statements of stockholders' equity and cash flows of Holdings and its Subsidiaries, the consolidated balance sheet and statements of stockholders' equity and cash flows of Company and its Subsidiaries, and the consolidated balance sheet and statements stockholders' equity and cash flows of the Canadian Borrower and its Subsidiaries as at the end of such Fiscal Year, and the related consolidated and consolidating statement of income of Holdings and its Subsidiaries (including consolidated statements of Company and its Subsidiaries) for such Fiscal Year, setting forth in each case in comparative form the corresponding figures on a Pro Forma Basis, the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of Holdings that they fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) a narrative report describing the operations of Holdings and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, and (c) in the case of such consolidated financial statements, a report thereon of KPMG Peat Marwick, LLC or other independent certified public accountants of recognized national standing selected by Holdings and Company and satisfactory to Requisite Lenders, which report shall be unqualified, shall express no doubts about the ability of Holdings and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

            (iv) Officers' and Compliance Certificates: together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (i), (ii) and (iii) above, (a) an Officers' Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting


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      period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7;

            (v) Reconciliation Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subdivisions (i), (ii), (iii) or (xiii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to subdivision (i), (ii), (iii) or (xiii) of this subsection 6.1 following such change, consolidated financial statements of Company and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and
      (b) together with each delivery of financial statements pursuant to subdivision (i), (ii), (iii) or (xiii) of this subsection 6.1 following such change, a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences (including without limitation any differences that would affect any calculations relating to the financial covenants set forth in subsection 7.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

            (vi) Accountants' Certification: together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default has


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      come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default that would not be disclosed in the course of their audit examination, and (c) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (iv) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause (b) of subdivision (iv) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

            (vii) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit; provided, however, that Company shall not be required to deliver to Administrative Agent any such reports unless such reports involve matters that have not been fully resolved by management of Company;

            (viii) SEC Filings and Press Releases: promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries;

            (ix) Events of Default, etc.: promptly upon any president, vice president, chief financial officer, assistant treasurer, or other senior officer of any Borrower obtaining knowledge (a) of any condition or event that constitutes an Event of Default, or becoming aware that any Lender has given any notice (other


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      than to Administrative Agent) or taken any other action with respect to a claimed Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, (c) of any condition or event that would be required to be disclosed in a current report filed by Company with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) if Company were required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

            (x) Litigation or Other Proceedings: promptly upon any officer of any Borrower obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries (collectively, "PROCEEDINGS") not previously disclosed in writing by Borrowers to Lenders or (Y) any material development in any Proceeding that, in any case:

                        (1) if adversely determined, has a reasonable
                  possibility of giving rise to a Material Adverse Effect; or

                        (2) seeks to enjoin or otherwise prevent the
                  consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

      written notice thereof together with such other information as may be reasonably available to any Borrower to enable Lenders and their counsel to evaluate such matters;

            (xi) ERISA Events: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect


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      thereto and, when known, any action taken or threatened by the Internal
      Revenue Service, the Department of Labor or the PBGC with respect thereto;

            (xii) ERISA Notices: with reasonable promptness, copies of (a) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Company, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (b) all notices received by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (c) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

            (xiii) Financial Plans: as soon as practicable and in any event no later than 30 days after the beginning of each Fiscal Year, a consolidated and consolidating plan and financial forecast for such Fiscal Year and the next five succeeding Fiscal Years (the "FINANCIAL PLAN" for such Fiscal Years), including without limitation (a) forecasted consolidated and consolidating balance sheets and forecasted consolidated and consolidating statements of income and cash flows of Company and its Subsidiaries for each such Fiscal Year, together with pro forma Compliance Certificates for each such Fiscal Year and an explanation of the assumptions on which such forecasts are based, (b) forecasted consolidated and consolidating statements of income and cash flows of Company and its Subsidiaries for each month of each such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, and (c) such other information and projections as any Lender may reasonably request;

            (xiv) Insurance: as soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Company and its Subsidiaries and all material insurance coverage planned to be maintained by Company and its Subsidiaries in the immediately succeeding Fiscal Year;

            (xv) Board of Directors: with reasonable promptness, written notice of any change in the Board of Directors of Company;

            (xvi) New Subsidiaries: promptly upon any Person becoming a Subsidiary of Company, a written notice setting forth with respect to such Person


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      (a) the date on which such Person became a Subsidiary of Company and (b)
      all of the data required to be set forth in Schedule 5.1 annexed hereto with respect to all Subsidiaries of Company (it being understood that such written notice shall be deemed to supplement Schedule 5.1 annexed hereto for all purposes of this Agreement);

            (xvii) Material Contracts: promptly, and in any event within ten Business Days after any Material Contract of Company or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Company or such Subsidiary, as the case may be, or any new Material Contract is entered into, a written statement describing such event with copies of such material amendments or new contracts, and an explanation of any actions being taken with respect thereto;

            (xviii) UCC Search Report: As promptly as practicable after the date of delivery to Administrative Agent of any UCC or PPSA financing statement (or equivalent filings under the laws of Quebec) executed by any Loan Party pursuant to subsection 6.8A, copies of completed UCC or PPSA searches (or equivalent searches in the Quebec Register of Personal and Movable Real Rights) evidencing the proper filing, recording and indexing of all such UCC, PPSA or Quebec financing statements and listing all other effective financing statements that name such Loan Party as debtor, together with copies of all such other financing statements not previously delivered to Administrative Agent by or on behalf of Company or such Loan Party;

            (xix) Borrowing Base Certificate: within 10 days after the end of each month, a completed Borrowing Base Certificate for that month;

            (xx) Payment of Canadian Taxes: together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (ii) and (iii) above, an Officers' Certificate of Company stating that Borrowers have paid all withholding taxes and other deductions required under Canadian law in respect of payments made by the Canadian Borrower including, without limitation, dividends and payments of principal or interest made by the Canadian Borrower to Company, together with calculations of such taxes and deductions in reasonable detail;

            (xxi) Calculation of Acquisition Reserves: not more than thirty days after each Fiscal Month, and five Business Days prior to delivering to the


                                      146
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      Administrative Agent a Notice of Borrowing for Acquisition Loans, an
      Officers' Certificate setting forth the calculation of the US Acquisition Reserve and the Canadian Acquisition Reserve (including a break out of each individual component) as of the date of such certificate;

            (xxii) Payment of Subordinated Indebtedness: not more than thirty days after each Fiscal Month, an Officers' Certificate attaching a schedule of all payments scheduled to be due on Subordinated Indebtedness payable in the following 12 Fiscal Months;

            (xxiii) Pro Forma Adjustments: together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivision (i) above, an Officers' Certificate setting forth the adjustments made to Consolidated EBITDA to calculate Consolidated EBITDA on a Pro Forma Basis for 12 Fiscal Month period ending on the day of such financial statements, broken down by month and Subsidiary and otherwise in substantially the same form as Schedule 1.1P; and

            (xxiv) Other Information: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

6.2   CORPORATE EXISTENCE, ETC.

            Except as permitted under subsection 7.7, each Borrower will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business; provided, however that neither Company nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Board of Directors of Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Company and its Subsidiaries, taken as a whole, or Lenders.

6.3   PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.

      A. Each Borrower will, and will cause Holdings and each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including, without limitation, claims for


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labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (1) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (2) in the case of a charge or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim.

      B. Each Borrower will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Holdings or any of its Subsidiaries).

6.4 MAINTENANCE OF PROPERTIES; INSURANCE; APPLICATION OF NET INSURANCE/ CONDEMNATION PROCEEDS.

      A. MAINTENANCE OF PROPERTIES. Each Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries (including, without limitation, all Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

      B. INSURANCE. Each Borrower will maintain or cause to be maintained, with financially sound and reputable insurers acceptable to Administrative Agent and having an A.M. Best rating of not less than A, XI, commercial general liability and "all risk" property insurance on a replacement cost basis, including business interruption insurance, with respect to liabilities, losses or damages to assets and properties of Company and its Subsidiaries as may be customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained (i) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (ii) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance


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companies, in such amounts, with such deductibles, and covering such risks as are at all times satisfactory to Administrative Agent in its commercially reasonable judgment. Each such policy of insurance shall (a) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (b) in the case of each property insurance policy, including business interruption, contain a loss payable clause or endorsement, satisfactory in form and substance to Administrative Agent, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss in excess of $100,000 and provides for at least 30 days' prior written notice to Administrative Agent of any modification, non-renewal or cancellation of such policy.

      C.    APPLICATION OF NET INSURANCE/CONDEMNATION PROCEEDS.

            (i) Business Interruption Insurance. Upon receipt by Company or any of its Subsidiaries of any business interruption insurance proceeds constituting Net Insurance/Condemnation Proceeds, (a) so long as no Event of Default shall have occurred and be continuing, Company or such Subsidiary may retain and apply such Net Insurance/Condemnation Proceeds for working capital purposes, and (b) if an Event of Default shall have occurred and be continuing, Company shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Commitments shall be reduced and/or the Loans shall be collateralized) as provided in subsection 2.4B(iii)(b);

            (ii) Casualty Insurance/Condemnation Proceeds. Upon receipt by Company or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds other than from business interruption insurance, (a) so long as no Event of Default shall have occurred and be continuing, Company shall, or shall cause one or more of its Subsidiaries to, promptly and diligently apply such Net Insurance/Condemnation Proceeds to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received or, to the extent not so applied, to prepay the Loans (and/or the Commitments shall be reduced) as provided in subsection 2.4B(iii)(b), and (b) if an Event of Default shall have occurred and be continuing, the Borrowers shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Commitments shall be reduced and/or the Loans shall be collateralized) as provided in subsection 2.4B(iii)(b).


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            (iii) Net Insurance/Condemnation Proceeds Received by Administrative
      Agent. Upon receipt by Administrative Agent of any Net Insurance/Condemnation Proceeds as loss payee, if and to the extent a Borrower would have been required to apply such Net Insurance/Condemnation Proceeds (if it had received them directly) to prepay the Loans and/or reduce the Commitments and/or to collateralize the Loans, Administrative Agent shall, and each Borrower hereby authorizes Administrative Agent to, apply such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Commitments shall be reduced and/or the Loans shall be collateralized) as provided in subsection 2.4B(iii)(b).

6.5   INSPECTION RIGHTS; AUDITS; LENDER MEETING.

      A. INSPECTION RIGHTS. Each Borrower shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Company or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested. Except during times when an Event of Default shall have occurred and is continuing, each Lender may request only two such inspections during each twelve-month period after the Effective Date; provided that Lenders shall use reasonable efforts to coordinate and conduct joint inspections.

      B. AUDITS. Each Borrower shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by Administrative Agent to conduct audits of all accounts receivable and all books and records pertaining to determination of Consolidated EBITDA on a Pro Forma Basis of Loan Parties upon reasonable notice and at such reasonable times during normal business hours as may reasonably be requested. Except during times when an Event of Default shall have occurred and is continuing, Administrative Agent may request only one such audit during each twelve-month period after the Effective Date.

      C. LENDER MEETING. Each Borrower will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Company's corporate offices (or at


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such other location as may be agreed to by such Borrower and Administrative
Agent) at such time as may be agreed to by such Borrower and Administrative
Agent.

6.6   COMPLIANCE WITH LAWS, ETC.

            Each Borrower shall comply, and shall cause each of its Subsidiaries and all other Persons on or occupying any Facilities to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Environmental Laws), noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

6.7 ENVIRONMENTAL REVIEW AND INVESTIGATION, DISCLOSURE, ETC.; COMPANY'S ACTIONS REGARDING HAZARDOUS MATERIALS ACTIVITIES, ENVIRONMENTAL CLAIMS AND VIOLATIONS OF ENVIRONMENTAL LAWS.

      A. ENVIRONMENTAL REVIEW AND INVESTIGATION. Each Borrower agrees that Administrative Agent may, from time to time and in its reasonable discretion,
(i) retain, at Borrowers' expense, an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials prepared by or for the Borrowers and (ii) in the event
(a) Administrative Agent reasonably believes that a Borrower has breached any representation, warranty or covenant contained in subsection 5.6, 5.13, 6.6 or
6.7 or that there has been a material violation of Environmental Laws at any Facility or by Company or any of its Subsidiaries at any other location or (b) an Event of Default has occurred and is continuing, conduct its own investigation of any Facility; provided that, in the case of any Facility no longer owned, leased, operated or used by Company or any of its Subsidiaries, the Borrowers shall only be obligated to use their best efforts to obtain permission for Administrative Agent's professional consultant to conduct an investigation of such Facility. For purposes of conducting such a review and/or investigation, the Borrowers hereby grant to Administrative Agent and its agents, employees, consultants and contractors the right to enter into or onto any Facilities currently owned, leased, operated or used by Company or any of its Subsidiaries and to perform such tests on such property (including taking samples of soil, groundwater and suspected asbestos-containing materials) as are reasonably necessary in connection therewith. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Company and Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such Facility or to cause any damage or loss to any property at such Facility. The Borrowers and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Administrative Agent pursuant


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to this subsection 6.7A will be obtained and shall be used by Administrative
Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the Loans and to protect Lenders' security interests, if any, created by the Loan Documents. Administrative Agent agrees to deliver a copy of any such report to the Borrowers with the understanding that the Borrowers acknowledge and agree that (x) they will indemnify and hold harmless Administrative Agent and each Lender from any costs, losses or liabilities relating to the Borrowers' use of or reliance on such report, (y) neither Administrative Agent nor any Lender makes any representation or warranty with respect to such report, and (z) by delivering such report to the Borrowers, neither Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

      B. ENVIRONMENTAL DISCLOSURE. The Borrowers will deliver to Administrative Agent and Lenders:

            (i) Environmental Audits and Reports. As soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Company or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or with respect to any Environmental Claims which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

            (ii) Notice of Certain Releases, Remedial Actions, Etc. Promptly upon the occurrence thereof, written notice describing in reasonable detail of (a) any Release required to be reported to any United States federal, Canadian federal, state, provincial or local governmental or regulatory agency under any applicable Environmental Laws, (b) any remedial action taken by Company or any other Person in response to (1) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (2) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect, and (c) any Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any


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      part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws.

            (iii) Written Communications Regarding Environmental Claims, Releases, Etc. As soon as practicable following the sending or receipt thereof by Company or any of its Subsidiaries, a copy of any and all written communications with respect to (a) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (b) any Release required to be reported to any United States federal, Canadian federal, state, provincial, or local governmental or regulatory agency, and (c) any request for information from any governmental agency that suggests such agency is investigating whether Company or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity.

            (iv) Notice of Certain Proposed Actions Having Environmental Impact. Prompt written notice describing in reasonable detail (a) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that could reasonably be expected to (1) expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (2) affect the ability of Company or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (b) any proposed action to be taken by Company or any of its Subsidiaries to commence manufacturing or other industrial operations or to modify current operations in a manner that could reasonably be expected to subject Company or any of its Subsidiaries to any material additional obligations or requirements under any Environmental Laws.

            (v) Other Information. With reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this subsection 6.7.

      C. BORROWERS' ACTIONS REGARDING HAZARDOUS MATERIALS ACTIVITIES, ENVIRONMENTAL CLAIMS AND VIOLATIONS OF ENVIRONMENTAL LAWS.

            (i) Remedial Actions Relating to Hazardous Materials Activities. Borrowers shall promptly undertake, and shall cause each of its Subsidiaries promptly to undertake, any and all investigations, studies, sampling, testing,


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      abatement, cleanup, removal, remediation or other response actions necessary to remove, remediate, clean up or abate any Hazardous Materials Activity on, under or about any Facility that is in violation of any Environmental Laws or that presents a material risk of giving rise to an Environmental Claim. In the event Company or any of its Subsidiaries undertakes any such action with respect to any Hazardous Materials, Company or such Subsidiary shall conduct and complete such action in compliance with all applicable Environmental Laws and in accordance with the policies, orders and directives of all United States federal, Canadian federal, state, provincial, and local governmental authorities except when, and only to the extent that, Company's or such Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by Company or such Subsidiary.

            (ii) Actions with Respect to Environmental Claims and Violations of Environmental Laws. Borrowers shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by Company or its Subsidiaries, if such violation could be expected to cause a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against Company or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder.

6.8 EXECUTION OF GUARANTIES AND PERSONAL PROPERTY COLLATERAL DOCUMENTS BY FUTURE SUBSIDIARIES.

      A. EXECUTION OF GUARANTIES AND PERSONAL PROPERTY COLLATERAL DOCUMENTS. In the event that any Person becomes a Subsidiary of Company after the date hereof, Company will promptly notify Administrative Agent of that fact and cause such Subsidiary to execute and deliver to Administrative Agent a counterpart of the Domestic Subsidiary Guaranty, the Security Agreement, and any Grants of IP Collateral and schedules required by the Security Agreement (if such Subsidiary is a Domestic Subsidiary) or a counterpart of the Canadian Subsidiary Guaranty and a copy of each Canadian Collateral Document (if such Subsidiary is a Canadian Subsidiary) and to take all such further actions and execute all such further documents and instruments (including without limitation actions, documents and instruments comparable to those described in subsection 4.1J of the Original Credit Agreement) as may be necessary or, in the opinion of Administrative Agent, desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on all of the personal and


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mixed property assets of such Subsidiary described in the applicable forms of
Collateral Documents.

      B. SUBSIDIARY CHARTER DOCUMENTS, LEGAL OPINIONS, ETC. Company shall deliver to Administrative Agent, together with such Loan Documents, (i) certified copies of such Subsidiary's Certificate or Articles of Incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and each other state in which such Person is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each to be dated a recent date prior to their delivery to Administrative Agent, (ii) a copy of such Subsidiary's Bylaws, certified by its corporate secretary or an assistant secretary as of a recent date prior to their delivery to Administrative Agent, (iii) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (a) the fact that the attached resolutions of the Board of Directors of such Subsidiary approving and authorizing the execution, delivery and performance of such Loan Documents are in full force and effect and have not been modified or amended and (b) the incumbency and signatures of the officers of such Subsidiary executing such Loan Documents, and (iv) a favorable opinion of counsel to such Subsidiary, in form and substance satisfactory to Administrative Agent and its counsel, as to (a) the due organization and good standing of such Subsidiary,
(b) the due authorization, execution and delivery by such Subsidiary of such Loan Documents, (c) the enforceability of such Loan Documents against such Subsidiary, (d) such other matters (including without limitation matters relating to the creation and perfection of Liens in any Collateral pursuant to such Loan Documents) as Administrative Agent may reasonably request, all of the foregoing to be satisfactory in form and substance to Administrative Agent and its counsel.

      C. PLEDGE AND GUARANTY BY CANADIAN RESIDENT STOCKHOLDER. In the event that at any time after the Effective Date any Person acquires any shares of capital stock of METC Holdings that have not been pledged to Administrative Agent, Company will cause such Person, upon the acquisition of such shares of capital stock, to execute a Canadian Resident Guaranty in form and substance satisfactory to Administrative Agent and a Canadian Resident Hypothec in form and substance satisfactory to Administrative Agent pursuant to which such Person shall pledge all such shares of capital stock to secure his or her obligations under such guaranty, and to take all such further actions and execute all such further documents and instruments (including without limitation actions, documents and instruments comparable to those described in subsection 4.1F of the


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Existing Credit Agreement) as may be necessary or, in the opinion of
Administrative Agent, desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on the shares of capital stock of METC Holdings held by such Person.

      D. METC HOLDINGS UNANIMOUS SHAREHOLDERS AGREEMENT. In the event that at any time after the Effective Date any Person acquires any shares of capital stock of METC Holdings, Company will cause such Person, upon the acquisition of such shares of capital stock, to adhere to the METC Holdings Unanimous Shareholders Agreement.

6.9   MATTERS RELATING TO ADDITIONAL REAL PROPERTY COLLATERAL.

      A. [INTENTIONALLY OMITTED].

      B. ADDITIONAL MORTGAGES, ETC. From and after the Effective Date, in the event that (i) any Borrower or any Domestic Subsidiary Guarantor or Canadian Subsidiary Guarantor acquires any fee interest in real property or (ii) at the time any Person becomes a Domestic Subsidiary Guarantor or a Canadian Subsidiary Guarantor, such Person owns or holds any fee interest in real property, excluding any such Real Property Asset the encumbrancing of which requires the consent of any applicable lessor or (in the case of clause (ii) above) then-existing senior lienholder, where a Borrower and its Subsidiaries are unable to obtain such lessor's or senior lienholder's consent (any such non-excluded Real Property Asset described in the foregoing clause (i) or (ii) being an "ADDITIONAL MORTGAGED PROPERTY"), such Borrower or such Guarantor shall deliver to Administrative Agent, as soon as practicable after such Person acquires such Additional Mortgaged Property or becomes a Guarantor, as the case may be, the following:

            (i) Additional Mortgage. A fully executed and notarized Mortgage (an "ADDITIONAL MORTGAGE"), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering the interest of such Loan Party in such Additional Mortgaged Property;

            (ii) Opinions of Counsel. (a) A favorable opinion of counsel to such Loan Party, in form and substance satisfactory to Administrative Agent and its counsel, as to the due authorization, execution and delivery by such Loan Party of such Additional Mortgage and such other matters as Administrative Agent may reasonably request, and (b) if required by Administrative Agent, an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) in the state in which such Additional Mortgaged Property is located with respect


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      to the enforceability of such Additional Mortgage and such other matters
      (including without limitation any matters governed by the laws of such state regarding personal property security interests in respect of any Collateral) as Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent;

            (iii) Title Insurance. (a) If required by Administrative Agent, an ALTA mortgagee title insurance policy or an unconditional commitment therefor (an "ADDITIONAL MORTGAGE POLICY") issued by the Title Company with respect to such Additional Mortgaged Property, in an amount satisfactory to Administrative Agent, insuring fee simple title to, or a valid leasehold interest in, such Additional Mortgaged Property vested in such Loan Party and assuring Administrative Agent that such Additional Mortgage creates a valid and enforceable First Priority mortgage Lien on such Additional Mortgaged Property, subject only to a standard survey exception, which Additional Mortgage Policy (1) shall include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by Administrative Agent and
      (2) shall provide for affirmative insurance and such reinsurance as Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Administrative Agent; and (b) evidence satisfactory to Administrative Agent that such Loan Party has (i) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Additional Mortgage Policy and (ii) paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Additional Mortgage Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Additional Mortgage in the appropriate real estate records;

            (iv) Title Report. If no Additional Mortgage Policy is required with respect to such Additional Mortgaged Property, a title report issued by the Title Company with respect thereto, dated not more than 30 days prior to the date such Additional Mortgage is to be recorded and satisfactory in form and substance to Administrative Agent;

            (v) Copies of Documents Relating to Title Exceptions. Copies of all recorded documents listed as exceptions to title or otherwise referred to in the


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      Additional Mortgage Policy or title report delivered pursuant to clause
      (iii) or (iv) above;

            (vi) Matters Relating to Flood Hazard Properties. (a) Evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to (1) whether such Additional Mortgaged Property is a Flood Hazard Property and (2) if so, whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if such Additional Mortgaged Property is a Flood Hazard Property, such Loan Party's written acknowledgement of receipt of written notification from Administrative Agent (1) that such Additional Mortgaged Property is a Flood Hazard Property and (2) as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (c) in the event such Additional Mortgaged Property is a Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, evidence that Company has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System; and

            (vii) Environmental Audit. If required by Administrative Agent, reports and other information, in form, scope and substance satisfactory to Administrative Agent and prepared by environmental consultants satisfactory to Administrative Agent, concerning any environmental hazards or liabilities to which Company or any of its Subsidiaries may be subject with respect to such Additional Mortgaged Property.

      C. REAL ESTATE APPRAISALS. Each Borrower shall, and shall cause each of its Subsidiaries to, permit an independent real estate appraiser satisfactory to Administrative Agent, upon reasonable notice, to visit and inspect any Additional Mortgaged Property for the purpose of preparing an appraisal of such Additional Mortgaged Property satisfying the requirements of any applicable laws and regulations (in each case to the extent required under such laws and regulations as determined by Administrative Agent in its discretion).

6.10  OPERATION OF METC AND METC HOLDINGS.

      A.    OWNERSHIP AND OPERATION OF METC HOLDINGS.


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            (i) Each Borrower shall cause METC Holdings to engage in no business other than the business of owning shares of capital stock of METC, to incur no liabilities other than liabilities under the Loan Documents, and to own no assets other than shares of capital stock of METC.

            (ii) Each Borrower shall cause METC Holdings to issue no shares of capital stock after the Effective Date; provided that METC Holdings may issue shares of capital stock to a natural person who is a resident of Canada for the purpose of and to the extent reasonably necessary to comply with applicable laws, rules, regulations and orders of the Province of Ontario concerning the sales of insurance products, if, simultaneously with such issuance, such person complies with the provisions of subsections 6.8C and 6.8D. Such person shall, upon receipt of such shares of capital stock, become a Canadian Resident Stockholder hereunder.

            (iii) Borrowers shall not permit METC Holdings to declare, make or pay (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of METC Holdings now or hereafter outstanding, except dividends payable to the Canadian Borrower, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of METC Holdings now or hereafter outstanding, or (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of METC Holdings now or hereafter outstanding.

      B. OWNERSHIP AND OPERATION OF METC.

            (i) Without limiting the generality of subsection 6.6, each Borrower shall cause METC to at all times be owned and operated in compliance with the requirements of all applicable laws, rules, regulations and orders of the Province of Ontario concerning the sales of insurance products, and to maintain in full force and effect all licenses issued by the Province of Ontario or any subdivision thereof that are necessary or useful for the continued operation of METC as conducted on the Effective Date.

            (ii) Borrowers shall not permit METC to issue any shares of capital stock to any Person other than the Canadian Borrower and METC Holdings.


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6.11  YEAR 2000 COMPLIANCE.

            Borrowers shall perform all acts reasonably necessary to ensure that Company and its Subsidiaries and all suppliers and vendors that are material to the business of Company and its Subsidiaries, are as of the Effective Date, and thereafter remain, Year 2000 Compliant. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Company's and its Subsidiaries' systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by and that are material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Company and Canadian Borrower shall, immediately upon request, provide to Administrative Agent such certifications or other evidence of their compliance with the terms of this paragraph as Administrative Agent may from time to time require.

6.12  SOLVENCY.

            Each Borrower shall at all times be Solvent and shall cause such Borrower and its Subsidiaries, taken as a whole, to at all times be Solvent.

6.13  BLOCKED ACCOUNTS.

      A. On the Effective Date, Company shall deliver to Administrative Agent a list of each deposit account maintained by each Borrower or any of their Subsidiaries (other than zero balance payroll accounts) (each such account being a "Blocked Account"). Each Borrower shall cause each bank at which any Blocked Account is maintained (each, a "Blocked Account Bank") to enter into an agreement (a "Blocked Account Agreement") with Company or its Subsidiaries, as applicable, and Administrative Agent pursuant to which such Blocked Account Bank shall acknowledge and agree that all amounts and remittances deposited into the Blocked Accounts are pledged to Administrative Agent and Lenders and are to be held by such Blocked Account Bank for the benefit of the Administrative Agent and Lenders, subject to customary exceptions for fees and chargebacks for uncollected funds that are acceptable to Administrative Agent.

      B. Each Borrower shall cause all payments with respect to all accounts and all other amounts paid and remittances made to Company or any of its Subsidiaries by its customers to be deposited into the Blocked Accounts.


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      C. Company and its Subsidiaries may from time to time, with 10 days' prior written notice to Administrative Agent, open additional Blocked Accounts if and only if Company delivers to Administrative Agent within two days of the date such Blocked Account is opened a Blocked Account Agreement with respect to such Blocked Account, executed by the applicable Blocked Account Bank and Company or the applicable Subsidiary. Company and its Subsidiaries may, with prior notice to Administrative Agent, close any Blocked Account at any time provided that all funds in such Blocked Accounts are transferred simultaneously with the closing of such Blocked Account to another Blocked Account of Company or to Company's operating account with Administrative Agent.

6.14 POST CLOSING MATTERS.

            Each Borrower shall comply with all covenants and obligations set forth on Schedule 6.14 hereto, which are incorporated herein by this reference.

SECTION 7.  BORROWERS' NEGATIVE COVENANTS

            Each Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, such Borrower shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7.

7.1   INDEBTEDNESS.

            Each Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

            (i) Each Borrower may become and remain liable with respect to the Obligations;

            (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;


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
            (iii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases; provided that such Capital Leases are permitted under the terms of subsection 7.9;

            (iv) Company may become and remain liable with respect to Indebtedness to any of its wholly-owned Subsidiaries, and any wholly-owned Subsidiary of Company may become and remain liable with respect to Indebtedness to Company or any other wholly-owned Subsidiary of Company; provided that (a) all such intercompany Indebtedness shall be evidenced by promissory notes, (b) all such intercompany Indebtedness owed by Company to any of its Subsidiaries shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement, and (c) any payment by any Subsidiary of Company under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made;

            (v) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 7.1 annexed hereto, and any refinancings of such Indebtedness; provided that any such refinancing Indebtedness shall contain terms and conditions that are no less favorable to Company and its Subsidiaries than those governing the Indebtedness refinanced, the principal amount of any such refinancing Indebtedness shall not exceed the principal amount of the Indebtedness so refinanced at the time of the refinancing thereof, and any such refinancing Indebtedness of Subordinated Indebtedness shall be subordinated to the payment of the Obligations to at least the same extent as such refinanced Subordinated Indebtedness;

            (vi) Company and its Subsidiaries may become and remain liable with respect to Equipment Indebtedness to the extent permitted by subsection 7.9; and

            (vii) Company (but not its Subsidiaries) may become and remain liable with respect to Permitted Acquisition Indebtedness; provided that immediately after giving effect to the incurrence of such Permitted Acquisition Indebtedness, Borrowers shall be in compliance with all of their covenants on a Pro Forma Basis.


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
7.2   LIENS AND RELATED MATTERS.

      A. PROHIBITION ON LIENS. Each Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any State, the PPSA as in effect in any Province of Canada, or under any similar recording or notice statute, except:

            (i) Permitted Encumbrances;

            (ii) Liens granted pursuant to the Collateral Documents;

            (iii) Liens described in Schedule 7.2 annexed hereto;

            (iv) Liens securing Equipment Indebtedness permitted by subsections 7.1(vi) and 7.9, provided that such Liens encumber only the assets that secured such Equipment Indebtedness at the time of the Acquisition of the related Acquired Business;

            (v) cash placed in escrow to secure payment of Permitted Contingent Acquisition Obligations (other than Subordinated Contingent Acquisition Obligations) incurred after the Second Closing Date; provided that (x) the amount of such cash does not exceed the amount of such Permitted Contingent Acquisition Obligations and (y) Administrative Agent has a First Priority Lien on such cash, subject only to the interests of the party to whom such Permitted Contingent Acquisition Obligations and Permitted Acquisition Obligations are owed and to Liens securing obligations owed to the depositary institution at which such escrow is maintained for customary fees and expenses; and

            (vi) Other Liens securing Indebtedness in an aggregate amount not to exceed $500,000 at any time outstanding.

      B. EQUITABLE LIEN IN FAVOR OF LENDERS. If Company or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of

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subsection 7.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 7.2A.

      C. NO FURTHER NEGATIVE PLEDGES. Except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, neither any Borrower nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired; provided that the foregoing shall not apply to restrictions against the assignment or encumbrance of the lessee's or licensee's interest in leases of tangible goods or licenses of intellectual property that were entered into in the ordinary course of Company's or its Subsidiaries' business or that were entered into by any Subsidiary acquired after Effective Date if such restrictions existed at the time such Subsidiary was acquired and were not created in anticipation of such acquisition.

      D. NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO COMPANY OR OTHER SUBSIDIARIES. Except as provided herein, each Borrower will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company.

7.3 INVESTMENTS; JOINT VENTURES.

            Each Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

            (i) Company and its Subsidiaries may make and own Investments in Cash Equivalents;

            (ii) Company and its Subsidiaries may continue to own the Investments owned by them as of the Effective Date in any Subsidiaries of Company;

            (iii) Company and its Subsidiaries may make intercompany loans to the extent permitted under subsection 7.1(iv);

            (iv) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted by subsection 7.8;

            (v) Company and its Subsidiaries may continue to own the Investments owned by them and described in Schedule 7.3 annexed hereto;

            (vi) Company and its Subsidiaries may make and own Qualified Investments maintained in the Investment Account to the extent required by subsection 2.4B(iv);

            (vii) Company and its Subsidiaries may make and own Investments permitted by subsection 7.7(vi); and

            (viii) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $100,000.

7.4   CONTINGENT OBLIGATIONS.

            Each Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

            (i) Company may become and remain liable with respect to Contingent Obligations in respect of the Company Guaranty;

            (ii) Subsidiaries of Company may become and remain liable with respect to Contingent Obligations in respect of the Domestic Subsidiary Guaranty and the Canadian Subsidiary Guaranty;

            (iii) Company may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit;

            (iv)  [intentionally omitted]

            (v) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets;

            (vi) Company (but not its Subsidiaries) may become and remain liable with respect to Permitted Contingent Acquisition Obligations;

            (vii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of any Indebtedness of Company (other than Permitted Acquisition Indebtedness) or any of its Subsidiaries permitted by subsection 7.1;

            (viii) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 7.4 annexed hereto;

            (ix)  [intentionally omitted]; and

            (x) Company and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $250,000.

7.5   RESTRICTED JUNIOR PAYMENTS.

            Each Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that (i) so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, each Borrower may pay amounts owed under or in respect of Subordinated Acquisition Indebtedness and Subordinated Contingent Acquisition Obligations when such obligations become due and payable in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the agreements pursuant to which such Subordinated Acquisition Indebtedness and Subordinated Contingent Acquisition Obligations were incurred, as such agreements may be amended from time to time to the extent permitted under subsection 7.15B, (ii) so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, Company may make Restricted Junior Payments to Holdings (a) in an aggregate amount not to exceed $50,000 in any Fiscal Year, to the extent necessary to permit Holdings to pay general administrative costs and expenses,

(b) in an aggregate amount not to exceed $500,000 in any Fiscal Year or $2,500,000 during the term of this Agreement, to the extent necessary to permit Holdings to repurchase shares of Holdings Common Stock (or options or warrants to acquire Holdings Common Stock) from Management Investors and other officers and employees of Company and its Subsidiaries and their assignees, in each case upon the termination of employment of such Management Investor, officer or employee by Company and its Subsidiaries, and (c) to the extent necessary to permit Holdings to discharge the consolidated tax liabilities of Holdings and its Subsidiaries, in each case so long as Holdings applies the amount of any such Restricted Junior Payment for such purpose.

7.6   FINANCIAL COVENANTS.

      A.    MINIMUM INTEREST COVERAGE RATIO.

            (i) Company shall not permit the ratio of (x) Consolidated EBITDA to
      (y) Consolidated Net Interest Expense for each period commencing on December 1, 1999 and ending on March 31, 2000, June 30, 2000, and September 30, 2000, to be less than 3.00 to 1.00.

            (ii) Company shall not permit the ratio of (x) Consolidated EBITDA to (y) Consolidated Net Interest Expense, as of the last day of any four Fiscal Quarter period ending after September 30, 2000, to be less than
      3.00 to 1.00.

      B.    MINIMUM FIXED CHARGE COVERAGE RATIO.

            (i) Company shall not permit the ratio of (x) Consolidated EBITDA minus Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures (including sale-leasebacks permitted in subsection 7.10) and excluding Consolidated Capital Expenditures made pursuant to subsection 7.8C) to (y) Consolidated Fixed Charges for each period commencing on December 1, 1999 and ending on March 31, 2000, June 30, 2000, and September 30, 2000, to be less than
      1.25 to 1.00.

            (ii) Company shall not permit the ratio of (x) Consolidated EBITDA minus Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures (including sale-leasebacks permitted in subsection 7.10) and excluding Consolidated Capital Expenditures made pursuant to subsection 7.8C) to (y) Consolidated Fixed Charges as of the last day of any four Fiscal Quarter period ending after September 30, 2000, to be less than 1.25 to 1.00.

      C. MAXIMUM SENIOR DEBT LEVERAGE RATIO. Company shall not permit the Senior Debt Leverage Ratio during any period set forth below to exceed the correlative ratio indicated:


                     PERIOD                     SENIOR DEBT LEVERAGE RATIO
                     ------                     --------------------------
      Effective Date through Feb. 27, 2002              4.00:1.00
      Feb. 28, 2002 through Aug. 30, 2002               3.75:1.00
      Aug. 31, 2002 through Dec. 30, 2002               3.65:1.00
      Dec. 31, 2002 through June 29, 2003               3.50:1.00
      June 30, 2003 through Dec. 30, 2003               3.25:1.00
          Dec. 31, 2003 and thereafter                  3.00:1.00


      D. MAXIMUM ADJUSTED SENIOR DEBT LEVERAGE RATIO. Company shall not permit the Adjusted Senior Debt Leverage Ratio during any period set forth below to exceed the correlative ratio indicated; provided that Company shall not be obligated to comply with this covenant during any period for which Holdings and its Subsidiaries have no Contingent Acquisition Obligations:

                     PERIOD                ADJUSTED SENIOR DEBT LEVERAGE RATIO
                     ------                -----------------------------------
      Effective Date through May 30, 2000               3.85:1.00
          May 31, 2000 and thereafter                   3.75:1.00

      E. MAXIMUM TOTAL DEBT LEVERAGE RATIO. Company shall not permit the Total Debt Leverage Ratio during any period set forth below to exceed the correlative ratio indicated:

                     PERIOD                     TOTAL DEBT LEVERAGE RATIO
                     ------                     -------------------------
      Effective Date through Feb. 27, 2002              4.50:1.00
      Feb. 28, 2002 through Aug. 30, 2002               4.25:1.00
      Aug. 31, 2002 through Dec. 30, 2002               4.15:1.00
      Dec. 31, 2002 through June 29, 2003               4.00:1.00
      June 30, 2003 through Dec. 30, 2003               3.75:1.00
          Dec. 31, 2003 and thereafter                  3.50:1.00

7.7   RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS.

            Each Borrower shall not, and shall not permit any of its Subsidiaries to, alter the corporate, capital or legal structure of Company or any of its Subsidiaries, or enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of any Person, or any division or line of business of any Person, except:

            (i) any Subsidiary of Company may be merged with or into Company or any wholly-owned Domestic Subsidiary Guarantor or Canadian Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any wholly-owned Domestic Subsidiary Guarantor or Canadian Subsidiary Guarantor; provided that, in the case of such a merger, Company or such wholly-owned Domestic Subsidiary Guarantor or Canadian Subsidiary Guarantor shall be the continuing or surviving corporation;

            (ii) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted under subsection 7.8;

            (iii) Company and its Subsidiaries may dispose of obsolete, worn out or surplus property in the ordinary course of business;

            (iv) Company and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales; provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof;

            (v) subject to subsection 7.13, Company and its Subsidiaries may make Asset Sales of assets having an aggregate fair market value not in excess of $100,000 provided that (x) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; and (y) any Asset Sale Proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a);

            (vi) Company or any of its Subsidiaries may make Permitted Acquisitions; provided that Company shall, and shall cause its Subsidiaries to, comply with the requirements of subsections 6.8 and 6.9 with respect to such acquisitions; and

            (vii) Company or any of its Subsidiaries may sell or transfer property as an Asset Sale in connection with sale and lease-back transactions permitted under subsection 7.10.

7.8   CONSOLIDATED CAPITAL EXPENDITURES.

      A.    Except as set forth in subsections 7.8B and 7.8C,

            (i) each Borrower shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures in excess of $1,000,000 for the period from the Effective Date to and including December 31, 1999; and

            (ii) each Borrower shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures for any four Fiscal Quarter period ending after December 31, 1999, in excess of 5.5% of Consolidated Net Revenue for such four Fiscal Quarter period as measured on the last day thereof.

      B. In addition to the Consolidated Capital Expenditures permitted by subsections 7.8A and 7.8C, Company and its Subsidiaries may make Consolidated Capital Expenditures during the period from January 1, 2000 to and including December 31, 2000 in an amount not to exceed $2,000,000 to upgrade Company's and its Subsidiaries' financial and MIS reporting systems.

      C. In addition to the Consolidated Capital Expenditures permitted by subsections 7.8A and 7.8B, Company and its Subsidiaries may make Consolidated Capital Expenditures with the proceeds of cash contributions made by Willis Stein and BCI to Holdings after the Effective Date pursuant to Sections 1.04,
1.05 and 1.06 of the Recapitalization Agreement, if each of the following conditions is met: (i) such cash contributions to Holdings are contributed in cash to the capital of Company and are used to make such Consolidated Capital Expenditures within thirty (30) days after receipt thereof by Holdings, (ii) no Event of Default shall have occurred and be continuing at the time such Consolidated Capital Expenditures are made, and (iii) Requisite Lenders shall have given prior written approval of the use of such cash contributions for such purpose.

7.9   RESTRICTION ON EQUIPMENT INDEBTEDNESS AND CAPITAL LEASES.

      Each Borrower shall not permit the ratio of (x) the aggregate principal amount of all Indebtedness owed under Capital Leases (other than intercompany leases between Company and its wholly-owned Subsidiaries) for which the Borrowers and their Subsidiaries have become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee thereunder plus the aggregate principal amount of all Equipment Indebtedness for which the Borrowers and their Subsidiaries have become liable in any way, whether directly or by assignment or as a guarantor or other surety, to (y) Consolidated EBITDA, determined on a Pro Forma Basis, as of the last day of any 12 Fiscal Month period, to be greater than 0.25 to 1.00.

7.10  SALES AND LEASE-BACKS.

      A. Each Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries) or (ii) which Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease, except as set forth in subsection 7.10B.

      B. Company and its Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any such lease described in subsection 7.10A if and to the extent that (a) if such lease is a Capital Lease, Company or any of its

Subsidiaries would be permitted to enter into, and remain liable under, such Capital Lease under subsection 7.9 and the Net Asset Sale Proceeds from property sold in such sale and lease-back are used to prepay the Revolving Loans, (b) if such lease is an Operating Lease, the Net Asset Sale Proceeds from the property sold in such sale and lease-back are used to make a mandatory prepayment of the Loans and/or reduction in the Commitments in accordance with subsection 2.4B(iii)(a), (c) the property sold in such sale and lease-back is sold or transferred within ninety (90) days of its acquisition by Company or any of its Subsidiaries, (d) the original acquisition price for such property is less than $1,000,000, (e) the aggregate amount of all sales and lease-backs permitted by this subsection 7.10B does not exceed $2,000,000 in any Fiscal Year or $10,000,000 for the duration of this Agreement.

7.11  SALE OR DISCOUNT OF RECEIVABLES.

            Each Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

7.12  TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES.

      A. Each Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Company or with any Affiliate of Company or of any such holder, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to (i) any transaction between Company and any of its wholly-owned Subsidiaries or between any of its wholly-owned Subsidiaries or
(ii) reasonable and customary fees paid to members of the Boards of Directors of Company and its Subsidiaries.

      B. Each Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pay or incur any liability for any management fees, consulting fees, and advisory fees, or the like to any holder of 5% or more of any class of equity Securities of Company or with any Affiliate of Company or of any such holder.

7.13  DISPOSAL OF SUBSIDIARY STOCK.

            Each Borrower shall not:

            (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except to qualify directors if required by applicable law; or

            (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries (including such Subsidiary), except to Company, another Subsidiary of Company, or to qualify directors if required by applicable law.

7.14  CONDUCT OF BUSINESS.

            From and after the Effective Date, shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by Company and its Subsidiaries on the Effective Date and similar or Related Businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

7.15  AMENDMENTS OR WAIVERS OF CERTAIN RELATED AGREEMENTS.

      A. AMENDMENTS OR WAIVERS OF CERTAIN RELATED AGREEMENTS AND OTHER AGREEMENTS. Neither any Borrower nor any of its Subsidiaries will agree to any material amendment to, or waive any of its material rights under, any Related Agreement, the METC Holdings Unanimous Shareholders Agreements or the METC Unanimous Shareholders Agreement after the Effective Date without in each case obtaining the prior written consent of Requisite Lenders to such amendment or waiver. Borrowers shall notify Administrative Agent upon any amendment to, or waiver of any material rights thereunder, of the Management Employment Agreements or Stock Repurchase Agreements.

      B. AMENDMENTS OF DOCUMENTS RELATING TO SUBORDINATED INDEBTEDNESS, SUBORDINATED ACQUISITION INDEBTEDNESS, AND SUBORDINATED CONTINGENT ACQUISITION OBLIGATIONS. Each Borrower shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, Subordinated Acquisition Indebtedness, or Subordinated Contingent Acquisition Obligations, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, Subordinated Acquisition Indebtedness, or Subordinated Contingent Acquisition Obligations, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness, Subordinated Acquisition Indebtedness, or Subordinated Contingent Acquisition Obligations (or a trustee or other representative on their behalf) which would be adverse to Company or Lenders.

7.16  FISCAL YEAR.

            Each Borrower shall not change its Fiscal Year-end from December 31.

SECTION 8.  EVENTS OF DEFAULT

            If any of the following conditions or events ("Events of Default") shall occur:

8.1   FAILURE TO MAKE PAYMENTS WHEN DUE.

            Failure by any Borrower to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit; or failure by any Borrower to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

8.2   DEFAULT IN OTHER AGREEMENTS.

            (i) Failure of Company or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1) or Contingent Obligations with an aggregate principal amount of $250,000 or more, in each case


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beyond the end of any grace period provided therefor; or (ii) breach or default by Company or any of its Subsidiaries with respect to any other material term of
(a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

8.3   BREACH OF CERTAIN COVENANTS.

            Failure of any Borrower to perform or comply with any term or condition contained in subsections 2.5 or 6.2 or Section 7 of this Agreement; or

8.4   BREACH OF WARRANTY.

            Any representation, warranty, certification or other statement made by any Borrower or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

8.5   OTHER DEFAULTS UNDER LOAN DOCUMENTS.

            Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 8, and such default shall not have been remedied or waived within 30 days after the occurrence thereof; or

8.6   INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

            (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Borrower or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or any other Insolvency Laws, which decree or order is not stayed; or any other similar relief shall be granted under any applicable Insolvency Laws; or (ii) an involuntary case shall be commenced against any Borrower or any of its


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Subsidiaries under the Bankruptcy Code or under any other Insolvency Laws; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Borrower or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of any Borrower or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of any Borrower or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

8.7   VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

            (i) any Borrower or any of its Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other Insolvency Laws, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or any Borrower or any of its Subsidiaries shall make any assignment for the benefit of creditors; or
(ii) any Borrower or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of any Borrower or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

8.8   JUDGMENTS AND ATTACHMENTS.

            Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $100,000 or (ii) in the aggregate at any time an amount in excess of $500,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against any Borrower or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or


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8.9   DISSOLUTION.

            Any order, judgment or decree shall be entered against any Borrower or any of its Subsidiaries decreeing the dissolution or split up of such Borrower or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

8.10  EMPLOYEE BENEFIT PLANS.

            There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of any Borrower, any of their Subsidiaries or any of their respective ERISA Affiliates in excess of $100,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $100,000; or

8.11  MATERIAL ADVERSE EFFECT.

            Any event or change shall occur that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect; or

8.12  CHANGE IN CONTROL.

            Willis Stein and BCI shall cease to beneficially own shares of capital stock of Holdings in an amount sufficient to allow Willis Stein and BCI to elect a majority of the members of the Board of Directors of Holdings; or

8.13  INVALIDITY OF GUARANTIES; FAILURE OF SECURITY; REPUDIATION OF
      OBLIGATIONS.

            At any time after the execution and delivery thereof, (i) any Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any Collateral purported to be covered thereby, in each case for any reason other than the failure of Administrative Agent or any Lender to take


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any action within its control, or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including without limitation with respect to future advances by Lenders, under any Loan Document to which it is a party; or

8.14  AMENDMENT OF CERTAIN DOCUMENTS OF HOLDINGS.

            Holdings shall agree to any material amendment to, or waive any of its material rights under, or otherwise change any material terms of, any of the Acquisition Agreements or the Holdings Certificate of Designations as in effect on the Effective Date, in a manner adverse to Holdings or any of its Subsidiaries or to Lenders without the prior written consent of Administrative Agent and Requisite Lenders; or

8.15  CONDUCT OF BUSINESS BY HOLDINGS.

            Holdings shall (i) engage in any business other than entering into and performing its obligations under and in accordance with the Loan Documents and Related Agreements to which it is a party or (ii) own any assets other than
(a) the capital stock of Company and (b) Cash and Cash Equivalents in an amount not to exceed $100,000 at any one time for the purpose of paying general operating expenses of Holdings:

THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company and Canadian Borrower, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to the Borrowers, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided


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that the foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i).

            Any amounts described in clause (b) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to the terms of the Collateral Account (as defined in the Security Agreement) and shall be applied as therein provided.

            Notwithstanding anything contained in the second preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to clause (ii) of such paragraph Borrowers shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Borrowers, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended, directly or indirectly, to benefit Borrowers, and such provisions shall not at any time be construed so as to grant Borrowers the right to require Lenders to rescind or annul any acceleration hereunder or to preclude Administrative Agent or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.

SECTION 9.  ADMINISTRATIVE AGENT

9.1   APPOINTMENT.

      A. APPOINTMENT OF ADMINISTRATIVE AGENT. CIBC is hereby appointed Administrative Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Administrative Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Administrative Agent and Lenders and Borrowers shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement,


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Administrative Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries (other than as expressly provided in subsection 2.1D).

      B. APPOINTMENT OF SUPPLEMENTAL COLLATERAL ADMINISTRATIVE AGENTS. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "SUPPLEMENTAL COLLATERAL ADMINISTRATIVE AGENT" and collectively as "SUPPLEMENTAL COLLATERAL ADMINISTRATIVE AGENTS").

            In the event that Administrative Agent appoints a Supplemental Collateral Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Administrative Agent shall run to and be enforceable by either Administrative Agent or such Supplemental Collateral Administrative Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Administrative Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Administrative Agent, as the context may require.


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            Should any instrument in writing from Company or any other Loan
Party be required by any Supplemental Collateral Administrative Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Company shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Administrative Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Administrative Agent.

9.2   POWERS AND DUTIES; GENERAL IMMUNITY.

      A. POWERS; DUTIES SPECIFIED. Each Lender irrevocably authorizes Administrative Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Administrative Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. Administrative Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Administrative Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

      B. NO RESPONSIBILITY FOR CERTAIN MATTERS. Administrative Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Administrative Agent to Lenders or by or on behalf of Company or its Subsidiaries to Administrative Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or its Subsidiaries or any other Person liable for the payment of any


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Obligations, nor shall Administrative Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

      C. EXCULPATORY PROVISIONS. Neither Administrative Agent nor any of its officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by Administrative Agent under or in connection with any of the Loan Documents except to the extent caused by Administrative Agent's gross negligence or willful misconduct. Administrative Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until Administrative Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), Administrative Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against Administrative Agent as a result of Administrative Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

      D. ADMINISTRATIVE AGENT ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, Administrative Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit,


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Administrative Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include Administrative Agent in its individual capacity. Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Borrowers or any of their Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrowers for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

9.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF CREDITWORTHINESS.

            Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and Administrative Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

9.4   RIGHT TO INDEMNITY.

            Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify Administrative Agent, to the extent that Administrative Agent shall not have been reimbursed by Borrowers, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements


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resulting from Administrative Agent's gross negligence or willful misconduct. If any indemnity furnished to Administrative Agent for any purpose shall, in the opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

9.5   SUCCESSOR ADMINISTRATIVE AGENT.

            Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to Lenders and Borrowers, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Borrowers and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to Borrowers, to appoint a successor Administrative Agent, with the written consent of Borrowers at all times other than during the existence of an Event of Default, which consent of Borrowers, if required, shall not be unreasonably withheld. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

9.6   COLLATERAL DOCUMENTS AND GUARANTIES.

      A. GENERAL. Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders under each Guaranty, and each Lender agrees to be bound by the terms of each Collateral Document and each Guaranty; provided that Administrative Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or Guaranty or (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent or authorization from Lenders, Administrative Agent may


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execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders have otherwise consented or (b) release any Guarantor from any Guaranty if all of the capital stock of such Guarantor is sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders have otherwise consented. Anything contained in any of the Loan Documents to the contrary notwithstanding, Borrowers, Administrative Agent and each Lender hereby agree that (X) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Guaranties may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, and (Y) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale. Each Lender hereby constitutes and appoints Administrative Agent as its true, lawful and specific attorney, to act on its behalf, for purposes of granting and executing any and all Collateral Documents, and any extensions, renewals, modifications, and discharges of the Collateral Documents and the Collateral.

      B. POWER OF ATTORNEY. For greater certainty and without limiting the powers of Administrative Agent hereunder and for purposes of constituting security on any of the property, present or future, real, personal, movable or immovable of a Canadian Subsidiary, the Canadian Borrower or any Canadian Subsidiary Guarantor located in Quebec pursuant to the Canadian Collateral Documents for the payment of any bonds, notes, other title of indebtedness or any obligation, each of Administrative Agent (for the benefit of itself and each of the present and future Lenders) and Lenders acknowledges that Administrative Agent shall, for the purposes of holding any such security, be the holder of an irrevocable power of attorney ("fonde de pouvoir") of the benefit of Lenders and for the benefit of all present and future Lenders. Administrative Agent (for itself and each of the present and future Lenders) and Lenders agree that, notwithstanding the provisions of Section 32 of the Special Corporate Powers Act (Quebec), Administrative


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Agent may, as the person holding the power of attorney of Lenders, acquire any title of indebtedness secured by any of the Canadian Collateral Documents.

9.7   RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.

            Each Lender agrees that it shall not, without the express consent of Administrative Agent, set-off any amounts owing by such Lender to a Borrower or any Guarantor or any accounts of a Borrower or any Guarantor now or hereafter maintained with such Lender, except to the extent of the Loans made by such Lender and the accrued and unpaid interest thereon and fees with respect thereto, and subject to subsection 10.4. Each Lender further agrees that it shall not, unless specifically requested to do so by Administrative Agent, take or cause to be taken any action, including, without limitation, any demand for payment or commencement of any legal or equitable proceedings, against a Borrower or any Guarantor or otherwise to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral, the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

9.8   DUTIES OF OTHER AGENTS.

      Neither Documentation Agent nor Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgements with respect to such Lenders as it makes with respect to Administrative Agent in subsection 9.3.

SECTION 10. MISCELLANEOUS

10.1 ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND LETTERS OF CREDIT.

      A. GENERAL. Subject to subsection 10.1B, each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments or any Loan or Loans made by it or its Letters of Credit or participations therein or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of a Borrower, require such Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided,


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further that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii); provided, further that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation. Except as otherwise provided in this subsection 10.1, no Lender shall, as between any Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender.

      B.    ASSIGNMENTS.

            (i) Amounts and Terms of Assignments. Each Commitment, Loan, Letter of Credit or participation therein, or other Obligation may (a) be assigned in any amount to another Lender, or to an Affiliate of the assigning Lender or another Lender, with the giving of notice to Company and the consent of Administrative Agent (which consent shall not be unreasonably withheld) or (b) be assigned in an aggregate amount of not less than $2,500,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit and participations therein, and other Obligations of the assigning Lender) to any other Eligible Assignee with the consent of Company (except that consent of Company shall not be required after the occurrence and during the continuance of an Event of Default) and Administrative Agent (which consent of Company and Administrative Agent shall not be unreasonably withheld or delayed); provided, that, except as permitted by the next sentence hereof, any such assignment in accordance with either clause (a) or (b) above made on or before February 1, 2000 shall effect a pro rata assignment (based on the respective principal amounts thereof then outstanding or in effect) of each of the Commitments of such Lender and each of the Loans of such Lender. The foregoing proviso shall not apply to any assignment by a Lender to an Affiliated Fund of such Lender, if and only if such assignor and assignee agree to vote their interests in the Loans and Commitments together as if such interests were held by a single entity, and expressly agree for the benefit of the parties hereto to be bound by the provisions of subsection 2.9. To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be


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      relieved of its obligations with respect to its Commitments, Loans,
      Letters of Credit or participations therein, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $3,500 and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a). Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement,
      (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto; provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and/or to the assigning Lender, substantially in the form of Exhibit IV-A, Exhibit IV-B, Exhibit V, Exhibit VI, Exhibit VII-A or Exhibit VII-B annexed hereto, as the case may be, with appropriate insertions, to reflect the new Loans and/or Commitments of the assignee and/or the assigning Lender.

            (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender


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      and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if Administrative Agent has consented to the assignment evidenced thereby (to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Borrowers. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

            (iii) Subject to subsection 9.7, the rights of Administrative Agent and each Lender, including any assignee Lender, shall be solidary such that each of them shall be entitled to:

                  (a) demand repayment of Loans outstanding from time to time in accordance with the Loan Agreement;

                  (b) exact the whole performance of the Obligations from the
            Borrowers and the Guarantied Obligations from the Guarantors;

                  (c) benefit from the Collateral Documents and Collateral;

                  (d) give a full acquittance of the Obligations and the
            Guarantied Obligations; and

                  (e) exercise all rights and recourses under the Loan
            Documents;

                        the whole to the extent of the interest so assigned or
            transferred; provided, however, that the obligation to make Loans and to issue or arrange for the issuance of Letters of Credit as between such assuming Lender and each other Lender shall be several, and not joint and several or solidary and, accordingly, the Borrowers' recourse against such assuming Lender and the other Lenders, will be limited to the amount of


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            the respective Commitments of such assuming Lender and each other
            Lender.

            (iv) The Borrowers and each Canadian Guarantor shall execute and intervene in each Assignment Agreement; provided, that failure to execute and intervene in any Assignment Agreement shall not limit the effectiveness of such Assignment Agreement. The Borrowers, any other Guarantor and the assignee shall execute such further documents and confirmations including, without limitation in the case of the Borrowers and any other Guarantor, security documents and/or amendments to security documents and in the case of the assignee, amendments to and interventions in the Loan Documents (including the execution of any accession memorandum or other supplemental agreement or deed), as may be requested by Administrative Agent in connection with the assignment or transfer.

      C. PARTICIPATIONS. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, and all amounts payable by Borrowers hereunder (including without limitation amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6) shall be determined as if such Lender had not sold such participation. Borrowers and each Lender hereby acknowledge and agree that, solely for purposes of subsections 10.4 and 10.5, (a) any participation will give rise to a direct obligation of Company to the participant and (b) the participant shall be considered to be a "Lender".

      D. ASSIGNMENTS TO FEDERAL RESERVE BANKS. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that (i) no Lender shall, as between any Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.


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      E. INFORMATION. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to assignees and participants (and prospective assignees and participants) agreeing to be bound by subsection 10.19.

      F. REPRESENTATIONS OF LENDERS. Each Lender listed on the signature pages hereof hereby represents and warrants (i) that it is an Eligible Assignee described in clause (A) of the definition thereof; (ii) that it has experience and expertise in the making of loans such as the Loans; and (iii) that it will make its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 10.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in Section 2(c) of such Assignment Agreement are incorporated herein by this reference.

10.2  EXPENSES.

            Whether or not the transactions contemplated hereby shall be consummated, each Borrower, jointly and severally, agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents and any consents, amendments, waivers or other modifications thereto;
(ii) all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lenders as to any legal matters arising hereunder) and of Borrower's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including, without limitation, with respect to confirming compliance with environmental, insurance and solvency requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Administrative Agent (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by a Borrower, whether or not any such consents, amendments waivers or modifications become effective;
(iv) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any Collateral Document, including without limitation filing and recording fees, expenses and taxes, stamp or documentary taxes,


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search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Administrative Agent and of counsel providing any opinions that Administrative Agent or Requisite Lenders may request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) all the actual costs and reasonable expenses (including without limitation the reasonable fees, expenses and disbursements of any auditors, accountants or appraisers and any environmental or other consultants, advisors and agents employed or retained by Administrative Agent or its counsel) of obtaining and reviewing any appraisals provided for under subsection 6.9C, any environmental audits or reports provided for under subsection 6.9B(vii) and any audits or reports provided for under subsection 6.5B; (vi) the custody or preservation of any of the Collateral; (vii) all other actual and reasonable costs and expenses incurred by Administrative Agent in connection with the syndication of the Commitments and the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby, whether or not any such consents, amendments waivers or modifications become effective; and (viii) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents by reason of such Event of Default (including, without limitation, in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranties) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

10.3  INDEMNITY.

            In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, each Borrower, jointly and severally, agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless Administrative Agent and Lenders, and the officers, directors, employees, agents and affiliates of Administrative Agent and Lenders (collectively called the "INDEMNITEES"), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that Borrowers shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.


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
            As used herein, "INDEMNIFIED LIABILITIES" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any United States federal, Canadian federal, state, provincial or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the Related Agreements or the Acquisition Agreements or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranties), (ii) the statements contained in the commitment letter delivered by any Lender to a Borrower with respect thereto, or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

            To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, each Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

10.4  SET-OFF; SECURITY INTEREST IN DEPOSIT ACCOUNTS.

            In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the


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continuation of any Event of Default each Lender is hereby authorized by each
Borrower at any time or from time to time, without notice to such Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of a Borrower against and on account of the obligations and liabilities of such Borrower to that Lender under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Each Borrower hereby further grants to Administrative Agent and each Lender a security interest in all deposits and accounts maintained with Administrative Agent or such Lender as security for the Obligations.

10.5  RATABLE SHARING.

            Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under any applicable Insolvency Laws, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in


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
proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Each Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by a Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

10.6  AMENDMENTS AND WAIVERS.

            No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by any Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that any such amendment, modification, termination, waiver or consent which: increases the amount of any of the Commitments or reduces the principal amount of any of the Loans; changes in any manner the definitions of "Class", "Pro Rata Share", "Requisite Class Lenders" or "Requisite Lenders"; changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; postpones the scheduled final maturity date (but not the date of any scheduled installment of principal) of any of the Loans; postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable to the Lenders or Administrative Agent hereunder; increases the maximum duration of Interest Periods permitted hereunder; reduces the amount or postpones the due date of any amount payable in respect of, or extends the required expiration date of, any Letter of Credit; changes in any manner the obligations of Lenders relating to the purchase of participations in Letters of Credit; releases any Lien granted in favor of Administrative Agent with respect to 25% or more in aggregate fair market value of the Collateral; releases any Guarantor from its obligations under the Guaranty to which it is a party, in each case other than in accordance with the terms of the Loan Documents; or changes in any manner the provisions contained in subsection 8.1 or this subsection 10.6 shall be effective only if evidenced by a writing signed by or on behalf of all Lenders; provided further, that Administrative Agent may execute documents releasing Liens on Collateral to the extent permitted by subsection 9.6. In addition, (i) any amendment, modification,


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termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of Administrative Agent and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (iii) [intentionally omitted], (iv) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Administrative Agent shall be effective without the written concurrence of Administrative Agent, and (v) no amendment, modification, termination or waiver of any provision of subsection 2.4 which has the effect of changing any interim scheduled payments, voluntary or mandatory prepayments, or Commitment reductions applicable to a Class in a manner that disproportionately disadvantages such Class relative to any other Class shall be effective without the written concurrence of Requisite Class Lenders of such affected Class (it being understood and agreed that any amendment, modification, termination or waiver of any such provision which only postpones or reduces any interim scheduled payment, voluntary or mandatory prepayment, or Commitment reduction from those set forth in subsection 2.4 with respect to one Class but not any other Class shall be deemed to disproportionately disadvantage such one Class but not to disproportionately disadvantage any such other Class for purposes of this clause
(v)). Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Borrowers, on Borrowers.

10.7  INDEPENDENCE OF COVENANTS.

            All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default if such action is taken or condition exists.


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10.8  NOTICES.

            Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States or Canada mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States or Canada mail with postage prepaid and properly addressed; provided that notices to Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Borrowers and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

10.9  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

      A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

      B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in subsections 9.2C, 9.4 and 10.5 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

10.10 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

            No failure or delay on the part of Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.


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10.11 MARSHALLING; PAYMENTS SET ASIDE.

            Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that a Borrower makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or United States federal or Canadian federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.12 SEVERABILITY.

            In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.13 OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS.

            The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. Subject to the provisions of Section 9.7 the amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.


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10.14 HEADINGS.

            Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.15 APPLICABLE LAW.

            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

10.16 SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 10.1). Neither Borrowers' rights or obligations hereunder nor any interest therein may be assigned or delegated by Borrowers without the prior written consent of all Lenders.

10.17 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

            ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

            (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

            (II)  WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;


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
            (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

            (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER BORROWER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

            (V) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

            (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

10.18 WAIVER OF JURY TRIAL.

            EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its


                                      200
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jury trial rights following consultation with legal counsel. THIS WAIVER IS
IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION
10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

10.19 CONFIDENTIALITY.

            Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Borrowers in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, it being understood and agreed by Borrowers that in any event a Lender may make disclosures to Affiliates of such Lender or disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participations therein or disclosures required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Borrowers of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries.

10.20 RELATIONSHIP. Neither the execution of this Agreement, nor the sharing of the Loans or the Collateral, nor any agreement to share in profits or losses arising as a result of this transaction is intended to be nor shall it be construed to be the formation of a partnership or joint venture among the Lenders nor shall it be construed to be a debtor/creditor relationship between the Administrative Agent and any of the other Lenders and nothing herein contained shall obligate the Administrative Agent to perform the obligations of any other Lender, as syndicate member, hereunder.


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10.21 CURRENCY CONVERSION. If, for the purpose of obtaining or enforcing judgement in any court making or filing a proof of claim or for any other purpose hereunder, it is necessary to convert the Obligations into Dollars, the rate of exchange applied shall be that at which a Lender could purchase, in the money market or the foreign exchange market, as the case may be, Dollars with Canadian dollars on the day on which judgement is given, the claim is filed or the amount is due, as the case may be. Each Borrower agrees that its obligation, in respect of any amounts due from it to a Lender in Dollars shall, notwithstanding any judgement expressed or payment made in Canadian dollars, be discharged only to the extent that, on the business day next following receipt of any sums so paid or adjudged to be due in Dollars, such Lender may purchase, in the money market or the foreign exchange market, as the case may be, Dollars with the amount of Canadian dollars so paid or so adjudged to be due; and if the amount of Dollars so purchased is less than the amount originally due in Dollars, the Borrowers agree as a separate and distinct obligation hereunder and notwithstanding any such payment or judgement, to indemnify such Lender against such loss.

10.22 LANGUAGE. The parties hereto have requested that this Agreement and all related documents be drafted in English only. Les parties aux presentes ont exige que ce contrat et tous les documents s'y rapportant soient rediges en anglais seulement.

10.23 RESERVATION OF SECURITY.

            The parties hereby acknowledge and agree that the collateral charged pursuant to the Canadian Collateral Documents executed prior to the date hereof remains subject to the hypothecs, mortgages, pledges, charges, assignments and security interests created or constituted thereby which shall survive and continue to secure the Obligations in favor of Lenders and/or Administrative Agent for the benefit of the Lenders, including pursuant to the Existing Credit Agreement, without novation, and Administrative Agent and each Lender expressly reserves all its interest therein.

10.24 LIMITED WAIVER.

            Upon the effectiveness of this Agreement and the satisfaction or waiver of all conditions precedent set forth in subsection 4.1 and 4.2 to the initial Loans hereunder, the Lenders hereby waive any event of default under the Existing Credit Agreement arising from the failure, if any, of the Borrowers to comply with subsection 7.6C for the Fiscal Quarter ended on September 30, 1999.


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10.25 COUNTERPARTS; EFFECTIVENESS.

            This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon (i) the execution of a counterpart hereof by each of the parties hereto and receipt by each Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) the satisfaction or waiver by Requisite Lenders of the conditions set forth in subsection 4.1. At the time of the effectiveness of this Agreement, this Agreement shall amend and restate the Existing Credit Agreement, all obligations of Company under the Existing Credit Agreement that have not been paid as of the Effective Date shall become Obligations of Borrowers hereunder, and the commitments under the Existing Credit Agreement shall terminate.


                  [Remainder of page intentionally left blank]


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Page S-1 to Third Amended and Restated Credit Agreement


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

            COMPANY:          PROTOCOL COMMUNICATIONS, INC.


                              By: /s/ Raymond D. Wilson
                                 _____________________________________

                              Title: Chief Financial Officer
                                    __________________________________

                              Notice Address:

                                    Protocol Communications, Inc.
                                    One Design Center Place
                                    Boston, Massachusetts 02210



            CANADIAN          MEDIA EXPRESS INC.
            BORROWER:


                              By: /s/ Raymond D. Wilson
                                 _____________________________________

                              Title: Chief Financial Officer
                                    __________________________________

                              Notice Address:

                                    c/o Protocol Communications, Inc.
                                    One Design Center Place
                                    Boston, Massachusetts 02210


            AGENTS: CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and as a Lender


                              By: /s/ Michael Daven
                                 _____________________________________

                              Title: As Agent
                                    __________________________________

                              Notice Address:

Page S-2 to Third Amended and Restated Credit Agreement

                                    Canadian Imperial Bank of Commerce
                                    425 Lexington Avenue
                                    New York, NY  10017

                              ING (U.S.) CAPITAL LLC, as Syndication Agent
                                 and as a Lender


                              By: /s/ Bradford Pollard
                                 _____________________________________

                              Title: Vice President
                                    __________________________________

                              Notice Address:

                                    ING (U.S.) Capital Corporation
                                    333 South Grand Avenue, 42nd Floor
                                    Los Angeles, CA 90071


                              LASALLE BANK NATIONAL ASSOCIATION, as
                              Documentation Agent and as a Lender


                              By: /s/ Patricia M. Borkowski
                                 _____________________________________

                              Title: Vice President
                                    __________________________________

                              Notice Address:

                                    LaSalle Bank, National Association
                                    135 South LaSalle Street, Suite 307
                                    Chicago, IL 60603

Page S-3 to Third Amended and Restated Credit Agreement


LENDERS:                      FINOVA CAPITAL CORPORATION


                              By: /s/ Andrew Pluta
                                  ------------------------------------
                              Title: Vice President
                                     ---------------------------------

                              Notice Address:

                                     311 S. Wacker Drive
                                     Suite 4400
                                     Chicago, IL 60606

                              IBJ WHITEHALL BANK & TRUST COMPANY


                              By: /s/ Peter Daney
                                  ------------------------------------
                              Title: Director
                                     ---------------------------------

                              Notice Address:

                                     ----------------------
                                     ----------------------
                                     ----------------------



                              FIRST DOMINION CAPITAL, L.L.C.


                              By: /s/ John L. Sabre
                                  ------------------------------------
                              Title: Senior Managing Director
                                     ---------------------------------

                              Notice Address:

                                     1330 Avenue of the Americas, 38th Floor
                                     New York, NY 10019

Page S-4 to Third Amended and Restated Credit Agreement



                                      S-4